UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10303

Buffalo Funds
(Exact name of registrant as specified in charter)

5420 W. 61st Place, Shawnee Mission, KS			66025
(Address of principal executive offices)			(Zip code)

Clay E. Brethour 5420 W. 61st Place, Shawnee Mission, KS 66025
(Name and address of agent for service)

Registrant’s telephone number, including area code:		913-677-7778

Date of fiscal year end:	March 31, 2019

Date of reporting period:	March 31, 2019

Item 1. Reports to Stockholders.

ANNUAL REPORT

March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank if you hold your shares through such an institution. Instead, the reports will be made available on the Funds' website (buffalofunds.com/our-funds/performance/#literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you hold your shares directly with the Funds, by calling (800) 492 8332.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call (800) 492-8332 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary or directly with the Funds.

MESSAGE TO OUR SHAREHOLDERS

DEAR SHAREHOLDERS,

Equity markets in the U.S. continued their upward trajectory for the 12-month period ending March 31, 2019 as the S&P 500 Index produced a return of 9.50%. Fixed income markets also enjoyed another positive year returning 5.94%, as measured by the ICE BofAML U.S. High Yield Index. However capital markets outside the U.S. gave back ground during the period and the Morningstar Global Markets ex-US Index declined 5.20% on slowing global growth and ongoing structural issues in Europe.

Taking a closer look at the 12-month period, equity markets produced a significant reversal in the 1st quarter of 2019 following one of the worst periods of performance to close out 2018. Year-to-date through March 31, the S&P 500 Index posted a return of 13.65%, its biggest quarterly gain in nearly a decade. Much of the reversal in market sentiment was a result of the change in the Federal Reserve's (the Fed) policies, providing a more growth-friendly backdrop, combined with the anticipation that a U.S. — China trade deal is imminent. Regarding monetary policy, recall that in late 2018, Fed officials were targeting between one and three short-term interest rate increases for this year and a continued reduction in the Central Bank's $4 trillion balance sheet — a wind down of quantitative easing (QE). However, expectations for monetary policy changed in March as the Fed disclosed it is not likely to increase interest rates in 2019 and will stop shrinking its balance sheet by September, extending QE. This pivot in the Fed's policy provided a more growth-friendly tailwind for capital markets. Furthermore, nearly all of the world's central banks are keeping interest rate increases on hold, a signal to investors that low rates will continue significantly longer than most expected just a year ago.

The Fed's change in monetary policy is either going to extend the current 10-year economic expansion period or be a signal that the end of the growth cycle is near. While we do not believe a recession is imminent, the markets are at an inflection point. A recession is defined as two consecutive quarters of economic contraction (negative economic growth) as measured by the Gross Domestic Product (GDP). Since official GDP numbers are typically released two months after the end of a quarter, the economy could be in a recession up to eight months before it's "officially" announced. Financial markets don't wait for official recession announcements and stock market drawdowns occur quickly once signs of an economic recession appear. With that said, we believe an extension to the current economic expansion is the more likely outcome for the remainder of the year. The sustained robustness of the U.S. economy relative to the rest of the world provides some confidence to believe domestic economic expansion will continue. While the U.S. economy is experiencing some deceleration, growth is simply moderating from above trend to in-line.

In last year's President's Letter, we stated that the resolution of trade disputes was a critical factor in the probability of positive market returns moving forward. Thus far, whenever there are indications of a U.S. and China trade deal agreement, the market responds favorably. We believe trade deal negotiations will come to a close within the next six months, but "ending" the trade war appears to mean something quite different to each side. China would prefer all tariffs be lifted immediately. However, with China's history of backsliding on negotiated deals, the U.S. will likely demand that current tariffs remain, and the lifting of tariffs occur incrementally, as evidence of compliance to the agreement is substantiated. Trade deals are difficult to monitor and enforce, so Washington needs to hold on to at least some leverage to ensure China follows through. While the general market will see the initial advantage of a trade pact, and some sectors like agriculture will have immediate benefits, others may have to wait for fundamental improvements to business through the reduction of current tariffs in the future.

While a U.S. recession is likely to occur at some point, we don't believe it will be in 2019, but we wouldn't be surprised to see a pause or even some giveback in stock prices over the next six months. Regardless of the short-term volatility in the market, at Buffalo Funds, we take a long-term approach to investing. Just like our namesake, the buffalo, we are steady, strong, and proud. We have a record of growth that is a testament to our philosophy of trend-based, deeply-researched investing and commitment to long-term growth. Patience is our mantra, and our great strength. We appreciate your trust in our management teams and our organization. We will continue to work diligently to meet your expectations.

Sincerely,

Clay E. Bethour

President

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds.com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

Kornitzer Capital Management, Inc. is the Advisor to the Buffalo Funds which are distributed by Quasar Distributors, LLC.

Nothing contained in this communication constitutes tax, legal or investment advice. Investors must consult their tax advisors or legal counsel for advice and information concerning their particular situation.

The opinions expressed are those of the Portfolio Manager(s) and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

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TABLE OF CONTENTS

Portfolio Management Review (unaudited)	6
Investment Results (unaudited)	17
Expense Example (unaudited)	22
Allocation of Portfolio Holdings (unaudited)	24
Schedules of Investments or Options Written	26
Buffalo Discovery Fund (BUFTX)	26
Buffalo Dividend Focus Fund (BUFDX)	32
Buffalo Emerging Opportunities Fund (BUFOX)	39
Buffalo Flexible Income Fund (BUFBX)	45
Buffalo Growth Fund (BUFGX)	52
Buffalo High Yield Fund (BUFHX)	57
Buffalo International Fund (BUFIX)	67
Buffalo Large Cap Fund (BUFEX)	77
Buffalo Mid Cap Fund (BUFMX)	82
Buffalo Small Cap Fund (BUFSX)	87
Statements of Assets and Liabilities	92
Statements of Operations	94
Statements of Changes in Net Assets	96
Financial Highlights	100
Notes to Financial Statements	110
Report of Independent Registered Public Accounting Firm	121
Notice to Shareholders (unaudited)	122
Privacy Policy (unaudited)	133

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

BUFFALO DISCOVERY FUND

The Buffalo Discovery Fund produced a return of 10.34% for the 12-month period ending March 31, 2019, underperforming the Morningstar US Mid Growth Index, which returned 13.39% during the same period. The fund's underperformance versus the benchmark was primarily driven by stock selection within the Health Care and consumer sectors. Partially offsetting these negatives, the fund had a strong stock selection within the Financial and Materials sectors and also benefited from being underweight Energy, a sector that significantly underperformed the overall index.

Among the top contributors to performance for the period included Garmin Ltd., Ingevity Corporation, and Red Hat, Inc. Garmin manufactures and sells GPS (Global Positioning System) devices and technology products for the aviation, automotive, boating, outdoor and fitness markets. The company exceeded sales and earnings forecasts several times throughout the year driven by the market acceptance of advanced technology and richer features across its product lineup. This led to higher average selling prices and upside to investor growth expectations. Ingevity Corporation provides specialty chemicals and high-performance carbon materials and technologies used in a variety of demanding applications, including asphalt paving, oil exploration and production, agrochemicals, adhesives, lubricants, publication inks and most notably, automotive components that reduce gasoline vapor emissions. Countries around the globe are adopting new and more stringent vehicle emissions standards which have significantly expanded the company's market opportunity and growth. Meanwhile Red Hat's shares jumped higher when the company announced it agreed to be acquired by IBM for a substantial premium.

Detractors from performance included Nevro Corp., Portola Pharmaceuticals, Inc., and Mylan N.V. Nevro Corp. sells high-frequency spinal cord stimulation devices to treat pain. Its stock price was challenged during the year by patent litigation with a competitor and multiple disappointing forecasts caused by recurring attrition and productivity issues within its sales force. As a result, sales growth and profitability did not materialize as originally expected. Portola Pharmaceuticals, Inc. develops and manufactures hematology drugs. The company's stock price fell after management lowered sales expectations of its drug, Bevyxxa, which treats thrombosis. The initial uptake, manufacturability, and commercialization of the drug did not materialize as expected, lowering the overall market opportunity for the company. Mylan N.V. shares were controversial during the year due to growing concern about pricing pressure in the generics industry and the overall trend of profit margins for the company. Later in the year, investors were surprised by an unexpectedly large increase in Selling, General and Administrative (SG&A) expenses to support growth in bio-similar and more complex generics, a strategy intended to distance itself from generic industry pricing pressure, but it may take years to bear fruit and highlights a potential lack of investment in prior years.

The fund finished the fiscal year with 86 holdings, an increase of one from the end of the previous fiscal year.

Looking ahead, the market environment appears fertile for active growth stock investing. Interest rates, inflation, and unemployment remain relatively low by historical standards providing a healthy backdrop for consumers and businesses. We don't see a recession on the horizon nor a significant collapse in corporate earnings but valuations are at lofty levels, especially for big secular growers. Earnings growth comparisons also get more difficult as we lap the positive effects of last year's tax reform.

After a possible 1st quarter earnings reset, we suspect the backup in interest rates, a more dovish Federal Reserve stance and a trade deal with China could extend the positive market sentiment. Later in the 2nd half of 2019 market pundits could return their focus to the Fed's interest rate normalization process, which may weigh on market multiples.

Taking all of this together, we believe a volatile, more discerning market could materialize throughout 2019. The volatility may favor judicious growth stock investors, where a steady hand and active management with an eye toward quality, improving profit cycle dynamics and relatively attractive risk-adjusted returns could hold an advantage.

Economic conditions may ebb and flow, but our focus remains steadfast on investing in attractively priced, financially strong, well-managed companies whose innovative strategies should fuel secular growth

(Unaudited)

opportunities. We seek those opportunities where thoughtful management teams are in a favorable position to use innovation for market advantage and sustained value creation. Successful innovation may often lead to disruptive share gains in large existing markets, or the creation of large new market opportunities, a strategy which we believe is less dependent on the overall macro environment for growth.

BUFFALO DIVIDEND FOCUS FUND

The Buffalo Dividend Focus Fund posted a return of 7.48% for the 12-month period ending March 31, 2019, underperforming the Morningstar US Large-Mid Cap Index return of 9.43% and the S&P 500 Index return of 9.50%. Sector weightings and security selection hindered the fund's relative performance. Sectors with large weightings in the portfolio like Information Technology, Health Care, and Consumer Discretionary posted positive absolute returns, but lagged the benchmark's sector returns. Meanwhile some of the fund's smaller weighted sectors, Energy, Telecommunication Services, and Industrials, that comprised less than 17% of the fund's assets, produced returns greater than the comparable index sectors.

Specific securities that contributed to performance during the annual reporting period included Microsoft Corporation (MSFT), Visa Inc. (V), and Anthem (ANTM). Shares of Microsoft advanced on growing momentum from its cloud services and enterprise products. Visa's shares advanced on a favorable earnings releases and healthy transaction volumes. Anthem rose on a positive earnings outlook and the launch of a new pharmacy-benefits manager (IngenioRX).

Specific securities that detracted from performance included Activision Blizzard (ATVI), Kraft Heinz (KHC) and CVS Health Corp. (CVS). Activision declined on a weak earnings forecast, a new video game release missed lofty sales expectations, and poor reviews on a new game title. KraftHeinz dropped on a poor earnings release, goodwill impairment charges, and a dividend cut. Shares of CVS fell on weak earnings forecast due to rising costs, poor results from its Omnicare unit, and integration issues with its recent purchase of Aetna.

Although the market generated positive high single digit returns for the 12-month period, the final two quarters (4th quarter 2018 and 1st quarter 2019) generated double-digit markets moves (one negative and one positive). We expect the market to encounter continued volatility in the coming quarters. Concerns include inflation, potential strengthening of the U.S. dollar, vagaries regarding protectionism efforts from the Administration, evolving geopolitical risks, slowing economic growth, prospects for a recession, rising energy prices and the divided Congress. Valuation metrics while off recent highs are still above historical market averages, leading us to believe the stock market may have a difficult time achieving further multiple expansion. On the other hand, prospective tailwinds for the economy include further job growth, wage increases, lower tax rates, and robust business and consumer confidence, all of which could lead to higher Gross Domestic Product (GDP) growth. The Federal Reserve has also paused interest rate increases and future monetary policy actions are expected to be more data dependent.

Despite the expectation of continued volatility, we remain focused on wide moat, large capitalization competitively advantaged companies trading at reasonable valuations, in our view. If stock market volatility spikes, we will continue to follow our process of finding new investment ideas and to be ready when market declines provide better entry points.

BUFFALO EMERGING OPPORTUNITIES FUND

For the 12-month period ending March 31, 2019, the Buffalo Emerging Opportunities Fund posted a return of 9.39%, ahead of the 8.94% return produced by the Morningstar US Small Growth Index. During the past 12 months, the fund changed its primary benchmark to the Morningstar US Small Growth Index from the Russell 2000 Growth Index, which returned 3.85% during the time period.

The fund posted strong performance in the Information Technology and Financials sectors. Information Technology was the largest sector weighting in the fund and generated a return of over 30% for the period, compared to the index's sector return of about 23%. Financials was also an area of superior stock selection, with the fund's holdings returning about 24% versus the index's' return of negative 5.6%. Partially offsetting this outperformance was the fund's Consumer Discretionary holdings which returned a negative 17.3% compared to the positive 13.8% return by the Index.

While the past 12 months did see the return of downward volatility as small cap growth indices retreated more than 20% for the October through December 2018 period, the subsequent rally to start calendar 2019 erased most of these declines.

(Unaudited)

At March 31, 2019, the fund had a weighted average market cap of $1.4 billion compared to the index's weighted average market cap of $3.6 billion. The fund also had an active share of approximately 95%, which means that the portfolio's cumulative holdings only make up 5% of our benchmark's holdings. Additionally, statistics from FactSet indicate that, on average, only 12-14% of a company's outstanding shares within the fund are held by "passive" or index funds. This compares to the average company in our index, which has 25-30% of its outstanding stock held by passive funds. We believe that in periods of extreme volatility skittish investors are likely to pull their money from said passive funds; in turn, these passive funds sell the stock of their underlying holdings to generate cash to meet these redemptions. As a result, we believe our holdings should be less volatile during drawdown periods. The fund did demonstrate this characteristic during the calendar fourth quarter (Oct-Dec 2018) when the index declined 21.4% while the fund declined 19.0%.

During the past 12 months, the fund had two holdings acquired. Stryker acquired Invuity, a medical device company with solutions that help illuminate body cavities for surgery. Additionally, a financial buyer acquired Financial Engines, a provider of financial planning solutions to consumers. We believe that the market is conducive to both strategic and financial buyers looking for acquisition opportunities. In an environment with less robust economic activity and organic growth potential, we expect larger companies with access to low cost capital to look at acquisitions as a way to boost revenue and earnings growth. Additionally, many large private equity funds have been raised for the purpose of acquiring undervalued companies.

The daily headlines that have driven the strong market bounce back in early 2019 continue to provide a supportive overall market back drop as resolution of some of the trade disputes could enable better global growth and the Fed remaining accommodative has been a stock market winner for going on 10 years now. That said, our focus remains finding companies that can sustain growth due to secular growth trends or due to the innovation and disruption they are introducing to an industry, regardless of market headlines.

We operate at the small end of the small capitalization spectrum and can uncover ideas that have seen valuation dislocation that we believe is out of line with the actual results and outlook. As always, we will be playing close attention to the valuations of our holdings and will utilize market volatility to trim or add to holdings as risk/reward profiles improve or degrade.

The Buffalo Emerging Opportunities Fund is focused on identifying innovation within U.S. companies primarily with North American revenue bases. We continue to look for prudent ways to deploy cash and we remain long-term focused, aiming to be shrewd when the market environment presents opportunity and more cautious when it does not. With an active share of greater than 95%, the fund has continued to offer a distinct offering from the Index and peers.

BUFFALO FLEXIBLE INCOME FUND

For the twelve months ended March 31, 2019, the Buffalo Flexible Income Fund returned 7.73%. During the same period, the S&P 500 returned 9.50%, the Lipper Mixed-Asset Target Allocation Moderate Funds Index returned 3.93% and the ICE BofAML U.S. High Yield Index returned 5.94%.

EQUITY

For the fiscal year ended March 31, 2019, the equity portion of the portfolio returned 9.54% compared to a return of 9.50% for the S&P 500 Index. The Flexible Income Fund's equity component is primarily focused on large cap dividend payers which we believe possess significant competitive advantages. The primary sectors that led to the slight underperformance were Consumer Discretionary and Information Technology. The underperformance within Consumer Discretionary was due to security selection. Lions Gate Entertainment (LGF) was the biggest detractor. During 2018, LGF lowered its projected three-year (2018-2020) EBITDA growth rates from growing double digits to mid-high single digits with fiscal 2019 effectively showing no growth. LGF indicated that it was investing more in original content in the near term resulting in front loaded costs. Additionally, LGF predicted it would have fewer films in 2019 which would also negatively impact revenue and EBITDA. Amazon.com also negatively impacted relative performance but the company does not pay a dividend. The underperformance within the Information Technology sector was due to both sector allocation and security selection. As it relates to sector allocation, the fund was underweighted one of the better performing sectors in the index over the last year. Specific securities that detracted from performance included IBM and Intel. IBM's stock was negatively impacted after it announced it was acquiring Red Hat in October 2018 for $34 billion (30% of IBM's market capitalization) in cash. IBM paid a relatively high multiple

(Unaudited)

for the business (10x sales) and its balance sheet leverage will increase to around 4x from 2x and the company planned to suspend its share repurchases for 2020 and 2021 until leverage declined to more management levels. INTC appreciated during the year but less than the sector. The top equity contributors to the fund in fiscal 2019 were Microsoft, Boeing and HollyFrontier while the top detractors to the fund in fiscal 2019 were Lions Gate Entertainment, Schlumberger and Pitney Bowes.

FIXED INCOME

The fixed income portion of the Buffalo Flexible Income Fund generated a loss of 1.09% over the past 12 months which underperformed the ICE BofAML U.S. High Yield Index which generated a return of 5.94%. The energy sector was the largest detractor primarily due to security selection. Approach Resources' bonds declined significantly during the year due to weak financial results leading to tight liquidity and potential fears over tripping a debt covenant. Forum Energy was also a negative contributor due to weak operating results. The company has recently changed management and is focused on generating free cash flow and organic growth versus its past focus of Mergers and Acquisitions (M&A). The top fixed income contributors during the year were Everi Payments, Consolidated Communications and Charter Communications, while the top detractors were Approach Resources, Forum Energy and Medicines Company.

DERIVATIVES

Management also generated income for the fund during the period by writing covered call options. The limited activity in derivative contracts added about 25 basis points of incremental income to fund shareholders during the annual reporting period.

We continue to be diligent in our process of seeking income-producing securities trading at reasonable valuations by our analysis. Given that we believe the U.S. is in the later stages of the current economic cycle, we continue to find ourselves confronted with relatively low spread and yield levels with the non-investment grade fixed income asset class that we prefer over the long haul. This backdrop has resulted in a bond allocation that remains close to the low end of our range in terms of the fund's overall asset mix of stocks, bonds, and cash. Within the fixed income portion of the portfolio, we continue to focus on higher-quality, non-investment grade issuers with defensive business models and manageable credit metrics.

Following the strong market performance during the period, uncertainties that could impact capital markets for the remainder of the year include the Federal Reserve's recent signaling of a less hawkish stance on further rate increases, the recent inversion of the yield curve, increased investor confidence that the trade dispute with China will be resolved and recent weakness in the economies of many European countries. We are also seeing continued strength in the U.S. job market and signs that the U.S. housing market may be improving. As always, we appreciate your confidence in our investment capabilities over the long term.

BUFFALO GROWTH FUND

The Buffalo Growth Fund produced a return of 13.17% for the twelve-month period ending March 31, 2019, slightly trailing the benchmark Morningstar US Growth Index return of 14.02%. Although the fund had strong stock selection within the Information Technology and Material sectors and was underweight the poorest performing sector over the period, the Energy sector, stock selection within the Industrials, Consumer Discretionary, and Health Care sectors weighed on relative performance during the period.

Top contributors during the trailing twelve months included Microsoft (MSFT) and Amazon.com (AMZN). Microsoft continued to successfully transition itself from a software company into a cloud provider that can deliver a wide variety of platform-as-a-service and infrastructure-as-a-service solutions at scale. We believe the company has a long runway of double-digit revenue growth opportunities with margin expansion for several years. Amazon has established itself as the default "go-to" ecommerce website in North America, generating nearly $280 billion of gross merchandise volume (GMV) during 2018. We believe the company's dominance in ecommerce in the U.S. will continue to grow as it continues to build out its distribution and delivery infrastructure, while also growing its online advertising strategy.

The biggest detractors in the period were Evoqua Water Technologies (AQUA) and Nevro Corp. (NVRO). Evoqua Water Technologies is a global leader in helping municipalities and industrial customers protect and improve water and provide cost-effective and reliable treatment systems and services to ensure uninterrupted quality of water, enable regulatory and environmental compliance, and increase efficiency through water reuse. In the December quarter, the company missed its expected financial results by a large margin, on a

(Unaudited)

combination of project delays and management's failure to execute. We believe that the core fundamentals providing a tailwind to the company's business will continue long-term, but the management is in a "show-me" period as they try to restore credibility with investors. Nevro Corp. sells high-frequency spinal cord stimulation devices to treat chronic pain. Its stock price was challenged during the year by patent litigation with a competitor and multiple disappointing growth forecasts caused by recurring attrition and productivity issues within its sales force. As a result, sales growth and profitability did not materialize as originally expected.

The market environment appears fertile for active growth stock investing. Interest rates, inflation, and unemployment remain relatively low by historical standards providing a healthy backdrop for consumers and businesses. We don't see a recession on the horizon nor a significant collapse in corporate earnings but valuations are at lofty levels, especially for big secular growers. Earnings growth comparisons also get more difficult as we lap the positive effects of last year's tax reform.

After possible earnings reset in the 1st quarter of 2019 we suspect the backup in interest rates, a more dovish Federal Reserve stance and a trade deal with China could extend the positive market sentiment. Later in the back half of 2019, market pundits could return their focus to the Fed's interest rate normalization process which may weigh on market multiples.

With the significant move up that the market made during the first quarter of 2019, we believe a volatile, more discerning market environment could materialize through 2019. The volatility may favor judicious growth stock investors where a steady hand and active management with an eye toward quality, improving profit cycle dynamics and relatively attractive risk-adjusted returns could hold an advantage.

While economic conditions may ebb and flow, our focus for the Growth Fund is to invest in secular trend stars: attractively-priced, financially-strong, well-managed companies across all market cap segments, which we believe are favorably positioned to harvest the lion's share of big secular growth trends.

BUFFALO HIGH YIELD FUND

The Buffalo High Yield Fund generated a 3.46% return for the fiscal year ending March 31, 2019, underperforming the ICE BofAML U.S. High Yield Index which returned 5.94% during the same period. After producing positive returns in the first two quarters of the fiscal year, the performance for the High Yield sector tumbled in the third quarter driving cumulative returns into negative territory before reversing course with the strongest quarterly start to a calendar year on record. The market's performance was driven by: (i) continued, albeit modest, economic growth of U.S. GDP; (ii) a healthy labor market with additional jobs added and the unemployment rate near cycle lows; (iii) the Federal Reserve maintaining a gradual pace of increasing interest rates before pivoting in December to a more neutral stance which drove 1st quarter 2019 results; (iv) concerns regarding disruptions in international trade on proposals for tariffs on selected imported products; (vi) evolving geopolitical landscape and risks; and (vii) passage of legislation that cut taxes, boosted spending, and increased the budget deficit. The 10-year Treasury bond returned 5.55% during the fiscal year while the S&P 500 stock index returned 9.50%.

A strong investment inflow into high yield funds during the last quarter of the fiscal year was not enough to offset the negative cash outflows during the first three quarters resulting in roughly $12.5 billion of outflows for the year. This compares to outflows of $25 billion in the previous fiscal year according to data from JP Morgan. The high yield new issuance calendar in the fiscal year was down $122 billion to $181 billion.

During the fiscal year, the 10-year U.S. Treasury bond yield declined by 33 bps from 2.74% to 2.41% while the 2-year Treasury bond ended the period essentially unchanged. The flattening in yield curve drove investment in fixed income with the high yield segment outpacing investment grade bonds. According to data from JP Morgan, the CCC-rated segment returned 3.71%, underperforming the B-rated and BB-rated segments, which returned 6.24% and 6.67%, respectively. The fund took a more defensive position throughout the year as nearly 20% of fund assets were invested in bank loans in anticipation of a weakening economy and expectations of higher interest rates, two events which have yet to fully materialize, leading to relative underperformance.

According to data from JP Morgan, the U.S. high yield market's spread to worst for the period ended March 31, 2019 was 452bps, 42bps wider than the preceding fiscal year but still 160 basis points below its 20-year historical average of 616 basis points.

The fund's cash balance at the end of the fiscal year increased slightly from the previous year's levels by about 1.7% as new security purchases were eclipsed by the holdings in the fund that were called by the issuers or

(Unaudited)

sold outright. The fund's composition by asset class as of March 31, 2019 was as follows:

	3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019
Straight Corporates	63.7%	64.9%	67.2%	68.2%	65.4%
Convertibles	11.5%	8.9%	8.3%	7.5%	10.1%
Bank Loans	18.1%	21.0%	19.7%	20.2%	17.2%
Preferred Stocks	0.5%	0.0%	0.0%	0.0%	0.0%
Convertible Preferreds	0.5%	0.5%	0.5%	0.6%	0.6%
Common Stocks	1.5%	1.3%	1.1%	0.8%	0.7%
Cash	4.3%	3.5%	3.1%	2.7%	6.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

The approximate rate and contribution of return from the various asset classes in the fund during the fiscal year is as follows:

	Approximate Unweighted Return	Approximate Contribution to Return
Straight Corporates	6.1%	4.24%
Convertible Bonds	4.4%	0.51%
Bank Loans	0.0%	0.00%
Preferred Stocks	-16.0%	-0.05%
Convertible Preferreds	12.1%	0.07%
Common Stocks	-25.4%	-0.30%
Cash	NM	0.00%

The fund's Straight Corporates, and Convertible Preferreds outperformed the index's total return, while Convertible Bonds, Bank Loans, Preferred Stock, and Common Stocks underperformed the index's total return.

Specific securities that contributed most positively to performance included Live Nation 2.500% convertible bonds, Consolidated Communication 6.500% straight corporate bonds, and Endo International 7.250% straight corporate bonds. The Live Nation convertible notes are highly correlated to the underlying stock price which was up 50% during the period driven by strong earnings and takeout speculation. Consolidated notes generated attractive interest yield while maintaining a steady price level. Endo were purchased at a discount and the company tendered for the outstanding notes at par.

Specific securities that detracted most from performance include Maxar bank debt, Akorn bank debt, and Lions Gate common stock. The Maxar term loan declined on news that one of the company's satellites stopped working, which will curtail expected earnings growth, and announced cost overruns at one of its manufacturing facilities. Akorn suffered in September when Fresenius terminated the merger agreement to acquire Akorn hinting at hidden regulatory issues. The fund liquidated its Akorn position shortly thereafter. Lions Gate declined throughout the year as the media industry underwent some consolidation and investors' hope that the company would be a target candidate didn't materialize.

The market for high yield securities started out the fiscal year looking to repeat 2017's "steady as she goes" climb towards mid-single digit return before suffering a significant correction in December 2018 only to be followed by a very solid 1st quarter 2019. A growing economy with modest inflation along with the Fed's decision to pause rate hikes created a favorable environment for risky assets; however, market participants are becoming increasingly concerned about potential trade wars with China and physical confrontations with North Korea and Russia/Syria. The U.S. high yield default rate was down 87bps year to date and down 127bps from 2.21% in March 2018 to 0.94%, and still well below the 3.0-3.5% long-term average. The slowdown in new issuance activity reduced the supply of bonds available for purchase, which has helped support bid levels. We continue to be concerned about: the Federal Reserve taking a more aggressive tightening policy stance; inflation growth acceleration; and increasing protectionism efforts from the White House.

We believe that the U.S. is in the later stages of the economic cycle but we still find ourselves confronted with relatively low spread and yield levels. We are managing the fund cautiously yet actively. We ended the year with 122 positions compared to the previous year's level of 146 positions (excluding cash).

We are managing the fund to focus on high-quality issuers with defensive business models and manageable credit metrics. We will continue to deploy the cash in opportunities that we believe offer the most appealing risk/reward tradeoff with a bias toward shorter durations and less levered credits. Additionally, we believe bank loans offer a compelling opportunity as they offer senior positioning in the capital structure and floating interest rates. Finally, we continue to look for opportunities in convertible bonds and preferreds.

BUFFALO INTERNATIONAL FUND

For the twelve months ending March 31, 2019, the Buffalo International Fund produced a return of 0.18%, outperforming the Morningstar Global Markets ex-US Index's return of -4.31%. Like their U.S. brethren, international capital markets were extremely volatile over the past twelve months, dropping as much as 16% before rebounding sharply in the 1st quarter of 2019.

(Unaudited)

International markets were buffeted by fears stemming from increasing global trade tension, the potential of a disorderly exit between England and the European Union (Brexit), the rollover of the global automotive cycle and continued economic sluggishness. Additionally, the steady rise in U.S. interest rates resulted in a poor investment climate for international equities during the past 12 months. Fortunately, the U.S Federal Reserve (the Fed), responding to market weakness, if not direct economic signals, provided the help investors craved late in the annual period by reversing to a more accommodative interest rate stance. That was all markets needed, as a wave of relief spread across the globe and equity markets rallied sharply during the final quarter of our annual reporting period. Additionally, prospects for a trade agreement between the U.S. and China appeared to improve, and the concerns of the likelihood of a hard Brexit mostly abated. For the first calendar quarter of 2019, the Morningstar Global Markets ex-US Index posted 10.14% return, well off the lows reached in late December.

The fund's outperformance versus the benchmark during the past 12 months was primarily driven by stock selection as our weightings in Consumer Discretionary, Energy, Technology and the Real Estate sectors detracted from performance. However, our weights in Health Care (over) and Financials (under) helped relative results.

Top contributors in the period included Sartorius Stedim, Kering and Carl Zeiss which benefited from the secular nature of their revenue growth. Unfortunately, despite positive contribution from stock selection overall, there were underperformers which included Fresenius, ASOS Plc, and Henkel. Fresensius, despite a positive resolution to litigation stemming from an acquisition that was terminated, was hit by fears of increased price pressure on their core dialysis markets. ASOS, an internet fashion retailer based in London, had poor performance as investors worried that the company's global logistics expansion would take longer and be far more expensive than originally anticipated. Meanwhile, Henkel's stock had a relatively poor showing as growth in their consumer business was not enough to offset increased concerns that a global economic slowdown could have on their more industrial focused customers.

Despite central bank best efforts, global economic growth has continued to languish. With that said, we see the global growth outlook starting to pick up toward the second half of the year as China shifts their priority to growth with renewed stimulus measures, a reduction in trade tensions, and a more favorable Brexit will help to improve sentiment and economic activity. Of course, as these political dynamics change, so too may our view of economic prospects. We will continue to monitor the effects on the industries and companies in which we invest and will continue to pay close attention to downside risks, while taking advantage of short-term volatility to invest in those companies that we believe have solid long-term prospects.

While not immune to a global economic slowdown, we believe our approach to investing positions us to identify companies than can grow throughout the economic cycle. Our view is that stocks outside the U.S. have become even less expensive relative to their domestic counter parts, and the heightened level of U.S. trade tension that continues may actually increase the potential for internationally-based companies to increase market share. We hope to use any significant market dislocation caused by slowing economic growth or trade concerns to add to positions in companies whose long-term prospects remain unchanged, in our view.

Economic condition may ebb and flow, but our focus remains steadfast on investing in attractively priced, financially strong, well-managed companies with innovative strategies fueled by secular growth trends. We believe this discipline should lead to superior risk-adjusted returns over the long term.

BUFFALO LARGE CAP FUND

For the fiscal year ending March 31, 2019, the Buffalo Large Cap Fund returned 12.96%, underperforming the Morningstar US Large Growth Index which returned 13.51% during the same period. The fund's underperformance versus the benchmark was primarily driven by stock selection in our Industrial and Health Care holdings. This was offset, in part, by strong stock selection in Technology where our holdings outperformed relative to the index even though the sector weighting was below the index levels.

Top contributors in the fiscal year period were Amazon.com, Microsoft, and Xilinx.

Amazon was the top performing stock in the fiscal year, returning almost 23% in the period. The company has continued to report strong revenue growth in all segments. Its core retail business, web service, and smaller revenue sources like advertising have continued to show significant growth opportunity, with the ability to take share from competitors.

Microsoft returned 29% during the fiscal year and was another strong contributor to the fund's return. The company continued to report strong operating results,

(Unaudited)

and its Azure (cloud infrastructure) segment appeared poised for further growth in excess of industry growth.

Xilinx was the third best performing holding in the fund during the fiscal year. The company consistently reported strong quarterly earnings, and its platforms appear positioned for sustained growth in markets such as data center and 5G communications.

Top detractors in the fiscal year period were Schlumberger, Alnylam, and FedEx.

Schlumberger was the biggest detractor from performance during the fiscal year, declining by almost 33%. The company has the largest oil services platform globally. It has suffered from a significant slowdown in pressure pumping in North America and general demand weakness in other key end markets as well.

Alnylam was another stock that detracted from the fund's performance in the fiscal year, declining by almost 22%. The company operates in the biotech industry focused on developing medicines from its RNAi platform. The company's shares have been volatile, reflecting investor concern about the likelihood of approval of key drugs in its pipeline, combined with a high cash burn rate that increases the risk of the investment thesis for investors. We believe the company has positive catalysts that can help to drive its shares higher in the remaining quarters of 2019.

FedEx was another weak performer, declining by 24% in the fiscal year. The company's shipping business has been impacted by slowing global growth and increased costs across its network. At the same time, the company is seeking to generate improvements in its cost structure and would also benefit from improvement in the macro environment. We believe that the longer-term outlook and demand drivers for the company remain strong.

The fund ended the fiscal year with 48 holdings (excluding cash) representing 47 companies. The cash position ended the period at about 5% of fund assets.

Relative to the index, the fund outperformed in the sectors of Technology, Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Materials, and Telecom. These sources of outperformance were more than offset, by weakness in Health Care, Industrials, and Real Estate, as well as the fund's fairly modest cash position during the market advance. In the wake of the very strong market performance during the annual reporting period, the fund continues to focus on investing in high-quality growth stocks in all industries with relatively attractive valuations by our analysis, which we believe should be a key driver of above-index, risk-adjusted returns over the long term.

Uncertainties that could impact large-cap growth stocks in the new fiscal year include: (i) the Federal Reserve's recent signaling of a less hawkish stance on further rate increases; (ii) recent inversion of the yield curve that could portend future economic weakness, although investors appear to be ignoring it for now; (iii) increased investor confidence that the trade dispute with China will be resolved; and (iv) recent weakness in the economies of many European countries where many of our holdings have significant exposure. These uncertainties are offset, in part, by apparent continued strength in the U.S. job market and signs that the U.S. housing market may be improving. At the same time, the benefits that many large-cap companies reached from the tax reforms of 2018 are reaching an anniversary, and valuations of these stocks are trading at elevated valuations. Amidst all of these uncertainties, we continue to be diligent in our process of finding large-cap growth companies that benefit from long-term trends while still trading at manageable valuations. We are seeking to reduce weightings in portfolio holdings that have appreciated above our target price and redeploy capital into companies with better risk-reward tradeoffs. As always, we appreciate your support and confidence in our process.

BUFFALO MID CAP FUND

The Buffalo Mid Cap Fund returned 8.40% for the 12-month period ending March 31, 2019, trailing the Morningstar US Mid Growth Index return of 13.39%. The bulk of the underperformance was driven by poor stock selection in the Consumer Discretionary and Health Care sectors.

Among the top contributors for the fiscal year were Exact Sciences, ServiceNow, and VM Ware. Exact Sciences was a new position added in the 1st quarter of 2018. The company is transforming cancer screening for colorectal cancer from the invasive colonoscopy to its liquid biopsy test, Cologuard. The Cologuard test currently owns a 4% market share with a long-term target of 40% market share. Exact Sciences continued to make progress on its growth plans by adding to its customer base and growing its quarterly test completed throughout the year. In addition, shares received a big boost from a co-marketing agreement with Pfizer, which will dramatically increase its sales presence in 2019 and should result in an acceleration of test adoption.

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Next, ServiceNow shares have benefitted from strong results that have continually exceeded expectations. The company targets the Global 2000, some of the largest enterprises worldwide, and is helping these companies with digital transformation of operations. Its core product of IT operations management has been a spring board into addressing other segments of these companies. The success of these product extensions in customer service and human resources, among other areas, has boosted growth and been a catalyst for shares.

Finally, VMware shares have benefitted from strong results and the clearing of questions surrounding Dell's majority ownership. Early in the year, there was concern that Dell would harm minority shareholders by using its majority ownership to acquire remaining shares at a discount price. Such an outcome never materialized and alternative plans to provide cash to Dell via a dividend removed an overhang for the stock. In addition, VMware shares have benefitted from strong results of a successful hybrid cloud strategy. This development answered concerns about how the company, which is known for server virtualization, would perform in an IT spending environment driven by migration to cloud architectures.

On the other hand, Summit Materials, a building materials company, was the largest detractor from performance in the fiscal year. Their business was slowed by abnormally wet weather which prevented construction activity from taking place in key markets. Additionally, a competitor's decision to go after market share with aggressive pricing prevented Summit from realizing their planned cement price increases and weighed on investor sentiment. We sold the position, realizing losses to offset taxable gains from other holdings, and used the capital to purchase shares of industry peer Martin Marietta Materials instead.

Another drag on performance came from Evoqua Water Technologies, a water treatment company that came to market through an initial public offering (IPO) in late 2017. Their first year as a public company was marred by repeated project delays, integration difficulties, guidance cuts, and a segment realignment. As a result, we lost confidence in the quality of the business and management team and exited the position.

Looking forward, the labor market continues to strengthen, boding well for consumer spending. While industrial activity has decelerated, it is still at a level that supports moderate gross domestic product (GDP) growth. Continued economic growth, subdued inflation, and a rebound in corporate earnings growth have the potential to create a healthy backdrop for equity investing. However, the recent bounce back in equity valuations and ongoing trade disputes somewhat temper our bullish sentiment. Regardless, we continue to believe that investing in businesses with competitive advantages, strong growth outlooks, and attractive valuations will generate solid risk adjusted returns over longer time horizons.

BUFFALO SMALL CAP FUND

For the fiscal year ending March 31, 2019, the Buffalo Small Cap Fund generated a return of 12.19%, outperforming the Morningstar US Small Growth Index which returned 8.94% during the same period. The fund's outperformance relative to the benchmark was primarily driven by stock selection in our Information Technology and Health Care sectors. This outperformance was partially offset by relative weakness in some holdings in the Materials and Consumer Discretionary sectors. Also impacting relative performance for the year was a negative allocation effect.

Top contributors in the fiscal year were Twilio, Trade Desk, and Paylocity Holdings.

Twilio, a leader in Communications Platform-as-a-Service (CPaaS), was the top contributing stock in the portfolio during the fiscal year, increasing 198% in the period. The company's application programming interface (API's) allow software developers to embed communications capabilities like SMS, voice, video, and email directly in their applications. Twilio continued to benefit from the secular shift of software to cloud-based solutions. Furthermore, the company should benefit from two new product cycles: the general availability of a new contact center product called Flex and an Internet of Things product called Twilio Wireless.

The Trade Desk, a provider of a platform for buyers of advertising, was also a key contributor to the fund's outperformance during the fiscal year, returning approximately 280% for the period. Throughout the year, the company reported very strong growth in its advertising channels, especially in Connected TV and audio, along with significant margin expansion. The company continued to benefit from a share shift in the digital ad category toward real-time programmatic ad buying.

Paylocity Holdings was another top contributing stock in the fund during the fiscal year, increasing 74% for the period. The company has proven to be an extremely consistent provider of outsourced payroll and human capital software to small and medium sized businesses,

(Unaudited)

growing revenues between 23% and 28% for the past nine quarters. The stock also got a boost recently as a mid-market competitor, Ultimate Software, received an offer to be taken private.

Top detractors in the fiscal year were Dycom Industries, Nevro, and GreenSky.

Dycom Industries, a leading provider of specialty contracting services to the telecommunications industry and other construction and utility providers, was the largest detractor from performance during the fiscal year. Although emerging wireless technologies (5G) will be a significant tailwind for the company, management has struggled to meet expectations which caused the selloff in the stock.

Nevro, a global medical device company focused on neuromodulation for the treatment of debilitating chronic pain, was another detractor from the fund's performance in the fiscal year. The company suffered from poor sales hiring trends impacting future growth and from intellectual property concerns with a key competitor.

GreenSky, which is a lending platform to match lenders with consumers making purchases in the home improvement and elective health care areas, was a weak performing investment during the fiscal year. The company sold off as its reported loan originations and take rate fell far short of expectation set at the time of the company's May 2018 initial public offering (IPO).

The fund finished the fiscal year with 72 holdings and a cash position of approximately 4% of fund assets.

Market fundamentals remain mostly positive. U.S. investors appear to have resigned themselves to slower economic growth expectations; however, we feel that the economy could accelerate if the Trump administration concludes the trade war with China which seems likely to happen this summer. In Europe, certain regions are showing signs of slowing, however most U.S. companies are not yet claiming that the continent has taken a leg down in economic activity. This is clearly an area to watch. In the U.S., the Fed has moved to a more neutral position regarding monetary policy and is doing a much better job communicating its intentions relative to last year. Growth investing remains in favor compared to value investing as a slower economic activity means investors should continue to place a premium on faster growing companies that require less of an economic tailwind to excel. Furthermore, the market has historically performed well in the third year of the presidential cycle. As always, we remain steadfast to our process of identifying investment opportunities in smaller, faster growing companies with the potential to benefit from long term trends that are trading at attractive valuations, by our analysis. We appreciate your continued support and confidence in our investment capabilities over the long term.

Sincerely,

John C. Kornitzer

President, KCM

(Unaudited)

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor's. The firm evaluates a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Earnings growth is not representative of a fund's future performance.

A basis point is one hundredth of a percentage point (0.01%)

Yield is the income return on an investment.

Yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

A Spread is the difference between the bid and the ask price of a security.

Non-investment grade is a bond rating that signifies a low credit quality with a high risk of defaulting.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

EBITDA = Earnings before Interest, Tax, Depreciation and Amortization.

Active share is a measure of the percentage of stock holdings in a manager's portfolio that differs from the benchmark index.

Free Cash Flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business, or share repurchases.

Par is the face value of a stock or other security, as distinct from its market value

INVESTMENT RESULTS (UNAUDITED)

Total Returns as of March 31, 2019

			Average Annual
	Gross Expense Ratio*****	Three Months	One Year	Five Years	Ten Years	Since Inception
Buffalo Discovery Fund (inception date 4/16/01)	1.02%	19.52%	10.34%	10.93%	17.73%	9.36%
Morningstar US Mid Growth Index	N/A	21.03%	13.39%	10.91%	17.23%	8.02%
Russell Mid Cap Growth Index	N/A	19.62%	11.51%	10.89%	17.60%	8.92%
Lipper Multi-Cap Growth Funds Index	N/A	16.88%	9.82%	11.06%	16.50%	6.95%
Buffalo Dividend Focus Fund (inception date 12/03/12)	0.95%	10.90%	7.48%	10.21%	N/A	12.36%
Morningstar US Large-Mid Cap Index	N/A	13.99%	9.43%	10.63%	N/A	13.96%
S&P 500 Index	N/A	13.65%	9.50%	10.91%	N/A	14.03%
Lipper Equity Income Funds Index	N/A	11.50%	6.94%	7.85%	N/A	11.11%
Buffalo Emerging Opportunities Fund (inception date 5/21/04)	1.50%	16.88%	9.39%	6.59%	19.73%	8.62%
Morningstar US Small Growth Index	N/A	19.43%	8.94%	9.58%	16.99%	9.52%
Russell 2000 Growth Index	N/A	17.14%	3.85%	8.41%	16.52%	9.33%
Lipper Small-Cap Growth Funds Index	N/A	18.93%	9.71%	9.33%	16.27%	8.96%
Buffalo Flexible Income Fund (inception date 8/12/94)	1.01%	11.84%	7.73%	5.38%	10.82%	7.22%
60% Morningstar US Large Cap Index/40% ICE BofAML U.S. High Yield Index	N/A	10.85%	8.52%	8.61%	13.96%	8.85%
Bank of America Merrill Combined Index (60% S&P 500® Index/40% ICE BofAML U.S. High Yield Index) (reflects no deduction for fees, expenses or taxes)	N/A	11.15%	8.08%	8.43%	14.05%	8.84%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	8.41%	3.93%	5.12%	9.44%	6.84%
Buffalo Growth Fund (inception date 5/19/95)	0.91%	15.30%	13.17%	10.40%	16.15%	10.16%
Morningstar US Growth Index*	N/A	17.67%	14.02%	13.45%	17.55%	N/A
Russell 1000 Growth Index	N/A	16.10%	12.75%	13.50%	17.52%	9.33%
Lipper Large Cap Growth Funds Index	N/A	16.21%	12.31%	12.33%	16.26%	8.32%
Buffalo High Yield Fund (inception date 5/19/95)	1.03%	5.28%	3.46%	3.60%	8.68%	6.93%
ICE BofAML U.S. High Yield Index	N/A	7.40%	5.94%	4.70%	11.24%	7.18%
Lipper High Yield Bond Funds Index	N/A	7.02%	4.72%	3.87%	10.19%	5.90%
Buffalo International Fund (inception date 9/28/07)**	1.05%	11.23%	0.18%	5.72%	11.57%	4.18%
Morningstar Global Markets ex-US Index	N/A	10.14%	-4.31%	3.17%	9.59%	1.72%
Russell Global (ex USA) Index Net***	N/A	N/A	N/A	N/A	N/A	N/A
Lipper International Funds Index	N/A	10.62%	-5.20%	2.67%	9.32%	1.54%
Buffalo Large Cap Fund (inception date 5/19/95)	0.94%	15.02%	12.96%	12.87%	16.54%	9.69%
Morningstar US Large Growth Index****	N/A	15.76%	13.51%	14.42%	17.60%	N/A
Russell 1000 Growth Index	N/A	16.10%	12.75%	13.50%	17.52%	9.33%
Lipper Large Cap Growth Funds Index	N/A	16.21%	12.31%	12.33%	16.26%	8.32%
Buffalo Mid Cap Fund (inception date 12/17/01)	1.02%	20.20%	8.40%	6.60%	13.58%	8.03%
Morningstar US Mid Growth Index	N/A	21.03%	13.39%	10.91%	17.23%	8.69%
Russell Mid Cap Growth Index	N/A	19.62%	11.51%	10.89%	17.60%	9.18%
Lipper Mid-Cap Growth Funds Index	N/A	18.75%	10.96%	10.07%	16.23%	8.36%

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			Average Annual
	Gross Expense Ratio*****	Three Months	One Year	Five Years	Ten Years	Since Inception
Buffalo Small Cap Fund (inception date 4/14/98)	1.01%	21.83%	12.19%	7.47%	13.95%	11.58%
Morningstar US Small Growth Index	N/A	19.43%	8.94%	9.58%	16.99%	6.18%
Russell 2000 Growth Index	N/A	17.14%	3.85%	8.41%	16.52%	6.11%
Lipper Small-Cap Growth Funds Index	N/A	18.93%	9.71%	9.33%	16.27%	7.07%

*  The inception date of the Morningstar US Growth Index is July 3, 2002. The annualized return since inception as of March 31, 2019 is 10.06%

**  Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

***  The Russell Global (ex USA) Index was discontinued as of 12/31/2018.

****  The inception date of the Morningstar US Large Growth Index is July 3, 2002. The annualized return since inception as of March 31, 2019 is 9.50%

*****  As reported in the Funds' Prospectus dated July 27, 2018. Current period gross expense ratio for each Fund can be found in the Financial Highlights, beginning on page 100.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current as of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

The Morningstar US Mid Growth Index has replaced the Russell Midcap® Growth Index as the Buffalo Discovery Fund's primary benchmark. The Morningstar US Large-Mid Cap Index has replaced the S&P 500® Index as the Buffalo Dividend Focus Fund's primary benchmark. The Morningstar US Small Growth Index has replaced the Russell 2000® Growth Index as the Buffalo Emerging Opportunities Fund's primary benchmark. The 60% Morningstar US Large Cap Index/40% ICE BofAML US High Yield Index has replaced the Bank of America Merrill Combined Index (60% S&P 500® Index/40% ICE BofAML US High Yield Index) as the Buffalo Flexible Income Fund's primary benchmark. The Morningstar US Growth Index has replaced the Russell 1000® Growth Index as the Buffalo Growth Fund's primary benchmark. The Morningstar Global Markets ex-US Index has replaced the Russell Global (ex-US)® Index as the Buffalo International Fund's primary benchmark. The Morningstar US Large Growth Index has replaced the Russell 1000® Growth Index as the Buffalo Large Cap Fund's primary benchmark. The Morningstar US Mid Growth Index has replaced the Russell Midcap® Growth Index as the Buffalo Mid Cap Fund's primary benchmark. The Morningstar US Small Growth Index has replaced the Russell 2000® Growth Index as the Buffalo Small Cap Fund's primary benchmark. The Advisor believes that each of the new indices is more appropriate given each Fund's holdings.

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Morningstar US Mid Growth Index measures the performance of US mid-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The Morningstar US Large-Mid Cap Index measures the performance of the US equity market targeting the top 90% of stocks by market capitalization. Lipper Equity Income Funds Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. The Morningstar US Small Growth Index measures the performance of US small-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flows and sales. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The Morningstar US Large Cap Index measures the performance of the US equity market targeting the

(Unaudited)

top 70% of stocks by market capitalization. The ICE BofAML U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. The Morningstar US Growth Index measures the performance of US stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Large Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The Morningstar Global Market ex-US Index is designed to provide exposure to the top 97% market capitalization in each of two market segments, developed markets, excluding the United States, and emerging markets. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classification. The Morningstar US Large Growth Index measures the performance of US large-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. The Russell 2000 is by far the most common benchmark for mutual funds that identify themselves as "small-cap", while the S&P 500 index is used primarily for large capitalization stocks. The Russell Global (ex USA) Index Net measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology companies, foreign securities, debt securities, lower- or unrated securities and smaller companies. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

INVESTMENT RESULTS (UNAUDITED) Continued

Growth of $10,000 Investment

BUFFALO DISCOVERY FUND

BUFFALO DIVIDEND FOCUS FUND

BUFFALO EMERGING
OPPORTUNITIES FUND

BUFFALO GROWTH FUND

BUFFALO HIGH YIELD FUND

BUFFALO INTERNATIONAL FUND

Growth of $10,000 Investment

(Unaudited)

BUFFALO FLEXIBLE INCOME FUND

BUFFALO MID CAP FUND

BUFFALO LARGE CAP FUND

BUFFALO SMALL CAP FUND

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2018 – March 31, 2019).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period October 1, 2018 - March 31, 2019*
Actual	$1,000.00	$1,006.90	$5.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO DIVIDEND FOCUS FUND	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period October 1, 2018 - March 31, 2019*
Actual	$1,000.00	$967.40	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(Unaudited)

BUFFALO EMERGING OPPORTUNITIES FUND	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period October 1, 2018 - March 31, 2019*
Actual	$1,000.00	$946.80	$7.18
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.44

* Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO FLEXIBLE INCOME FUND	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period October 1, 2018 - March 31, 2019*
Actual	$1,000.00	$987.00	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO GROWTH FUND	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period October 1, 2018 - March 31, 2019*
Actual	$1,000.00	$983.30	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.58

* Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO HIGH YIELD FUND	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period October 1, 2018 - March 31, 2019*
Actual	$1,000.00	$1,011.10	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.14

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO INTERNATIONAL FUND	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period October 1, 2018 - March 31, 2019*
Actual	$1,000.00	$964.70	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO LARGE CAP FUND	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period October 1, 2018 - March 31, 2019*
Actual	$1,000.00	$994.20	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO MID CAP FUND	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period October 1, 2018 - March 31, 2019*
Actual	$1,000.00	$1,001.70	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.14

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period October 1, 2018 - March 31, 2019*
Actual	$1,000.00	$918.60	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS
(UNAUDITED)

Percentages represent market value as a percentage of investments as of March 31, 2019

BUFFALO DISCOVERY
FUND

BUFFALO DIVIDEND
FOCUS FUND

BUFFALO EMERGING
OPPORTUNITIES FUND

BUFFALO FLEXIBLE
INCOME FUND

BUFFALO GROWTH
FUND

BUFFALO HIGH YIELD
FUND

Percentages represent market value as a percentage of investments as of March 31, 2019

(Unaudited)

BUFFALO
INTERNATIONAL FUND

BUFFALO LARGE CAP
FUND

BUFFALO MID CAP
FUND

BUFFALO SMALL CAP
FUND

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		94.63%
Communication Services		3.70%
	Entertainment	1.39%
204,941	Live Nation Entertainment, Inc.(a)	13,021,951
119,542	Take-Two Interactive Software, Inc.(a)	11,281,179
		24,303,130
	Interactive Media & Services	2.31%
15,303	Alphabet, Inc. — Class A(a)	18,009,948
105,758	IAC/InterActiveCorp(a)	22,220,813
		40,230,761
Total Communication Services (Cost $51,007,430)		64,533,891
Consumer Discretionary		12.10%
	Auto Components	1.14%
249,495	Aptiv PLC(b)	19,832,358
	Distributors	1.53%
938,258	LKQ Corp.(a)	26,627,762
	Diversified Consumer Services	1.96%
379,626	frontdoor, inc.(a)	13,066,727
451,697	ServiceMaster Global Holdings, Inc.(a)	21,094,250
		34,160,977
	Hotels, Restaurants & Leisure	0.75%
60,200	Vail Resorts, Inc.	13,081,460
	Household Durables	1.58%
320,455	Garmin Ltd.(b)	27,671,289
	Internet & Direct Marketing Retail	3.33%
14,847	Amazon.com, Inc.(a)	26,438,795
126,490	Etsy, Inc.(a)	8,502,658
194,485	Expedia Group, Inc.	23,143,715
		58,085,168
	Textiles, Apparel & Luxury Goods	1.81%
65,810	Columbia Sportswear Co.	6,856,086
283,765	VF Corp.	24,662,016
		31,518,102
Total Consumer Discretionary (Cost $169,195,425)		210,977,116

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Financials		5.73%
	Capital Markets	5.73%
275,285	Intercontinental Exchange, Inc.	20,960,200
161,310	MSCI, Inc.	32,074,880
277,849	Nasdaq, Inc.	24,309,009
107,685	S&P Global, Inc.	22,673,077
Total Financials (Cost $47,953,590)		100,017,166
Health Care		17.47%
	Biotechnology	2.17%
163,180	Exact Sciences Corp.(a)	14,134,651
171,973	Incyte Corp.(a)	14,791,398
121,458	Seattle Genetics, Inc.(a)	8,895,584
		37,821,633
	Health Care Equipment & Supplies	7.27%
46,520	ABIOMED, Inc.(a)	13,285,647
103,896	Align Technology, Inc.(a)	29,540,750
124,516	The Cooper Companies, Inc.	36,877,904
134,990	IDEXX Laboratories, Inc.(a)	30,183,764
132,486	STERIS PLC(b) (c)	16,962,182
		126,850,247
	Health Care Providers & Services	1.19%
77,315	WellCare Health Plans, Inc.(a)	20,855,721
	Life Sciences Tools & Services	6.84%
273,944	Agilent Technologies, Inc.	22,019,619
146,203	Bio-Techne Corp.	29,028,606
84,880	Illumina, Inc.(a)	26,371,367
85,355	IQVIA Holdings, Inc.(a)	12,278,317
40,864	Mettler-Toledo International, Inc.(a)	29,544,672
		119,242,581
Total Health Care (Cost $248,485,578)		304,770,182
Industrials		18.62%
	Aerospace & Defense	2.74%
104,729	Harris Corp.	16,726,269
157,305	HEICO Corp. — Class A	13,223,058
258,994	Hexcel Corp.	17,912,025
		47,861,352

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Building Products	1.22%
398,257	AO Smith Corp.	21,235,063
	Commercial Services & Supplies	3.08%
398,811	Copart, Inc.(a)	24,163,959
368,055	Republic Services, Inc.	29,584,261
		53,748,220
	Electrical Equipment	1.18%
247,560	AMETEK, Inc.	20,540,053
	Industrial Conglomerates	1.82%
92,926	Roper Industries, Inc.	31,777,904
	Machinery	2.61%
382,699	Evoqua Water Technologies Corp.(a)	4,814,354
85,568	IDEX Corp.	12,984,088
209,724	WABCO Holdings, Inc.(a)	27,647,915
		45,446,357
	Professional Services	5.23%
47,906	CoStar Group, Inc.(a)	22,344,317
120,695	Equifax, Inc.	14,302,357
469,961	IHS Markit Ltd.(a) (b)	25,556,479
217,723	Verisk Analytics, Inc.	28,957,159
		91,160,312
	Road & Rail	0.74%
111,805	Kansas City Southern	12,967,144
Total Industrials (Cost $236,133,562)		324,736,405
Information Technology		31.89%
	Communications Equipment	2.02%
89,712	Arista Networks Inc.(a)	28,210,835
187,797	Ciena Corp.(a)	7,012,340
		35,223,175
	Electronic Equipment, Instruments & Components	2.01%
323,374	Trimble, Inc.(a)	13,064,310
104,589	Zebra Technologies Corp. — Class A(a)	21,914,533
		34,978,843

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	IT Services	10.60%
205,280	Akamai Technologies, Inc.(a)	14,720,629
146,225	Broadridge Financial Solutions, Inc.	15,162,070
145,906	EPAM Systems, Inc.(a)	24,677,082
231,135	Fiserv, Inc.(a)	20,404,598
99,929	FleetCor Technologies, Inc.(a)	24,641,492
161,540	GoDaddy, Inc. — Class A(a)	12,146,193
57,090	Shopify, Inc. — Class A(a) (b)	11,795,936
129,435	Square, Inc. — Class A(a)	9,697,270
186,960	Total System Services, Inc.	17,763,070
72,878	WEX Inc.(a)	13,991,847
174,983	Worldpay, Inc.(a)	19,860,570
		184,860,757
	Semiconductors & Semiconductor Equipment	0.38%
131,009	Semtech Corp.(a)	6,669,668
	Software	16.88%
458,675	8x8, Inc.(a)	9,265,235
161,405	Aspen Technology, Inc.(a)	16,828,085
91,460	Autodesk, Inc.(a)	14,251,297
2,641,948	BlackBerry Ltd.(a) (b)	26,657,255
162,017	Guidewire Software, Inc.(a)	15,741,572
104,260	Intuit, Inc.	27,254,607
114,414	Palo Alto Networks, Inc.(a)	27,788,872
213,873	Proofpoint, Inc.(a)	25,970,598
170,273	PTC, Inc.(a)	15,695,765
270,100	RealPage, Inc.(a)	16,392,369
132,851	Red Hat, Inc.(a)	24,271,878
105,337	salesforce.com, Inc.(a)	16,682,221
77,277	ServiceNow, Inc.(a)	19,048,008
197,935	Synopsys, Inc.(a)	22,792,215
77,400	Tyler Technologies, Inc.(a)	15,820,560
		294,460,537
Total Information Technology (Cost $423,522,951)		556,192,980

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Materials		5.12%
	Chemicals	5.12%
143,595	Air Products & Chemicals, Inc.	27,420,901
306,180	FMC Corp.	23,520,747
147,839	Ingevity Corp.(a)	15,613,277
176,477	International Flavors & Fragrances Inc.	22,728,473
Total Materials (Cost $58,954,708)		89,283,398
Total Common Stocks (Cost $1,235,253,244)		1,650,511,138
Real Estate Investment Trusts (REITs)		2.77%
	Real Estate	2.77%
161,704	Crown Castle International Corp.	20,698,112
60,929	Equinix Inc.	27,610,585
Total Real Estate (Cost $31,284,108)		48,308,697
Total REITs (Cost $31,284,108)		48,308,697
Short Term Investment		4.34%
Investment Company		4.34%
75,716,247	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 2.31%(d)	75,716,247
Total Investment Company		75,716,247
Total Short Term Investment (Cost $75,716,247)		75,716,247
Total Investments (Cost $1,342,253,599)		101.74 1,774,536,082%
Liabilities in Excess of Other Assets		(1.74 (30,274,480))%
Total Net Assets		100.00 1,744,261,602%

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $128,475,499 (7.37% of net assets) at March 31, 2019.

(c)  A portion of this security is deemed illiquid. The total value of the illiquid portion of this security amounted to $14,608,991 (0.84% of net assets) at March 31, 2019.

(d)  The rate quoted is the annualized seven-day effective yield as of March 31, 2019.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		88.55%
Communication Services		11.67%
	Diversified Telecommunication Services	2.05%
18,130	AT&T, Inc.	568,557
10,625	Verizon Communications, Inc.	628,256
		1,196,813
	Entertainment	4.78%
10,750	Activision Blizzard, Inc.	489,448
64,850	AMC Entertainment Holdings, Inc. — Class A	963,022
12,005	The Walt Disney Co.	1,332,915
		2,785,385
	Interactive Media & Services	3.33%
630	Alphabet, Inc. — Class A(a)	741,441
650	Alphabet, Inc. — Class C(a)	762,651
2,600	Facebook, Inc. — Class A(a)	433,394
		1,937,486
	Media	1.51%
15,200	Comcast Corp. — Class A	607,696
7,466	Fox Corp. — Class A(a)	274,077
		881,773
Total Communication Services (Cost $5,256,625)		6,801,457
Consumer Discretionary		5.94%
	Automobiles	0.52%
8,200	General Motors Co.	304,220
	Hotels, Restaurants & Leisure	2.35%
11,625	Carnival Corp.(b)	589,620
6,775	Cedar Fair, L.P.	356,501
5,700	Starbucks Corp.	423,738
		1,369,859
	Internet & Direct Marketing Retail	1.68%
550	Amazon.com, Inc.(a)	979,412
	Specialty Retail	1.39%
4,225	The Home Depot, Inc.	810,735
Total Consumer Discretionary (Cost $2,266,342)		3,464,226

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Consumer Staples		3.76%
	Beverages	1.17%
5,550	PepsiCo, Inc.	680,152
	Food & Staples Retailing	0.58%
3,450	Walmart, Inc.	336,479
	Food Products	0.47%
8,375	The Kraft Heinz Co.	273,444
	Household Products	1.54%
4,450	Colgate-Palmolive Co.	305,003
5,725	The Procter & Gamble Co.	595,686
		900,689
Total Consumer Staples (Cost $1,954,465)		2,190,764
Energy		8.33%
	Energy Equipment & Services	1.02%
20,200	Halliburton Co.	591,860
	Oil, Gas & Consumable Fuels	7.31%
33,040	Energy Transfer Equity, L.P.	507,825
22,350	Enterprise Products Partners L.P.	650,385
9,600	Enviva Partners LP	309,600
8,450	Exxon Mobil Corp.	682,760
11,575	Hess Corp.	697,162
23,700	Kinder Morgan, Inc.	474,237
9,526	Marathon Petroleum Corp.	570,131
5,950	Royal Dutch Shell PLC — Class A — ADR(b)	372,411
		4,264,511
Total Energy (Cost $4,488,330)		4,856,371

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Financials		15.09%
	Banks	7.15%
40,000	Bank of America Corp.	1,103,600
23,250	BB&T Corp.	1,081,822
8,550	Citigroup, Inc.	531,981
11,000	JPMorgan Chase & Co.	1,113,530
9,000	PacWest Bancorp	338,490
		4,169,423
	Capital Markets	3.80%
1,100	BlackRock, Inc.	470,107
4,025	CME Group, Inc.	662,434
5,150	S&P Global, Inc.	1,084,333
		2,216,874
	Diversified Financial Services	2.59%
5,400	Berkshire Hathaway Inc. — Class B(a)	1,084,806
27,000	Compass Diversified Holdings	423,630
		1,508,436
	Insurance	1.55%
11,575	Arthur J. Gallagher & Co.	904,008
Total Financials (Cost $5,776,771)		8,798,741
Health Care		12.73%
	Biotechnology	1.45%
6,225	AbbVie, Inc.	501,673
1,800	Amgen Inc.	341,964
		843,637
	Health Care Equipment & Supplies	1.15%
7,400	Medtronic, PLC(b)	673,992
	Health Care Providers & Services	5.10%
4,275	Anthem, Inc.	1,226,839
13,100	CVS Health Corp.	706,483
4,200	UnitedHealth Group, Inc.	1,038,492
		2,971,814

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	5.03%
1,800	Allergan PLC(b)	263,538
3,150	Eli Lilly & Co.	408,744
6,825	Johnson & Johnson	954,067
5,600	Merck & Co., Inc.	465,752
19,800	Pfizer Inc.	840,906
		2,933,007
Total Health Care (Cost $5,262,398)		7,422,450
Industrials		8.49%
	Aerospace & Defense	2.32%
2,125	The Boeing Co.	810,518
4,200	United Technologies Corp.	541,338
		1,351,856
	Air Freight & Logistics	0.37%
1,200	FedEx Corp.	217,692
	Airlines	1.14%
12,800	Delta Air Lines, Inc.	661,120
	Commercial Services & Supplies	1.39%
7,800	Waste Management, Inc.	810,498
	Industrial Conglomerates	1.46%
1,450	3M Co.	301,281
3,450	Honeywell International, Inc.	548,274
		849,555
	Machinery	1.16%
3,950	Parker-Hannifin Corp.	677,899
	Professional Services	0.65%
3,200	Equifax, Inc.	379,200
Total Industrials (Cost $3,411,661)		4,947,820
Information Technology		16.38%
	Communications Equipment	1.64%
17,750	Cisco Systems, Inc.	958,322

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	IT Services	3.46%
12,925	Visa Inc. — Class A	2,018,756
	Semiconductors & Semiconductor Equipment	2.15%
11,750	Intel Corp.	630,975
5,375	QUALCOMM, Inc.	306,536
2,950	Texas Instruments, Inc.	312,907
		1,250,418
	Software	6.16%
21,850	Microsoft Corp.	2,576,989
11,825	Oracle Corp.	635,121
5,900	SS&C Technologies Holdings, Inc.	375,771
		3,587,881
	Technology Hardware, Storage & Peripherals	2.97%
9,120	Apple Inc.	1,732,344
Total Information Technology (Cost $4,265,970)		9,547,721
Materials		1.65%
	Chemicals	1.32%
8,475	DowDuPont Inc.	451,802
14,100	Huntsman Corp.	317,109
		768,911
	Metals & Mining	0.33%
3,600	Compass Minerals International, Inc.	195,732
Total Materials (Cost $1,058,430)		964,643
Utilities		4.51%
	Electric Utilities	3.19%
15,700	American Electric Power Co., Inc.	1,314,875
8,850	Edison International	547,992
		1,862,867

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Multi-Utilities	1.32%
6,100	Sempra Energy	767,746
Total Utilities (Cost $2,222,186)		2,630,613
Total Common Stocks (Cost $35,963,178)		51,624,806
Real Estate Investment Trusts (REITs)		1.94%
	Real Estate	1.94%
3,200	American Tower Corp.	630,592
1,100	Equinix Inc.	498,476
Total Real Estate (Cost $832,282)		1,129,068
Total REITs (Cost $832,282)		1,129,068
Convertible Bonds		6.25%
Health Care		2.67%
	Pharmaceuticals	2.67%
	Horizon Pharma Investment Ltd.
$750,000	2.500%, 03/15/2022(b)	855,623
	The Medicines Co.
700,000	2.500%, 01/15/2022	703,138
Total Health Care (Cost $1,436,431)		1,558,761
Information Technology		3.58%
	Software	3.58%
	8x8, Inc.
1,500,000	0.500%, 02/01/2024(c)	1,539,152
	Guidewire Software, Inc.
500,000	1.250%, 03/15/2025	545,494
Total Information Technology (Cost $1,985,655)		2,084,646
Total Convertible Bonds (Cost $3,422,086)		3,643,407

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investment		3.26%
Investment Company		3.26%
1,902,889	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 2.31%(d)	1,902,889
Total Investment Company		1,902,889
Total Short Term Investment (Cost $1,902,889)		1,902,889
Total Investments (Cost $42,120,435)		100.00 58,300,170%
Liabilities in Excess of Other Assets		0.00% (1,560)
Total Net Assets		100.00 58,298,610%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $2,755,184 (4.73% of net assets) at March 31, 2019.

(c)  144A Securities. The total value of this security is $1,539,152 (2.64% of net assets) at March 31, 2019.

(d)  The rate quoted is the annualized seven-day effective yield as of March 31, 2019.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		85.03%
Communication Services		5.01%
	Entertainment	1.42%
42,800	Liberty Media Corp-Liberty Braves(a)	1,188,556
	Interactive Media & Services	1.71%
78,900	EverQuote, Inc. — Class A(a)	587,016
197,000	Trivago N.V. — ADR(a) (b)	851,040
		1,438,056
	Media	1.88%
95,400	Cardlytics, Inc.(a)	1,577,916
Total Communication Services (Cost $4,533,922)		4,204,528
Consumer Discretionary		11.37%
	Auto Components	1.44%
64,100	Motorcar Parts of America, Inc.(a)	1,209,567
	Diversified Consumer Services	1.22%
75,000	OneSpaWorld Holdings Ltd.(a) (b)	1,024,500
	Hotels, Restaurants & Leisure	2.87%
67,100	Del Taco Restaurants, Inc.(a)	675,026
227,100	Playa Hotels & Resorts N.V.(a) (b)	1,732,773
		2,407,799
	Household Durables	1.47%
13,000	LGI Homes, Inc.(a)	783,120
12,100	Universal Electronics, Inc.(a)	449,515
		1,232,635
	Internet & Direct Marketing Retail	1.91%
34,500	Shutterstock, Inc.	1,608,735
	Leisure Products	1.05%
39,000	MasterCraft Boat Holdings, Inc.(a)	880,230
	Specialty Retail	1.41%
66,400	At Home Group, Inc.(a)	1,185,904
Total Consumer Discretionary (Cost $10,202,249)		9,549,370

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Consumer Staples		2.02%
	Beverages	2.02%
22,000	MGP Ingredients, Inc.	1,697,300
Total Consumer Staples (Cost $1,179,055)		1,697,300
Financials		5.90%
	Capital Markets	2.36%
45,585	Hamilton Lane Inc. — Class A	1,986,594
	Diversified Financial Services	1.48%
79,300	Compass Diversified Holdings	1,244,217
	Insurance	2.06%
25,200	Kinsale Capital Group, Inc.	1,727,964
Total Financials (Cost $2,598,209)		4,958,775
Health Care		15.71%
	Biotechnology	0.93%
17,400	Deciphera Pharmaceuticals, Inc.(a)	403,854
51,500	Dynavax Technologies Corp.(a)	376,465
		780,319
	Health Care Equipment & Supplies	5.57%
15,000	Establishment Labs Holdings, Inc.(a)	360,600
5,700	Inogen, Inc.(a)	543,609
17,000	Neuronetics, Inc.(a)	259,250
26,590	OrthoPediatrics Corp.(a)	1,176,076
80,900	Oxford Immunotec Global PLC(a) (b)	1,393,907
77,100	RA Medical Systems, Inc.(a)	262,140
20,075	STAAR Surgical Co.(a)	686,364
		4,681,946
	Health Care Providers & Services	2.12%
50,500	Cross Country Healthcare, Inc.(a)	355,015
12,900	LHC Group, Inc.(a)	1,430,094
		1,785,109

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Health Care Technology	4.53%
50,000	HealthStream, Inc.(a)	1,403,000
17,985	Inspire Medical Systems, Inc.(a)	1,021,188
17,100	Omnicell, Inc.(a)	1,382,364
		3,806,552
	Pharmaceuticals	2.56%
89,900	Optinose, Inc.(a)	925,970
51,100	Urovant Sciences Ltd.(a) (b)	513,555
65,651	Verrica Pharmaceuticals, Inc.(a)	709,688
		2,149,213
Total Health Care (Cost $12,056,637)		13,203,139
Industrials		19.03%
	Aerospace & Defense	2.44%
30,440	Astronics Corp.(a)	995,997
67,400	Kratos Defense & Security Solutions, Inc.(a)	1,053,462
		2,049,459
	Air Freight & Logistics	2.23%
81,400	Air Transport Services Group, Inc.(a)	1,876,270
	Building Products	2.27%
27,500	Apogee Enterprises, Inc.	1,030,975
19,400	Patrick Industries, Inc.(a)	879,208
		1,910,183
	Commercial Services & Supplies	0.51%
12,500	Mobile Mini, Inc.	424,250
	Construction & Engineering	1.34%
19,000	NV5 Global, Inc.(a)	1,127,840
	Machinery	2.62%
92,500	Kornit Digital Ltd.(a) (b)	2,201,500
	Professional Services	4.17%
11,800	ICF International, Inc.	897,744
21,900	WageWorks, Inc.(a)	826,944
48,100	Willdan Group, Inc.(a)	1,783,067
		3,507,755

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Trading Companies & Distributors	3.45%
60,200	Foundation Building Materials, Inc.(a)	592,368
19,500	SiteOne Landscape Supply, Inc.(a)	1,114,425
53,710	Univar Inc.(a)	1,190,214
		2,897,007
Total Industrials (Cost $14,470,186)		15,994,264
Information Technology		25.24%
	Electronic Equipment, Instruments & Components	1.06%
40,000	nLight, Inc.(a)	891,200
	IT Services	3.49%
53,000	i3 Verticals, Inc. — Class A(a)	1,273,060
31,100	Virtusa Corp.(a)	1,662,295
		2,935,355
	Semiconductors & Semiconductor Equipment	3.22%
67,680	Everspin Technologies, Inc.(a)	518,429
46,000	Ichor Holdings, Ltd.(a) (b)	1,038,680
45,000	MaxLinear, Inc.(a)	1,148,850
		2,705,959
	Software	17.47%
115,000	8x8, Inc.(a)	2,323,000
131,400	Amber Road, Inc.(a)	1,139,238
18,400	CyberArk Software Ltd.(a) (b)	2,190,520
30,505	Envestnet, Inc.(a)	1,994,722
7,400	Everbridge, Inc.(a)	555,074
17,600	Five9, Inc.(a)	929,808
15,400	Instructure, Inc.(a)	725,648
43,900	Materialise NV — ADR(a) (b)	690,986
50,720	Mimecast Ltd.(a) (b)	2,401,592
13,600	Varonis Systems, Inc.(a)	810,968
42,000	Yext, Inc.(a)	918,120
		14,679,676
Total Information Technology (Cost $11,103,039)		21,212,190

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Utilities		0.75%
	Water Utilities	0.75%
32,500	AquaVenture Holdings Ltd.(a) (b)	628,875
Total Utilities (Cost $585,000)		628,875
Total Common Stocks (Cost $56,728,297)		71,448,441
Real Estate Investment Trust (REIT)		2.47%
	Real Estate	2.47%
57,900	Community Healthcare Trust, Inc.	2,078,031
Total Real Estate (Cost $1,295,550)		2,078,031
Total REIT (Cost $1,295,550)		2,078,031
Short Term Investments		9.94%
Investment Company		9.94%
8,354,422	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 2.31%(c)	8,354,422
2,185,924	The STIT-Treasury Portfolio — 2.30%(c)	2,185,924
Total Investment Company		8,354,422
Total Short Term Investments (Cost $10,540,346)		10,540,346
Total Investments (Cost $68,564,193)		100.04 84,066,818%
Liabilities in Excess of Other Assets		(0.04 (34,330))%
Total Net Assets		100.00 84,032,488%

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $14,667,928 (17.46% of net assets) at March 31, 2019.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2019.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		84.09%
Communication Services		6.72%
	Diversified Telecommunication Services	4.27%
400,000	AT&T, Inc.(a)	12,544,000
240,000	Verizon Communications, Inc.(a)	14,191,200
		26,735,200
	Entertainment	2.45%
498,000	Lions Gate Entertainment Corp. — Class A(b)	7,788,720
498,000	Lions Gate Entertainment Corp. — Class B(b)	7,519,800
		15,308,520
Total Communication Services (Cost $51,590,182)		42,043,720
Consumer Staples		16.77%
	Beverages	4.54%
315,000	The Coca-Cola Co.(a)	14,760,900
50,000	Keurig Dr Pepper, Inc.	1,398,500
100,000	PepsiCo, Inc.	12,255,000
		28,414,400
	Food & Staples Retailing	3.00%
50,000	Costco Wholesale Corp.	12,107,000
100,000	Sysco Corp.	6,676,000
		18,783,000
	Food Products	2.61%
126,500	B&G Foods, Inc.	3,089,130
199,900	General Mills, Inc.	10,344,825
50,000	Kellogg Co.	2,869,000
		16,302,955
	Household Products	6.62%
95,000	The Clorox Co.	15,243,700
25,000	Colgate-Palmolive Co.	1,713,500
71,200	Kimberly-Clark Corp.	8,821,680
150,000	The Procter & Gamble Co.	15,607,500
		41,386,380
Total Consumer Staples (Cost $58,865,167)		104,886,735

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Energy		22.86%
	Energy Equipment & Services	2.92%
80,000	Helmerich & Payne, Inc.	4,444,800
316,670	Schlumberger Ltd.(b)	13,797,312
		18,242,112
	Oil, Gas & Consumable Fuels	19.94%
235,000	Apache Corp.	8,145,100
365,000	BP p.l.c. — ADR(a) (b)	15,957,800
150,000	Chevron Corp.(a)	18,477,000
220,000	ConocoPhillips(a)	14,682,800
140,000	Delek Logistics Partners LP	4,540,200
175,000	Exxon Mobil Corp.	14,140,000
130,000	Hess Corp.	7,829,900
250,000	HollyFrontier Corp.	12,317,500
430,000	Kinder Morgan, Inc.	8,604,300
89,000	Marathon Petroleum Corp.	5,326,650
22,500	Phillips 66	2,141,325
200,000	Royal Dutch Shell PLC — Class A — ADR(b)	12,518,000
		124,680,575
Total Energy (Cost $120,058,741)		142,922,687
Financials		5.93%
	Banks	2.57%
321,000	BB&T Corp.(a)	14,936,130
35,000	Citizens Financial Group, Inc.	1,137,500
		16,073,630
	Insurance	3.36%
140,000	The Allstate Corp.	13,185,200
100,000	Arthur J. Gallagher & Co.	7,810,000
		20,995,200
Total Financials (Cost $21,920,230)		37,068,830
Health Care		12.44%
	Biotechnology	0.26%
25,000	Gilead Sciences, Inc.(a)	1,625,250

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Health Care Equipment & Supplies	2.32%
80,000	Abbott Laboratories(a)	6,395,200
100,000	Baxter International, Inc.	8,131,000
		14,526,200
	Pharmaceuticals	9.86%
12,500	Bristol-Myers Squibb Co.	596,375
75,000	Eli Lilly & Co.	9,732,000
360,000	GlaxoSmithKline PLC — ADR(a) (b)	15,044,400
130,000	Johnson & Johnson(a)	18,172,700
80,000	Merck & Co., Inc.	6,653,600
270,000	Pfizer Inc.	11,466,900
		61,665,975
Total Health Care (Cost $42,557,806)		77,817,425
Industrials		8.09%
	Aerospace & Defense	4.27%
70,000	The Boeing Co.(a)	26,699,400
	Commercial Services & Supplies	3.03%
788,700	Pitney Bowes Inc.	5,418,369
130,000	Waste Management, Inc.	13,508,300
		18,926,669
	Electrical Equipment	0.75%
230,000	ABB Ltd. — ADR(b)	4,340,100
5,400	Emerson Electric Co.	369,738
		4,709,838
	Machinery	0.04%
3,437	Wabtec Corp.	253,375
Total Industrials (Cost $23,982,294)		50,589,282
Information Technology		9.36%
	Communications Equipment	1.73%
200,000	Cisco Systems, Inc.	10,798,000
	IT Services	0.06%
2,800	International Business Machines Corp.	395,080
The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Semiconductors & Semiconductor Equipment	3.42%
300,000	Intel Corp.(a)	16,110,000
93,000	QUALCOMM, Inc.	5,303,790
		21,413,790
	Software	4.15%
220,000	Microsoft Corp.(a)	25,946,800
Total Information Technology (Cost $20,739,265)		58,553,670
Materials		1.92%
	Chemicals	1.45%
170,000	DowDuPont Inc.	9,062,700
	Metals & Mining	0.47%
50,000	Rio Tinto PLC — ADR(b)	2,942,500
Total Materials (Cost $6,941,901)		12,005,200
Total Common Stocks (Cost $346,655,586)		525,887,549
Real Estate Investment Trusts (REITs)		2.49%
	Real Estate	2.49%
85,300	Digital Realty Trust, Inc.	10,150,700
205,000	Weyerhaeuser Co.	5,399,700
Total Real Estate (Cost $10,768,219)		15,550,400
Total REITs (Cost $10,768,219)		15,550,400
Convertible Bonds		1.56%
Health Care		0.32%
	Pharmaceuticals	0.32%
	The Medicines Co.
$2,000,000	2.500%, 01/15/2022	2,008,965
Total Health Care (Cost $2,035,942)		2,008,965

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Information Technology		1.24%
	Software	1.24%
	Nuance Communications, Inc.
7,725,000	1.500%, 11/01/2035	7,725,000
Total Information Technology (Cost $7,517,671)		7,725,000
Total Convertible Bonds (Cost $9,553,613)		9,733,965
Corporate Bonds		2.40%
Communication Services		1.31%
	Diversified Telecommunication Services	1.31%
	CCO Holdings LLC / CCO Holdings Capital Corp.
3,706,000	5.250%, 03/15/2021	3,724,549
	Consolidated Communications, Inc.
5,000,000	6.500%, 10/01/2022	4,500,000
Total Communication Services (Cost $8,662,500)		8,224,549
Consumer Discretionary		0.38%
	Leisure Products	0.38%
	Brunswick Corp.
2,200,000	7.375%, 09/01/2023	2,387,939
Total Consumer Discretionary (Cost $2,122,770)		2,387,939
Energy		0.29%
	Oil, Gas & Consumable Fuels	0.29%
	Approach Resources, Inc.
3,000,000	7.000%, 06/15/2021	1,815,000
Total Energy (Cost $2,992,592)		1,815,000
Financials		0.42%
	Diversified Financial Services	0.42%
	Everi Payments, Inc.
2,500,000	7.500%, 12/15/2025(c)	2,606,250
Total Financials (Cost $2,500,000)		2,606,250
Total Corporate Bonds (Cost $16,277,862)		15,033,738

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investment		7.40%
Investment Company		7.40%
46,280,475	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 2.31%(d)	46,280,475
Total Investment Company		46,280,475
Total Short Term Investment (Cost $46,280,475)		46,280,475
Total Investments (Cost $429,535,755)		97.94 612,486,127%
Other Assets in Excess of Liabilities		2.06 12,862,612%
Total Net Assets		100.00 625,348,739%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  A portion of these investments are segregated as collateral for open written option contracts.

(b)  Foreign Issued Securities. The total value of these securities amounted to $79,908,632 (12.78% of net assets) at March 31, 2019.

(c)  144A Securities. The total value of this security is $2,606,250 (0.42% of net assets) at March 31, 2019.

(d)  The rate quoted is the annualized seven-day yield as of March 31, 2019.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF OPTIONS WRITTEN

MARCH 31, 2019 Continued

Contracts		$ Notional Amount	$ Value
Call Options
	Abbott Laboratories
300	Expiration: May 2019, Exercise Price: $80.00	2,398,200	67,200
	AT&T, Inc.
875	Expiration: June 2019, Exercise Price: $34.00	2,744,000	12,250
	BB&T Corp.
210	Expiration: April 2019, Exercise Price: $52.50	977,130	315
	BB&T Corp.
200	Expiration: June 2019, Exercise Price: $52.50	930,600	2,900
	BB&T Corp.
400	Expiration: June 2019, Exercise Price: $55.00	1,861,200	2,000
	The Boeing Co.
100	Expiration: April 2019, Exercise Price: $430.00	3,814,200	40,800
	The Boeing Co.
100	Expiration: June 2019, Exercise Price: $430.00	3,814,200	1,900
	The Boeing Co.
100	Expiration: August 2019, Exercise Price: $430.00	3,814,200	90,500
	BP p.l.c.
200	Expiration: July 2019, Exercise Price: $46.00	874,400	14,000
	Chevron Corp.
500	Expiration: May 2019, Exercise Price: $130.00	6,159,000	36,000
	The Coca-Cola Co.
400	Expiration: May 2019, Exercise Price: $48.00	1,874,400	20,000
	ConocoPhillips
200	Expiration: April 2019, Exercise Price: $75.00	1,334,800	600
	ConocoPhillips
500	Expiration: May 2019, Exercise Price: $80.00	3,337,000	1,250
	Gilead Sciences, Inc.
190	Expiration: May 2019, Exercise Price: $72.50	1,235,190	6,650
	GlaxoSmithKline PLC
600	Expiration: May 2019, Exercise Price: $43.00	2,507,400	27,000
	Intel Corp.
300	Expiration: June 2019, Exercise Price: $60.00	1,611,000	14,100
	Johnson & Johnson
150	Expiration: May 2019, Exercise Price: $150.00	2,096,850	4,050
	Johnson & Johnson
250	Expiration: June 2019, Exercise Price: $150.00	3,494,750	14,250
	Microsoft Corp.
400	Expiration: June 2019, Exercise Price: $125.00	4,717,600	72,800
	Verizon Communications, Inc.
400	Expiration: June 2019, Exercise Price: $62.50	2,365,200	21,600
	Total Written Options (Premiums received $464,390)		450,165

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		95.75%
Communication Services		12.23%
	Diversified Telecommunication Services	1.51%
44,540	Verizon Communications, Inc.	2,633,650
	Entertainment	3.20%
19,485	Electronic Arts, Inc.(a)	1,980,260
32,430	The Walt Disney Co.	3,600,703
		5,580,963
	Interactive Media & Services	7.52%
3,507	Alphabet, Inc. — Class A(a)	4,127,353
3,560	Alphabet, Inc. — Class C(a)	4,176,984
28,952	Facebook, Inc. — Class A(a)	4,826,009
		13,130,346
Total Communication Services (Cost $10,654,741)		21,344,959
Consumer Discretionary		12.81%
	Auto Components	1.09%
24,025	Aptiv PLC(b)	1,909,747
	Internet & Direct Marketing Retail	7.34%
10,190	Alibaba Group Holding Ltd. — ADR(a) (b)	1,859,166
4,835	Amazon.com, Inc.(a)	8,609,926
1,341	Booking Holdings, Inc.(a)	2,339,924
		12,809,016
	Specialty Retail	2.39%
21,733	The Home Depot, Inc.	4,170,345
	Textiles, Apparel & Luxury Goods	1.99%
41,312	NIKE, Inc. — Class B	3,478,884
Total Consumer Discretionary (Cost $10,445,543)		22,367,992
Consumer Staples		1.27%
	Beverages	1.27%
40,555	Monster Beverage Corp.(a)	2,213,492
Total Consumer Staples (Cost $2,068,341)		2,213,492

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Financials		5.28%
	Capital Markets	5.28%
42,695	The Charles Schwab Corp.	1,825,638
15,033	CME Group, Inc.	2,474,131
35,003	Intercontinental Exchange, Inc.	2,665,129
10,702	S&P Global, Inc.	2,253,306
Total Financials (Cost $5,056,544)		9,218,204
Health Care		20.86%
	Health Care Equipment & Supplies	16.15%
58,228	Abbott Laboratories	4,654,746
5,420	ABIOMED, Inc.(a)	1,547,898
12,356	Align Technology, Inc.(a)	3,513,181
47,557	Baxter International, Inc.	3,866,860
7,957	Becton Dickinson and Co.	1,987,102
29,175	Danaher Corp.	3,851,683
14,878	IDEXX Laboratories, Inc.(a)	3,326,721
4,715	Intuitive Surgical, Inc.(a)	2,690,285
30,275	Medtronic, PLC(b)	2,757,447
		28,195,923
	Health Care Providers & Services	1.92%
13,566	UnitedHealth Group, Inc.	3,354,329
	Life Sciences Tools & Services	1.68%
9,406	Illumina, Inc.(a)	2,922,350
	Pharmaceuticals	1.11%
13,587	Jazz Pharmaceuticals PLC(a) (b)	1,942,262
Total Health Care (Cost $23,157,268)		36,414,864
Industrials		8.01%
	Aerospace & Defense	1.02%
4,680	The Boeing Co.	1,785,045
	Industrial Conglomerates	1.72%
18,916	Honeywell International, Inc.	3,006,131
	Machinery	2.22%
95,284	Evoqua Water Technologies Corp.(a)	1,198,673
20,285	WABCO Holdings, Inc.(a)	2,674,171
		3,872,844

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Professional Services	2.01%
52,565	TransUnion	3,513,445
	Road & Rail	1.04%
10,822	Union Pacific Corp.	1,809,438
Total Industrials (Cost $12,277,801)		13,986,903
Information Technology		31.95%
	Electronic Equipment, Instruments & Components	1.02%
9,750	Littelfuse, Inc.	1,779,180
	IT Services	9.62%
17,565	Broadridge Financial Solutions, Inc.	1,821,315
30,050	Fiserv, Inc.(a)	2,652,814
18,310	MasterCard, Inc. — Class A	4,311,089
17,535	Shopify, Inc. — Class A(a) (b)	3,623,082
28,038	Visa Inc. — Class A	4,379,255
		16,787,555
	Semiconductors & Semiconductor Equipment	2.10%
5,040	Lam Research Corp.	902,210
36,741	QUALCOMM, Inc.	2,095,339
13,260	Semtech Corp.(a)	675,067
		3,672,616
	Software	17.75%
6,845	Adobe, Inc.(a)	1,824,124
26,825	Guidewire Software, Inc.(a)	2,606,317
14,889	Intuit, Inc.	3,892,133
104,180	Microsoft Corp.	12,286,989
13,400	Red Hat, Inc.(a)	2,448,180
16,342	salesforce.com, Inc.(a)	2,588,083
11,850	ServiceNow, Inc.(a)	2,920,907
13,360	VMware, Inc. — Class A	2,411,614
		30,978,347
	Technology Hardware, Storage & Peripherals	1.46%
13,442	Apple Inc.	2,553,308
Total Information Technology (Cost $30,320,486)		55,771,006

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Materials		3.34%
	Chemicals	3.34%
11,000	Ecolab Inc.	1,941,940
22,090	Linde PLC(b)	3,886,294
Total Materials (Cost $4,481,970)		5,828,234
Total Common Stocks (Cost $98,462,694)		167,145,654
Real Estate Investment Trusts (REITs)		2.87%
	Real Estate	2.87%
7,395	American Tower Corp.	1,457,259
7,834	Equinix Inc.	3,550,055
Total Real Estate (Cost $2,391,513)		5,007,314
Total REITs (Cost $2,391,513)		5,007,314
Short Term Investment		1.54%
Investment Company		1.54%
2,687,958	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 2.31%(c)	2,687,958
Total Investment Company		2,687,958
Total Short Term Investment (Cost $2,687,958)		2,687,958
Total Investments (Cost $103,542,165)		100.16 174,840,926%
Liabilities in Excess of Other Assets		(0.16 (270,840))%
Total Net Assets		100.00 174,570,086%

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $15,977,998 (9.15% of net assets) at March 31, 2019.

(c)  The rate quoted is the annualized seven-day yield as of March 31, 2019.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		0.71%
Communication Services		0.39%
	Entertainment	0.39%
24,485	Lions Gate Entertainment Corp. — Class A(a)	382,945
24,485	Lions Gate Entertainment Corp. — Class B(a)	369,724
Total Communication Services (Cost $499,984)		752,669
Industrials		0.32%
	Machinery	0.32%
19,000	The Greenbrier Companies, Inc.	612,370
Total Industrials (Cost $673,855)		612,370
Total Common Stocks (Cost $1,173,839)		1,365,039
Real Estate Investment Trust (REIT)		0.62%
	Real Estate	0.62%
1,000	Crown Castle International Corp.	1,184,800
Total Real Estate (Cost $1,011,357)		1,184,800
Total REIT (Cost $1,011,357)		1,184,800
Convertible Bonds		10.06%
Communication Services		2.33%
	Entertainment	1.59%
	Live Nation Entertainment, Inc.
$1,500,000	2.500%, 05/15/2019	2,750,390
250,000	2.500%, 03/15/2023	288,901
		3,039,291
	Interactive Media & Services	0.74%
	Twitter, Inc.
1,500,000	1.000%, 09/15/2021	1,415,192
Total Communication Services (Cost $3,167,650)		4,454,483

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Energy		0.50%
	Oil, Gas & Consumable Fuels	0.50%
	Whiting Petroleum Corp.
1,000,000	1.250%, 04/01/2020	969,162
Total Energy (Cost $930,470)		969,162
Financials		0.96%
	Consumer Finance	0.96%
	PRA Group, Inc.
500,000	3.000%, 08/01/2020	483,868
1,500,000	3.500%, 06/01/2023	1,347,247
Total Financials (Cost $2,011,042)		1,831,115
Health Care		1.04%
	Pharmaceuticals	1.04%
	The Medicines Co.
300,000	2.500%, 01/15/2022	301,345
2,000,000	2.750%, 07/15/2023	1,692,530
Total Health Care (Cost $2,292,785)		1,993,875
Information Technology		5.23%
	Software	5.23%
	8x8, Inc.
3,000,000	0.500%, 02/01/2024(b)	3,078,303
	Envestnet, Inc.
1,500,000	1.750%, 12/15/2019	1,677,876
	FireEye, Inc.
1,000,000	0.875%, 06/01/2024(b)	1,024,583
	Guidewire Software, Inc.
2,000,000	1.250%, 03/15/2025	2,181,977
	Nuance Communications, Inc.
2,060,000	1.500%, 11/01/2035	2,060,000
Total Information Technology (Cost $9,495,639)		10,022,739
Total Convertible Bonds (Cost $17,897,586)		19,271,374

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Corporate Bonds		64.24%
Communication Services		12.66%
	Diversified Telecommunication Services	3.27%
	CCO Holdings LLC / CCO Holdings Capital Corp.
2,200,000	5.250%, 03/15/2021	2,211,011
	Consolidated Communications, Inc.
4,500,000	6.500%, 10/01/2022	4,050,000
		6,261,011
	Entertainment	3.14%
	Lions Gate Capital Holdings LLC
250,000	5.875%, 11/01/2024(b)	258,438
	Live Nation Entertainment, Inc.
3,100,000	5.375%, 06/15/2022(b)	3,146,500
1,000,000	4.875%, 11/01/2024(b)	1,008,750
250,000	5.625%, 03/15/2026(b)	258,750
	Netflix, Inc.
250,000	5.500%, 02/15/2022	263,125
1,000,000	5.750%, 03/01/2024	1,074,600
		6,010,163
	Interactive Media & Services	0.53%
	Match Group, Inc.
1,000,000	5.000%, 12/15/2027(b)	1,012,500
	Media	5.72%
	AMC Networks, Inc.
1,500,000	5.000%, 04/01/2024	1,511,100
	Cinemark USA, Inc.
1,000,000	5.125%, 12/15/2022	1,018,750
	The E.W. Scripps Co.
250,000	5.125%, 05/15/2025(b)	238,750
	Gray Television, Inc.
2,060,000	5.875%, 07/15/2026(b)	2,101,612
	Nexstar Broadcasting, Inc.
2,000,000	6.125%, 02/15/2022(b)	2,035,000
500,000	5.625%, 08/01/2024(b)	508,750
	Sirius XM Radio, Inc.
1,500,000	4.625%, 05/15/2023(b)	1,524,375
	Townsquare Media, Inc.
2,100,000	6.500%, 04/01/2023(b)	2,018,625
		10,956,962
Total Communication Services (Cost $24,274,731)		24,240,636

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Consumer Discretionary		11.91%
	Auto Components	0.52%
	Allison Transmission, Inc.
1,000,000	5.000%, 10/01/2024(b)	1,001,250
	Commercial Services	1.61%
	Compass Group Diversified Holdings LLC
2,000,000	8.000%, 05/01/2026(b)	2,083,750
	The ServiceMaster Co. LLC
1,000,000	5.125%, 11/15/2024(b)	1,006,250
		3,090,000
	Distributors	1.06%
	LKQ Corp.
2,000,000	4.750%, 05/15/2023	2,022,100
	Diversified Consumer Services	0.52%
	Service Corporation International
1,000,000	4.500%, 11/15/2020	998,750
	Hotels, Restaurants & Leisure	2.57%
	Nathan's Famous, Inc.
1,500,000	6.625%, 11/01/2025(b)	1,464,375
	Royal Caribbean Cruises Ltd.
1,615,000	7.500%, 10/15/2027(a)	1,958,302
	Six Flags Entertainment Corp.
1,500,000	5.500%, 04/15/2027(b)	1,486,950
		4,909,627
	Leisure Products	1.70%
	Brunswick Corp.
3,000,000	7.375%, 09/01/2023	3,256,281
	Specialty Retail	2.09%
	Penske Automotive Group, Inc.
2,500,000	5.750%, 10/01/2022	2,553,125
	Sonic Automotive, Inc.
1,500,000	5.000%, 05/15/2023	1,447,500
		4,000,625
	Textiles, Apparel & Luxury Goods	1.84%
	PVH Corp.
3,120,000	7.750%, 11/15/2023	3,519,625
Total Consumer Discretionary (Cost $21,231,461)		22,798,258

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Consumer Staples		3.81%
	Food Products	3.81%
	Darling Ingredients, Inc.
1,100,000	5.375%, 01/15/2022	1,120,625
	Pilgrim's Pride Corp.
1,000,000	5.750%, 03/15/2025(b)	1,015,000
	TreeHouse Foods, Inc.
2,000,000	4.875%, 03/15/2022	2,031,920
3,000,000	6.000%, 02/15/2024(b)	3,123,750
Total Consumer Staples (Cost $7,073,825)		7,291,295
Energy		6.75%
	Oil, Gas & Consumable Fuels	6.75%
	Andeavor Logistics LP
3,500,000	6.875% (3 Month LIBOR USD + 4.652%), 08/15/2023	3,519,547
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.
1,000,000	5.500%, 10/15/2019	1,010,123
	Delek Logistics Partners LP / Delek Logistics Finance Corp.
2,000,000	6.750%, 05/15/2025	1,990,000
	Holly Energy Partners LP / Holly Energy Finance Corp.
2,500,000	6.000%, 08/01/2024(b)	2,592,500
	Parsley Energy LLC / Parsley Finance Corp.
250,000	6.250%, 06/01/2024(b)	259,062
1,000,000	5.375%, 01/15/2025(b)	1,002,500
	Seven Generations Energy Ltd.
1,275,000	6.750%, 05/01/2023(a) (b)	1,316,438
1,000,000	5.375%, 09/30/2025(a) (b)	981,250
	Whiting Petroleum Corp.
250,000	6.625%, 01/15/2026	246,250
Total Energy (Cost $12,829,733)		12,917,670
Financials		4.67%
	Capital Markets	1.60%
	Donnelley Financial Solutions, Inc.
1,500,000	8.250%, 10/15/2024	1,515,000
	MSCI, Inc.
1,500,000	5.250%, 11/15/2024(b)	1,559,700
		3,074,700

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Diversified Financial Services	3.07%
	Cogent Communications Finance, Inc.
3,000,000	5.625%, 04/15/2021(b)	3,045,000
	Cott Holdings, Inc.
1,250,000	5.500%, 04/01/2025(b)	1,265,625
	Everi Payments, Inc.
1,500,000	7.500%, 12/15/2025(b)	1,563,750
		5,874,375
Total Financials (Cost $8,715,750)		8,949,075
Health Care		5.27%
	Health Care Equipment & Supplies	0.52%
	Catalent Pharma Solutions, Inc.
1,000,000	4.875%, 01/15/2026(b)	995,000
	Health Care Providers & Services	1.07%
	Centene Corp.
1,500,000	5.625%, 02/15/2021	1,524,375
500,000	6.125%, 02/15/2024	524,525
		2,048,900
	Pharmaceuticals	3.68%
	Bausch Health Americas, Inc.
1,000,000	9.250%, 04/01/2026(b)	1,096,800
	Bausch Health Companies Inc.
1,500,000	5.500%, 11/01/2025(a) (b)	1,537,500
500,000	9.000%, 12/15/2025(a) (b)	545,025
	Horizon Pharma USA, Inc.
2,750,000	6.625%, 05/01/2023	2,840,504
	Par Pharmaceutical Companies, Inc.
1,000,000	7.500%, 04/01/2027(b)	1,016,500
		7,036,329
Total Health Care (Cost $9,695,380)		10,080,229
Industrials		13.35%
	Aerospace & Defense	2.71%
	TransDigm, Inc.
250,000	6.000%, 07/15/2022	254,688
500,000	6.250%, 03/15/2026(b)	522,000
500,000	6.375%, 06/15/2026	496,800

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Triumph Group, Inc.
4,000,000	4.875%, 04/01/2021	3,920,000
		5,193,488
	Commercial Services & Supplies	6.70%
	Cimpress NV
2,000,000	7.000%, 06/15/2026(a) (b)	1,935,000
	Covanta Holding Corp.
250,000	5.875%, 03/01/2024	256,875
1,500,000	5.875%, 07/01/2025	1,531,875
	LSC Communications, Inc.
2,000,000	8.750%, 10/15/2023(b)	2,125,000
	Matthews International Corp.
1,250,000	5.250%, 12/01/2025(b)	1,203,125
	Mobile Mini, Inc.
1,000,000	5.875%, 07/01/2024	1,020,000
	Multi-Color Corp.
723,000	6.125%, 12/01/2022(b)	746,497
	Quad Graphics, Inc.
4,000,000	7.000%, 05/01/2022	4,017,200
		12,835,572
	Construction & Engineering	1.87%
	Great Lakes Dredge & Dock Corp.
1,500,000	8.000%, 05/15/2022	1,575,000
	Tutor Perini Corp.
2,000,000	6.875%, 05/01/2025(b)	1,997,760
		3,572,760
	Trading Companies & Distributors	2.07%
	Fly Leasing Ltd.
2,000,000	6.375%, 10/15/2021(a)	2,030,000
2,000,000	5.250%, 10/15/2024(a)	1,930,000
		3,960,000
Total Industrials (Cost $25,523,420)		25,561,820
Information Technology		4.63%
	Electronic Equipment, Instruments & Components	1.59%
	Anixter, Inc.
500,000	5.125%, 10/01/2021	517,500
1,000,000	6.000%, 12/01/2025(b)	1,052,500

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Itron, Inc.
1,500,000	5.000%, 01/15/2026(b)	1,479,375
		3,049,375
	IT Services	1.43%
	Cardtronics Inc / Cardtronics USA, Inc.
1,500,000	5.500%, 05/01/2025(b)	1,473,750
	j2 Cloud Services LLC / j2 Global Co-Obligor, Inc.
1,200,000	6.000%, 07/15/2025(b)	1,251,000
		2,724,750
	Software	1.61%
	Nuance Communications, Inc.
3,000,000	6.000%, 07/01/2024	3,086,250
Total Information Technology (Cost $8,688,861)		8,860,375
Materials		1.19%
	Chemicals	0.54%
	OCI NV
1,000,000	6.625%, 04/15/2023(a) (b)	1,042,000
	Metals & Mining	0.65%
	Commercial Metals Co.
1,000,000	5.750%, 04/15/2026	1,000,000
250,000	5.375%, 07/15/2027	241,250
		1,241,250
Total Materials (Cost $2,261,250)		2,283,250
Total Corporate Bonds (Cost $120,294,411)		122,982,608
Bank Loans		17.12%
	Aerospace & Defense	3.02%
4,937,500	Maxar Technologies Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	3,859,199
1,965,125	TransDigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	1,918,945
	Building Products	1.49%
2,937,072	Builders FirstSource, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.000%)	2,851,413
	Capital Goods	1.01%
1,940,708	SiteOne Landscape Supply Holding, Llc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	1,929,190

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Capital Markets	0.50%
956,667	Blucora, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%)	954,873
	Commercial Services & Supplies	0.21%
406,000	LSC Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.500%)	404,987
	Diversified Consumer Services	1.55%
725,363	Laureate Education, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.500%)	726,183
2,343,750	Weight Watchers International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.750%)	2,244,879
	Food Products	0.52%
985,000	Atkins Nutritionals, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.500%)(c)	987,462
	Health Care Equipment & Supplies	0.55%
1,064,263	Catalent Pharma Solutions Inc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%)	1,061,108
	IT Services	0.50%
987,437	Internap Corp., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.750%)	957,814
	Machinery	0.49%
950,000	Welbilt, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%)	938,125
	Media	1.05%
1,068,323	CBS Radio Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	1,041,081
985,000	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.000%)	959,144
	Metals & Mining	1.47%
2,962,500	US Silica Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.000%)	2,808,361
	Oil, Gas & Consumable Fuels	0.50%
992,500	Keane Group Holdings, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.750%)	958,591
	Pharmaceuticals	2.43%
2,313,897	Bausch Health Americas, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%)	2,301,715
475,000	Bausch Health Americas, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)	470,141
1,830,622	Horizon Pharma USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%)	1,833,505
55,000	Innoviva, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.500%)	54,450
	Software	1.32%
	Avaya, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.250%)
989,975	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.250%)	987,396
324,131	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%)	321,946
233,050	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%)	231,479
994,918	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%)	987,820

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Trading Companies & Distributors	0.51%
997,500	Foundation Building Materials Holding Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%)	980,667
Total Bank Loans (Cost $34,370,699)		32,770,474
Short Term Investment		5.94%
Investment Company		5.94%
11,370,875	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 2.31%(d)	11,370,875
Total Investment Company		11,370,875
Total Short Term Investment (Cost $11,370,875)		11,370,875
Total Investments (Cost $186,118,767)		98.69 188,945,170%
Other Assets in Excess of Liabilities		1.31 2,505,426%
Total Net Assets		100.00 191,450,596%

(a)  Foreign Issued Securities. The total value of these securities amounted to $14,028,184 (7.33% if net assets) at March 31, 2019.

(b)  144A Securities. The total value of these securities amounted to $63,000,918 (32.91% of net assets) at March 31, 2019.

(c)  Illiquid Security. The total value of these securities amounted to $987,462 (0.52% of net assets) at March 31, 2019.

(d)  The rate quoted is the annualized seven-day effective yield as of March 31, 2019.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		90.36%
Belgium		1.37%
	Beverages	1.37%
38,500	Anheuser-Busch InBev SA/NV	3,231,865
17,200	Anheuser-Busch InBev SA/NV — ADR	1,444,284
		4,676,149
Total Belgium (Cost $4,564,683)		4,676,149
Brazil		0.33%
	Beverages	0.33%
262,400	Ambev SA — ADR	1,128,320
Total Brazil (Cost $1,139,667)		1,128,320
Canada		1.71%
	Road & Rail	1.71%
65,000	Canadian National Railway Co.	5,816,200
Total Canada (Cost $4,640,241)		5,816,200
Cayman Islands		1.11%
	Interactive Media & Services	1.11%
82,000	Tencent Holdings Ltd. — ADR	3,770,360
Total Cayman Islands (Cost $3,335,487)		3,770,360
France		19.20%
	Beverages	1.13%
21,500	Pernod Ricard SA	3,860,574
	Chemicals	1.62%
43,402	Air Liquide SA	5,523,427
	Electrical Equipment	1.93%
84,000	Schneider Electric SE	6,593,072
	Food Products	0.18%
11,308	Vilmorin & Cie S.A.	598,750

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Hotels, Restaurants & Leisure	1.39%
117,000	Accor SA	4,739,604
	Life Sciences Tools & Services	3.55%
11,400	Eurofins Scientific SE	4,722,603
58,341	Sartorius Stedim Biotech	7,392,382
		12,114,985
	Media	1.82%
121,000	JCDecaux SA	3,682,539
47,000	Publicis Groupe SA	2,516,484
		6,199,023
	Professional Services	1.40%
203,000	Bureau Veritas SA	4,762,563
	Software	1.84%
42,000	Dassault Systemes SE	6,260,074
	Textiles, Apparel & Luxury Goods	4.34%
14,500	Kering SA	8,317,274
17,600	LVMH Moet Hennessy Louis Vuitton SE	6,482,704
		14,799,978
Total France (Cost $48,794,238)		65,452,050
Germany		21.91%
	Chemicals	1.48%
56,000	Symrise AG	5,048,312
	Construction Materials	1.05%
49,500	HeidelbergCement AG	3,568,066
	Electronic Equipment, Instruments & Components	1.46%
133,711	Jenoptik AG	4,992,317
	Entertainment	0.86%
62,000	CTS Eventim AG & Co. KGaA	2,939,743
	Health Care Equipment & Supplies	1.95%
79,525	Carl Zeiss Meditec AG	6,646,017
	Health Care Providers & Services	1.79%
109,000	Fresenius SE & Co. KGaA	6,092,250
	Household Products	0.81%
28,900	Henkel AG & Co. KGaA	2,749,932

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Industrial Conglomerates	1.58%
50,200	Siemens A.G.	5,398,657
	Insurance	1.51%
21,700	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,142,803
	IT Services	1.23%
33,500	Wirecard AG	4,208,382
	Pharmaceuticals	1.77%
9,200	Bayer AG	592,408
12,000	Bayer AG — ADR	193,260
46,000	Merck KGaA	5,251,890
		6,037,558
	Semiconductors & Semiconductor Equipment	0.44%
75,000	Infineon Technologies AG	1,488,938
	Software	2.20%
64,800	SAP SE — ADR	7,481,808
	Textiles, Apparel & Luxury Goods	2.38%
19,700	adidas AG	4,791,483
5,716	Puma SE	3,314,980
		8,106,463
	Trading Companies & Distributors	1.40%
93,000	Brenntag AG	4,781,451
Total Germany (Cost $53,668,732)		74,682,697
Hong Kong		2.59%
	Gas Utilities	0.68%
405,000	Beijing Enterprises Holdings Ltd.	2,299,759
	Industrial Conglomerates	1.43%
44,184	Jardine Matheson Holdings Ltd.	2,758,391
56,695	Jardine Strategic Holdings Ltd.	2,126,620
		4,885,011
	Specialty Retail	0.48%
880,750	L'Occitane International SA	1,633,050
Total Hong Kong (Cost $7,999,224)		8,817,820

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
India		1.79%
	Banks	1.79%
532,480	ICICI Bank Ltd. — ADR	6,102,221
Total India (Cost $5,164,582)		6,102,221
Ireland		3.32%
	Chemicals	2.05%
39,760	Linde PLC(a)	7,000,655
	Construction Materials	1.07%
50,000	CRH PLC	1,549,235
67,300	CRH PLC — ADR	2,086,300
		3,635,535
	Hotels, Restaurants & Leisure	0.20%
102,500	Dalata Hotel Group PLC	676,886
Total Ireland (Cost $9,479,823)		11,313,076
Italy		1.99%
	Beverages	1.99%
690,000	Davide Campari — Milano S.p.A.	6,779,027
Total Italy (Cost $2,639,510)		6,779,027
Japan		4.59%
	Beverages	1.14%
87,000	Asahi Group Holdings Ltd.	3,883,549
	Electronic Equipment, Instruments & Components	2.32%
1,000	KEYENCE CORP.	625,195
75,000	Murata Manufacturing Co., Ltd.	3,753,375
75,000	Omron Corp.	3,523,591
		7,902,161
	Internet & Direct Marketing Retail	0.34%
61,000	ZOZO, Inc.	1,153,258

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Machinery	0.79%
14,000	FANUC Corp.	2,394,191
18,000	FANUC Corp. — ADR(a)	306,720
		2,700,911
Total Japan (Cost $12,755,517)		15,639,879
Netherlands		7.16%
	IT Services	1.71%
87,499	InterXion Holding NV(a)	5,838,808
	Oil, Gas & Consumable Fuels	1.03%
56,000	Royal Dutch Shell PLC — Class A — ADR	3,505,040
	Personal Products	1.36%
79,700	Unilever N.V. — NY Shares — ADR	4,645,713
	Semiconductors & Semiconductor Equipment	1.97%
25,741	ASML Holding NV — NY Shares — ADR	4,840,595
55,000	STMicroelectronics N.V.	815,782
70,600	STMicroelectronics N.V. — NY Shares — ADR	1,048,410
		6,704,787
	Trading Companies & Distributors	1.09%
48,500	IMCD N.V.	3,700,399
Total Netherlands (Cost $16,095,021)		24,394,747
Norway		2.28%
	Commercial Services & Supplies	1.95%
223,000	Tomra Systems ASA	6,647,978
	Diversified Telecommunication Services	0.33%
56,000	Telenor ASA	1,121,341
Total Norway (Cost $3,527,001)		7,769,319
Republic of Korea		0.46%
	Technology Hardware, Storage & Peripherals	0.46%
40,000	Samsung Electronic Co., Ltd.	1,577,717
Total Republic of Korea (Cost $894,090)		1,577,717

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Spain		2.28%
	Biotechnology	1.48%
250,300	Grifols SA — ADR	5,033,533
	Specialty Retail	0.80%
93,500	Industria de Diseno Textil, S.A.	2,749,047
Total Spain (Cost $7,527,957)		7,782,580
Sweden		1.59%
	Electronic Equipment, Instruments & Components	1.59%
104,000	Hexagon AB — B Shares	5,435,311
Total Sweden (Cost $5,514,852)		5,435,311
Switzerland		5.00%
	Capital Markets	0.61%
51,037	Julius Baer Group Ltd.	2,064,558
	Insurance	1.55%
54,000	Swiss Re AG	5,278,242
	Life Sciences Tools & Services	1.00%
11,000	Lonza Group AG	3,415,024
	Pharmaceuticals	1.33%
45,400	Roche Holding AG — ADR	1,561,306
10,800	Roche Holding AG	2,975,993
		4,537,299
	Specialty Retail	0.51%
16,700	Dufry AG	1,755,989
Total Switzerland (Cost $16,027,080)		17,051,112
Taiwan, Province of China		2.03%
	Semiconductors & Semiconductor Equipment	2.03%
169,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	6,933,750
Total Taiwan, Province of China (Cost $2,497,331)		6,933,750

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
United Kingdom		9.65%
	Beverages	1.69%
35,300	Diageo plc — ADR	5,775,433
	Health Care Equipment & Supplies	1.51%
128,100	Smith & Nephew plc — ADR	5,138,091
	Hotels, Restaurants & Leisure	2.18%
60,100	InterContinental Hotels Group PLC	3,616,988
57,800	Whitbread PLC	3,825,002
		7,441,990
	Insurance	2.00%
40,000	Aon PLC	6,828,000
	Internet & Direct Marketing Retail	0.54%
44,000	ASOS PLC(a)	1,837,412
	Pharmaceuticals	0.52%
41,800	AstraZeneca PLC — ADR	1,689,974
1,000	AstraZeneca PLC	79,906
		1,769,880
	Trading Companies & Distributors	1.21%
170,000	Ashtead Group Plc	4,109,708
Total United Kingdom (Cost $27,589,557)		32,900,514
Total Common Stocks (Cost $233,854,593)		308,022,849

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investment		8.63%
Investment Company		8.63%
29,418,197	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 2.31%(b)	29,418,197
Total Investment Company		29,418,197
Total Short Term Investment (Cost $29,418,197)		29,418,197
Total Investments (Cost $263,272,790)		98.99 337,441,046%
Other Assets in Excess of Liabilities		1.01 3,438,629%
Total Net Assets		100.00 340,879,675%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  The rate quoted is the annualized seven-day effective yield as of March 31, 2019.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

As of March 31, 2019, the industry diversification was as follows:

	$ Fair Value	Percentage
Common Stocks
Banks	6,102,221	1.79%
Beverages	26,103,051	7.66%
Biotechnology	5,033,533	1.48%
Capital Markets	2,064,559	0.61%
Chemicals	17,572,394	5.16%
Commercial Services & Supplies	6,647,978	1.95%
Construction Materials	7,203,601	2.11%
Diversified Telecommunication Services	1,121,341	0.33%
Electrical Equipment	6,593,072	1.93%
Electronic Equipment, Instruments & Components	18,329,788	5.38%
Entertainment	2,939,743	0.86%
Food Products	598,750	0.18%
Gas Utilities	2,299,759	0.67%
Health Care Equipment & Supplies	11,784,108	3.46%
Health Care Providers & Services	6,092,250	1.79%
Hotels, Restaurants & Leisure	12,858,480	3.77%
Household Products	2,749,932	0.81%
Industrial Conglomerates	10,283,669	3.02%
Insurance	17,249,044	5.06%
Interactive Media & Services	3,770,360	1.11%
Internet & Direct Marketing Retail	2,990,671	0.88%
IT Services	10,047,190	2.95%
Life Sciences Tools & Services	15,530,009	4.56%
Machinery	2,700,911	0.79%
Media	6,199,023	1.82%
Oil, Gas & Consumable Fuels	3,505,040	1.03%
Personal Products	4,645,713	1.36%
Pharmaceuticals	12,344,737	3.62%
Professional Services	4,762,563	1.40%
Road & Rail	5,816,200	1.71%
Semiconductors & Semiconductor Equipment	15,127,475	4.44%
Software	13,741,882	4.03%
Specialty Retail	6,138,085	1.80%
Technology Hardware, Storage & Peripherals	1,577,717	0.46%
Textiles, Apparel & Luxury Goods	22,906,441	6.72%
Trading Companies & Distributors	12,591,559	3.69%
Total Common Stocks	308,022,849	90.36%

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

	$ Fair Value	Percentage
Short Term Investment
Investment Company	29,418,197	8.63%
Total Short Term Investment	29,418,197	8.63%
Total Investments	337,441,046	98.99%
Other Assets in Excess of Liabilities	3,438,629	1.01%
TOTAL NET ASSETS	340,879,675	100.00%

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		92.83%
Communication Services		10.82%
	Entertainment	2.94%
7,100	Electronic Arts, Inc.(a)	721,573
20,600	Live Nation Entertainment, Inc.(a)	1,308,924
		2,030,497
	Interactive Media & Services	7.88%
2,845	Alphabet, Inc. — Class A(a)	3,348,252
1,148	Alphabet, Inc. — Class C(a)	1,346,960
4,450	Facebook, Inc. — Class A(a)	741,770
		5,436,982
Total Communication Services (Cost $3,851,163)		7,467,479
Consumer Discretionary		17.37%
	Hotels, Restaurants & Leisure	1.15%
6,355	Marriott International, Inc. — Class A	794,947
	Internet & Direct Marketing Retail	7.99%
2,485	Amazon.com, Inc.(a)	4,425,163
625	Booking Holdings, Inc.(a)	1,090,569
		5,515,732
	Specialty Retail	6.38%
13,970	Lowe's Companies, Inc.	1,529,296
3,700	O'Reilly Automotive, Inc.(a)	1,436,710
27,000	The TJX Companies, Inc.	1,436,670
		4,402,676
	Textiles, Apparel & Luxury Goods	1.85%
6,320	NIKE, Inc. — Class B	532,207
39,250	Under Armour, Inc. — Class C(a)	740,648
		1,272,855
Total Consumer Discretionary (Cost $5,249,668)		11,986,210
Consumer Staples		1.26%
	Personal Products	1.26%
5,250	The Estee Lauder Companies Inc. — Class A	869,137
Total Consumer Staples (Cost $492,128)		869,137

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Energy		1.36%
	Energy Equipment & Services	1.36%
21,579	Schlumberger Ltd.(b)	940,197
Total Energy (Cost $1,286,750)		940,197
Financials		7.81%
	Capital Markets	7.81%
11,140	CME Group, Inc.	1,833,421
19,375	Intercontinental Exchange, Inc.	1,475,213
7,100	S&P Global, Inc.	1,494,905
5,800	T Rowe Price Group, Inc.	580,696
Total Financials (Cost $2,537,425)		5,384,235
Health Care		14.80%
	Biotechnology	2.52%
6,720	Alnylam Pharmaceuticals, Inc.(a)	627,984
2,000	Biogen Idec Inc.(a)	472,760
18,305	Portola Pharmaceuticals, Inc.(a)	635,184
		1,735,928
	Health Care Equipment & Supplies	7.14%
14,100	Abbott Laboratories	1,127,154
2,565	The Cooper Companies, Inc.	759,676
13,900	Danaher Corp.	1,835,078
13,200	Medtronic, PLC(b)	1,202,256
		4,924,164
	Health Care Providers & Services	0.94%
2,635	UnitedHealth Group, Inc.	651,530
	Life Sciences Tools & Services	1.03%
2,300	Illumina, Inc.(a)	714,587
	Pharmaceuticals	3.17%
25,000	Mylan NV(a) (b)	708,500
43,000	Roche Holding AG — ADR(b)	1,478,770
		2,187,270
Total Health Care (Cost $9,106,185)		10,213,479

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Industrials		10.45%
	Air Freight & Logistics	1.63%
6,200	FedEx Corp.	1,124,742
	Airlines	1.33%
17,800	Delta Air Lines, Inc.	919,370
	Building Products	1.82%
32,000	Masco Corp.	1,257,920
	Commercial Services & Supplies	2.08%
13,800	Waste Management, Inc.	1,433,958
	Industrial Conglomerates	1.64%
7,100	Honeywell International, Inc.	1,128,332
	Road & Rail	1.95%
11,600	Kansas City Southern	1,345,368
Total Industrials (Cost $6,254,444)		7,209,690
Information Technology		25.84%
	Electronic Equipment, Instruments & Components	1.27%
21,600	Trimble, Inc.(a)	872,640
	IT Services	5.47%
14,100	PayPal Holdings, Inc.(a)	1,464,144
14,800	Visa Inc. — Class A	2,311,612
		3,775,756
	Semiconductors & Semiconductor Equipment	4.28%
22,015	QUALCOMM, Inc.	1,255,515
13,415	Xilinx, Inc.	1,700,888
		2,956,403
	Software	11.24%
3,300	Intuit, Inc.	862,653
43,800	Microsoft Corp.	5,165,772
10,900	salesforce.com, Inc.(a)	1,726,233
		7,754,658
	Technology Hardware, Storage & Peripherals	3.58%
12,995	Apple Inc.	2,468,400
Total Information Technology (Cost $9,809,925)		17,827,857
The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Materials		3.12%
	Chemicals	3.12%
5,245	International Flavors & Fragrances Inc.	675,504
8,400	Linde PLC(b)	1,477,812
Total Materials (Cost $2,041,690)		2,153,316
Total Common Stocks (Cost $40,629,378)		64,051,600
Real Estate Investment Trust (REIT)		2.50%
	Real Estate	2.50%
3,811	Equinix Inc.	1,726,993
Total Real Estate (Cost $885,242)		1,726,993
Total REIT (Cost $885,242)		1,726,993
Short Term Investment		4.59%
Investment Company		4.59%
3,168,332	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 2.31%(c)	3,168,332
Total Investment Company		3,168,332
	Total Short Term Investment (Cost $3,168,332)	3,168,332
Total Investments (Cost $44,682,952)		99.92 68,946,925%
Other Assets in Excess of Liabilities		0.08 55,337%
Total Net Assets		100.00 69,002,272%

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $5,807,535 (8.42% of net assets) at March 31, 2019.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2019.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		96.91%
Communication Services		3.70%
	Entertainment	3.70%
22,329	Liberty Media Corp-Liberty Formula One — Class A(a)	760,079
21,723	Liberty Media Corp-Liberty Formula One — Class C(a)	761,391
31,437	Live Nation Entertainment, Inc.(a)	1,997,507
15,710	Take-Two Interactive Software, Inc.(a)	1,482,553
Total Communication Services (Cost $4,765,700)		5,001,530
Consumer Discretionary		9.63%
	Distributors	1.93%
92,015	LKQ Corp.(a)	2,611,386
	Hotels, Restaurants & Leisure	1.95%
47,923	Norwegian Cruise Line Holdings Ltd.(a) (b)	2,633,848
	Household Durables	1.69%
54,090	Sony Corp. — ADR(a) (b)	2,284,761
	Internet & Direct Marketing Retail	2.04%
23,177	Expedia Group, Inc.	2,758,063
	Specialty Retail	1.28%
24,835	CarMax, Inc.(a)	1,733,483
	Textiles, Apparel & Luxury Goods	0.74%
53,380	Under Armour, Inc. — Class C(a)	1,007,281
Total Consumer Discretionary (Cost $10,227,932)		13,028,822
Consumer Staples		0.48%
	Beverages	0.48%
3,716	Constellation Brands, Inc. — Class A	651,526
Total Consumer Staples (Cost $517,071)		651,526
Financials		8.74%
	Capital Markets	8.74%
11,990	CME Group, Inc.	1,973,314
6,185	MarketAxess Holdings, Inc.	1,522,005

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
15,546	Moody's Corp.	2,815,225
22,031	MSCI, Inc.	4,380,644
22,670	Oaktree Capital Group LLC	1,125,566
Total Financials (Cost $2,734,961)		11,816,754
Health Care		16.09%
	Biotechnology	3.79%
35,515	Exact Sciences Corp.(a)	3,076,309
16,250	Ligand Pharmaceuticals, Inc.(a)	2,042,788
		5,119,097
	Health Care Equipment & Supplies	2.04%
7,890	Inogen, Inc.(a)	752,470
19,360	ResMed, Inc.	2,012,859
		2,765,329
	Health Care Providers & Services	2.47%
26,060	Centene Corp.(a)	1,383,786
7,240	WellCare Health Plans, Inc.(a)	1,952,990
		3,336,776
	Life Sciences Tools & Services	5.63%
4,450	Bio-Rad Laboratories, Inc. — Class A(a)	1,360,276
16,160	Bio-Techne Corp.	3,208,568
4,605	Illumina, Inc.(a)	1,430,727
31,105	Syneos Health, Inc.(a)	1,609,995
		7,609,566
	Pharmaceuticals	2.16%
29,072	Zoetis, Inc.	2,926,678
Total Health Care (Cost $15,218,293)		21,757,446
Industrials		18.48%
	Building Products	0.89%
19,601	Trex Co., Inc.(a)	1,205,854
	Commercial Services & Supplies	1.20%
26,797	Copart, Inc.(a)	1,623,630
	Electrical Equipment	2.13%
34,735	AMETEK, Inc.	2,881,963

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Machinery	1.27%
13,062	WABCO Holdings, Inc.(a)	1,721,963
	Professional Services	8.67%
7,723	CoStar Group, Inc.(a)	3,602,162
7,682	Equifax, Inc.	910,317
59,559	IHS Markit Ltd.(a) (b)	3,238,818
29,882	Verisk Analytics, Inc.	3,974,306
		11,725,603
	Road & Rail	1.98%
22,978	Kansas City Southern	2,664,988
61	Lyft, Inc.(a)	4,776
		2,669,764
	Trading Companies & Distributors	2.34%
46,415	HD Supply Holdings, Inc.(a)	2,012,090
52,228	Univar Inc.(a)	1,157,373
		3,169,463
Total Industrials (Cost $16,272,308)		24,998,240
Information Technology		33.86%
	Communications Equipment	3.11%
7,820	Arista Networks Inc.(a)	2,459,077
11,186	F5 Networks, Inc.(a)	1,755,419
		4,214,496
	IT Services	6.87%
18,040	EPAM Systems, Inc.(a)	3,051,105
27,130	GoDaddy, Inc. — Class A(a)	2,039,905
9,920	WEX Inc.(a)	1,904,541
20,220	Worldpay, Inc. — Class A(a)	2,294,970
		9,290,521
	Software	23.88%
23,235	Aspen Technology, Inc.(a)	2,422,481
60,310	Dropbox, Inc. — Class A(a)	1,314,758
25,821	Guidewire Software, Inc.(a)	2,508,768
17,230	Palo Alto Networks, Inc.(a)	4,184,822
18,820	Proofpoint, Inc.(a)	2,285,313
49,700	RealPage, Inc.(a)	3,016,293
16,660	Red Hat, Inc.(a)	3,043,782
18,050	ServiceNow, Inc.(a)	4,449,145

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
23,592	SS&C Technologies Holdings, Inc.	1,502,574
8,630	Tyler Technologies, Inc.(a)	1,763,972
17,713	VMware, Inc. — Class A	3,197,374
30,735	Zendesk, Inc.(a)	2,612,475
		32,301,757
Total Information Technology (Cost $27,951,024)		45,806,774
Materials		4.16%
	Chemicals	2.97%
10,371	Air Products & Chemicals, Inc.	1,980,446
23,020	FMC Corp.	1,768,397
21,530	Livent Corp.(a)	264,388
		4,013,231
	Construction Materials	1.19%
8,027	Martin Marietta Materials, Inc.	1,614,872
Total Materials (Cost $3,356,445)		5,628,103
Real Estate		1.77%
	Real Estate Management & Development	1.77%
48,439	CBRE Group, Inc. — Class A(a)	2,395,308
Total Real Estate (Cost $2,128,859)		2,395,308
Total Common Stocks (Cost $83,172,593)		131,084,503
Real Estate Investment Trust (REIT)		1.93%
	Real Estate	1.93%
5,749	Equinix Inc.	2,605,217
Total Real Estate (Cost $959,503)		2,605,217
Total REIT (Cost $959,503)		2,605,217

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Short Term Investment		1.43%
Investment Company		1.43%
1,938,612	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 2.31%(c)	1,938,612
Total Investment Company		1,938,612
Total Short Term Investment (Cost $1,938,612)		1,938,612
Total Investments (Cost $86,070,708)		100.27 135,628,332%
Liabilities in Excess of Other Assets		(0.27 (366,238))%
Total Net Assets		100.00 135,262,095%

ADR  American Depositary Receipt

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $8,157,427 (6.03% of net assets) at March 31, 2019.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2019.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares or Face Amount		$ Fair Value*
Common Stocks		92.68%
Communication Services		4.14%
	Diversified Telecommunication Services	2.11%
160,730	Bandwidth, Inc. — Class A(a)	10,762,481
	Interactive Media & Services	2.03%
167,320	CarGurus, Inc.(a)	6,702,839
190,650	Eventbrite, Inc. — Class A(a)	3,654,760
		10,357,599
Total Communication Services (Cost $17,917,138)		21,120,080
Consumer Discretionary		10.82%
	Auto Components	1.35%
364,015	Motorcar Parts of America, Inc.(a)	6,868,963
	Hotels, Restaurants & Leisure	4.27%
154,455	Dave & Buster's Entertainment, Inc.	7,702,671
360,570	Penn National Gaming, Inc.(a)	7,247,457
264,540	Red Rock Resorts, Inc. — Class A	6,838,359
		21,788,487
	Specialty Retail	3.16%
282,355	At Home Group, Inc.(a)	5,042,860
118,000	Floor & Decor Holdings, Inc. — Class A(a)	4,863,960
317,115	Guess?, Inc.	6,215,454
		16,122,274
	Textiles, Apparel & Luxury Goods	2.04%
188,832	Steven Madden Ltd.	6,390,075
213,670	Under Armour, Inc. — Class C(a)	4,031,953
		10,422,028
Total Consumer Discretionary (Cost $57,130,116)		55,201,752
Consumer Staples		1.60%
	Beverages	1.60%
106,105	MGP Ingredients, Inc.	8,186,001
Total Consumer Staples (Cost $5,480,002)		8,186,001

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Financials		4.13%
	Capital Markets	1.63%
190,315	Hamilton Lane Inc. — Class A	8,293,928
	Insurance	2.50%
124,320	eHealth, Inc.(a)	7,750,108
186,895	Health Insurance Innovations, Inc. — Class A(a)	5,012,524
		12,762,632
Total Financials (Cost $16,662,302)		21,056,560
Health Care		26.78%
	Biotechnology	8.14%
209,295	CareDx, Inc.(a)	6,596,978
171,545	Deciphera Pharmaceuticals, Inc.(a)	3,981,560
81,265	Ligand Pharmaceuticals, Inc.(a)	10,215,823
446,525	Natera, Inc.(a)	9,207,346
171,560	Precision Biosciences, Inc.(a)	3,079,502
143,175	Repligen Corp.(a)	8,458,779
		41,539,988
	Health Care Equipment & Supplies	3.03%
58,020	Inogen, Inc.(a)	5,533,367
86,090	Quidel Corp.(a)	5,636,312
126,255	STAAR Surgical Co.(a)	4,316,659
		15,486,338
	Health Care Providers & Services	1.48%
101,893	HealthEquity, Inc.(a)	7,538,044
	Health Care Technology	4.51%
200,106	HMS Holdings Corp.(a)	5,925,139
129,240	Inspire Medical Systems, Inc.(a)	7,338,247
70,645	Medidata Solutions, Inc.(a)	5,174,040
56,895	Omnicell, Inc.(a)	4,599,392
		23,036,818
	Life Sciences Tools & Services	4.44%
61,825	Bio-Techne Corp.	12,275,354
93,805	Cambrex Corp.(a)	3,644,324
130,720	Syneos Health, Inc.(a)	6,766,067
		22,685,745

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	5.18%
132,890	Aerie Pharmaceuticals, Inc.(a)	6,312,275
236,985	Catalent, Inc.(a)	9,619,221
352,370	Optinose, Inc.(a)	3,629,411
93,264	Supernus Pharmaceuticals, Inc.(a)	3,267,971
331,940	Verrica Pharmaceuticals, Inc.(a)	3,588,271
		26,417,149
Total Health Care (Cost $101,465,765)		136,704,082
Industrials		15.48%
	Air Freight & Logistics	2.60%
369,210	Air Transport Services Group, Inc.(a)	8,510,290
193,565	Echo Global Logistics, Inc.(a)	4,796,541
		13,306,831
	Building Products	1.32%
61,870	Masonite International Corp.(a) (b)	3,086,694
59,160	Trex Co., Inc.(a)	3,639,523
		6,726,217
	Construction & Engineering	1.63%
172,685	MasTec, Inc.(a)	8,306,149
	Electrical Equipment	1.83%
274,085	Bloom Energy Corp. — Class A(a)	3,541,178
112,955	Generac Holdings, Inc.(a)	5,786,685
		9,327,863
	Machinery	3.32%
78,140	John Bean Technologies Corp.	7,180,285
410,795	Kornit Digital Ltd.(a) (b)	9,776,921
		16,957,206
	Professional Services	2.80%
121,238	ICF International, Inc.	9,223,787
113,280	Korn Ferry	5,072,678
		14,296,465
	Trading Companies & Distributors	1.98%
77,230	SiteOne Landscape Supply, Inc.(a)	4,413,695
256,975	Univar Inc.(a)	5,694,566
		10,108,261
Total Industrials (Cost $71,642,537)		79,028,992

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Information Technology		28.72%
	Communications Equipment	3.42%
122,885	Acacia Communications, Inc.(a)	7,047,455
184,160	Lumentum Holdings, Inc.(a)	10,412,406
		17,459,861
	IT Services	1.80%
138,046	InterXion Holding NV(a) (b)	9,211,810
	Semiconductors & Semiconductor Equipment	6.00%
154,090	Inphi Corp.(a)	6,739,897
77,445	Monolithic Power Systems, Inc.	10,493,023
92,190	Semtech Corp.(a)	4,693,393
56,810	Universal Display Corp.	8,683,408
		30,609,721
	Software	17.50%
451,970	8x8, Inc.(a)	9,129,794
66,165	Avalara, Inc.(a)	3,691,345
46,465	Coupa Software Inc.(a)	4,227,386
64,370	CyberArk Software Ltd.(a) (b)	7,663,249
210,255	ForeScout Technologies, Inc.(a)	8,811,787
235,746	Mimecast Ltd.(a) (b)	11,162,573
165,610	Paylocity Holding Corp.(a)	14,770,756
227,360	Pluralsight, Inc. — Class A(a)	7,216,406
241,705	PROS Holdings, Inc.(a)	10,209,619
37,170	The Trade Desk, Inc. — Class A(a)	7,357,801
85,060	Varonis Systems, Inc.(a)	5,072,128
		89,312,844
Total Information Technology (Cost $83,643,682)		146,594,236
Materials		1.01%
	Construction Materials	1.01%
323,223	Summit Materials, Inc. — Class A(a)	5,129,549
Total Materials (Cost $6,385,609)		5,129,549
Total Common Stocks (Cost $360,327,151)		473,021,252

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019 Continued

Shares or Face Amount		$ Fair Value*
Real Estate Investment Trusts (REITs)		3.15%
	Real Estate	3.15%
409,470	CoreCivic, Inc.	7,964,191
154,650	CyrusOne, Inc.	8,109,846
Total Real Estate (Cost $15,695,082)		16,074,037
Total REITs (Cost $15,695,082)		16,074,037
Short Term Investment		4.88%
Investment Company		4.88%
24,918,730	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 2.31%(c)	24,918,730
Total Investment Company		24,918,730
Total Short Term Investment (Cost $24,918,730)		24,918,730
Total Investments (Cost $400,940,963)		100.71 514,014,019%
Liabilities in Excess of Other Assets		(0.71 (3,604,106))%
Total Net Assets		100.00 510,409,913%

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $40,901,247 (8.01% of net assets) at March 31, 2019.

(c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2019.

* See Note 1A of the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND
LIABILITIES

MARCH 31, 2019

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
ASSETS:
Investments in securities, at cost:	$1,342,253,599	$42,120,435	$68,564,193	$429,535,755	$103,542,165
Investments in securities, at value:	1,774,536,082	58,300,170	84,066,818	612,486,127	174,840,926
Cash denominated in foreign currency, at value:(1)	—	—	—	—	—
Receivables:
Investments sold	9,736,857	—	—	12,707,949	6,879
Fund shares sold	1,185,894	237,144	47,818	126,269	29,222
Dividends	711,846	30,058	15,022	1,022,694	79,952
Interest	192,330	8,488	12,745	450,544	7,198
Other assets	58,929	12,062	16,781	17,964	18,192
Total assets	1,786,421,938	58,587,922	84,159,184	626,811,547	174,982,369
LIABILITIES:
Payables:
Investments purchased	38,971,530	199,556	—	49,220	5,688
Written options, at value(2) (Note 7)	—	—	—	450,165	—
Fund shares purchased	1,725,578	43,156	14,744	349,624	254,876
Management fees (Note 3)	1,462,024	44,076	103,751	528,996	133,982
Custodian fees (Note 3)	—	—	—	—	—
Other payables	—	—	—	—	—
Accrued expenses	1,204	2,524	8,201	84,803	17,737
Total liabilities	42,160,336	289,312	126,696	1,462,808	412,283
NET ASSETS	$1,744,261,602	$58,298,610	$84,032,488	$625,348,739	$174,570,086
NET ASSETS CONSIST OF:
Paid-in capital	$1,295,676,134	$42,553,632	$69,238,814	$441,388,030	$97,700,564
Total distributable earnings	448,585,468	15,744,978	14,793,674	183,960,709	76,869,522
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$1,744,261,602	$58,298,610	$84,032,488	$625,348,739	$174,570,086
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Outstanding	68,960,174	3,502,155	5,491,176	40,948,725	6,954,737
NET ASSET VALUE PER SHARE	$25.29	$16.65	$15.30	$15.27	$25.10
(1) Cash denominated in foreign currency, at cost	—	—	—	—	—
(2) Written options, premiums received	—	—	—	464,390	—

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
ASSETS:
Investments in securities, at cost:	$186,118,767	$263,272,790	$44,682,952	$86,070,708	$400,940,963
Investments in securities, at value:	188,945,170	337,441,046	68,946,925	135,628,332	514,014,019
Cash denominated in foreign currency, at value:(1)	—	2,786,260	—	—	—
Receivables:
Investments sold	1,218,276	—	—	—	—
Fund shares sold	423,321	2,260,788	57,211	43,633	333,436
Dividends	111	1,214,545	42,419	29,510	395,191
Interest	2,706,862	62,589	4,570	2,578	45,353
Other assets	45,115	21,991	15,369	14,203	25,731
Total assets	193,338,855	343,787,219	69,066,494	135,718,256	514,813,730
LIABILITIES:
Payables:
Investments purchased	1,098,750	1,315,700	—	4,392	3,805,647
Written options, at value(2) (Note 7)	—	—	—	—	—
Fund shares purchased	618,585	34,976	11,722	324,480	156,218
Management fees (Note 3)	161,910	282,193	51,709	114,251	435,779
Custodian fees (Note 3)	—	11,547	—	—	—
Other payables	6,440	1,242,201	—	—	—
Accrued expenses	2,574	20,927	791	13,038	6,173
Total liabilities	1,888,259	2,907,544	64,222	456,161	4,403,817
NET ASSETS	$191,450,596	$340,879,675	$69,002,272	$135,262,095	$510,409,913
NET ASSETS CONSIST OF:
Paid-in capital	$189,087,332	$267,709,069	$43,565,414	$81,958,088	$376,135,497
Total distributable earnings	2,363,264	73,170,606	25,436,858	53,304,007	134,274,416
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$191,450,596	$340,879,675	$69,002,272	$135,262,095	$510,409,913
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Outstanding	17,633,921	23,097,593	2,224,903	9,314,934	39,601,358
NET ASSET VALUE PER SHARE	$10.86	$14.76	$31.01	$14.52	$12.89
(1) Cash denominated in foreign currency, at cost	—	2,786,395	—	—	—
(2) Written options, premiums received	—	—	—	—	—

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2019

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
INVESTMENT INCOME:
Interest	$2,400,305	$77,361	$139,103	$2,748,579	$116,417
Dividends	12,771,446	1,326,465	276,767	21,248,873	1,983,621
Foreign tax withheld on dividends	(78,687)	(2,708)	—	(188,821)	—
Total investment income	15,093,064	1,401,118	415,870	23,808,631	2,100,038
EXPENSES:
Management fees (Note 3)	19,099,016	527,474	1,264,328	6,685,590	1,739,982
Registration fees	82,838	24,847	20,300	25,218	22,092
Custody fees (Note 3)	—	—	—	—	—
Other expenses	34,669	1,330	1,809	12,633	3,778
Total expenses	19,216,523	553,651	1,286,437	6,723,441	1,765,852
Net investment income (loss)	(4,123,459)	847,467	(870,467)	17,085,190	334,186
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investment transactions	109,271,672	1,214,980	10,221,223	9,829,252	25,981,469
Options written (Note 7)	—	—	—	1,369,324	—
Net unrealized appreciation/depreciation during the year on:
Investments	56,258,991	2,058,259	(1,859,026)	21,145,348	(3,409,082)
Options written (Note 7)	—	—	—	15,727	—
Net realized and unrealized gain (loss)	165,530,663	3,273,239	8,362,197	32,359,651	22,572,387
Net increase in net assets resulting from operations	$161,407,204	$4,120,706	$7,491,630	$49,444,841	$22,906,573

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
INVESTMENT INCOME:
Interest	$11,713,741	$505,419	$43,090	$38,752	$303,518
Dividends	104,722	5,207,827	775,318	1,027,797	1,780,522
Foreign tax withheld on dividends	(1,322)	(786,692)	(9,668)	(2,983)	—
Total investment income	11,817,141	4,926,554	808,740	1,063,566	2,084,040
EXPENSES:
Management fees (Note 3)	2,078,929	2,927,982	604,782	1,425,022	5,368,300
Registration fees	23,863	33,445	20,908	25,228	27,151
Custody fees (Note 3)	—	79,658	—	—	—
Other expenses	11,200	5,441	1,698	2,837	9,825
Total expenses	2,113,992	3,046,526	627,388	1,453,087	5,405,276
Net investment income (loss)	9,703,149	1,880,028	181,352	(389,521)	(3,321,236)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investment transactions	248,000	3,934,373	2,467,683	10,703,705	82,752,622
Options written (Note 7)	—	—	—	—	—
Net unrealized appreciation/depreciation during the year on:
Investments	(3,139,572)	(3,163,588)	5,730,182	574,142	(16,807,095)
Options written (Note 7)	—	—	—	—	—
Net realized and unrealized gain (loss)	(2,891,572)	770,785	8,197,865	11,277,847	65,945,527
Net increase in net assets resulting from operations	$6,811,577	$2,650,813	$8,379,217	$10,888,326	$62,624,291

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo Discovery Fund		Buffalo Dividend Focus Fund		Buffalo Emerging Opportunities Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS:
Net investment income (loss)	$(4,123,459)	$(3,092,840)	$847,467	$728,715	$(870,567)	$(991,080)
Net realized gain on investment transactions	109,271,672	82,717,910	1,214,980	791,680	10,221,223	16,176,709
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	56,258,991	150,955,830	2,058,259	3,708,149	(1,859,026)	2,477,927
Net increase in net assets resulting from operations	161,407,204	230,580,900	4,120,706	5,228,544	7,491,630	17,663,556
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions(a)	(110,113,837)	(74,201,821)	(2,716,751)	(1,316,597)	(9,489,887)	(15,190,026)
CAPITAL SHARE TRANSACTIONS:
Shares sold	415,923,525	716,276,288	9,078,114	16,020,835	6,067,632	7,737,359
Reinvested dividends and distributions	106,874,653	71,881,517	2,654,601	1,290,308	9,179,140	14,672,957
Shares issued	522,798,178	788,157,805	11,732,715	17,311,143	15,246,772	22,410,316
Redemptions	(726,779,933)	(301,825,167)	(14,201,824)	(21,654,044)	(17,184,615)	(22,251,679)
Net increase (decrease) from capital share transactions	(203,981,755)	486,332,638	(2,469,109)	(4,342,901)	(1,937,843)	158,637
Total increase (decrease) in net assets	(152,688,388)	642,711,717	(1,065,154)	(430,954)	(3,936,100)	2,632,167
NET ASSETS(b):
Beginning of period	1,896,949,990	1,254,238,273	59,363,764	59,794,718	87,968,588	85,336,421
End of period	$1,744,261,602	$1,896,949,990	$58,298,610	$59,363,764	$84,032,488	$87,968,588
Fund share transactions:
Shares sold	16,719,992	29,561,547	544,728	1,009,434	378,496	463,225
Reinvested dividends and distributions	5,027,030	2,953,226	169,194	78,647	706,631	935,776
Shares issued	21,747,022	32,514,773	713,922	1,088,081	1,085,127	1,399,001
Shares repurchased	(30,153,058)	(12,524,337)	(857,868)	(1,346,183)	(1,082,528)	(1,318,382)
Net increase (decrease) in fund shares	(8,406,036)	19,990,436	(143,946)	(258,102)	2,599	80,619

The following information was previously reported in the March 31, 2018 financial statements. The distribution information for the period ended March 31, 2019 presented on the Statement of Changes is presented for comparative purposes to the March 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018 (see Note 1I).

(a)  For the year ended March 31, 2018, dividends and distributions to shareholders totaled the following for each Fund, respectively:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund
From Net Investment Income	$—	$(741,876)	$—
From Net Realized Gain from Investment Transactions	$(74,201,821)	$(574,721)	$(15,190,026)

	Buffalo Flexible Income Fund	Buffalo Growth Fund
From Net Investment Income	$(17,897,643)	$(2,896,083)
From Net Realized Gain from Investment Transactions	$(23,400,423)	$(35,204,302)

(b)  As of March 31, 2018, undistributed (distribution in excess of) net investment income (loss) totaled the following for each Fund, respectively:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund
Undistributed (distribution in excess of) net investment income (loss)	$—	$33,501	$—

	Buffalo Flexible Income Fund	Buffalo Growth Fund
Undistributed (distribution in excess of) net investment income (loss)	$(287,003)	$(35,199)

The accompanying notes are an integral part of these financial statements.

	Buffalo Flexible Income Fund		Buffalo Growth Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS:
Net investment income (loss)	$17,085,190	$17,052,376	$334,186	$2,353,997
Net realized gain on investment transactions	11,198,576	32,647,949	25,981,469	77,526,161
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	21,161,075	4,949,457	(3,409,082)	(39,540,427)
Net increase in net assets resulting from operations	49,444,841	54,649,782	22,906,573	40,339,731
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions(a)	(35,878,816)	(41,298,066)	(44,229,643)	(38,100,385)
CAPITAL SHARE TRANSACTIONS:
Shares sold	24,699,685	45,642,534	11,315,580	15,871,765
Reinvested dividends and distributions	34,755,445	40,017,720	43,555,073	37,275,472
Shares issued	59,455,130	85,660,254	54,870,653	53,147,237
Redemptions	(145,756,801)	(198,380,348)	(63,228,598)	(178,079,701)
Net increase (decrease) from capital share transactions	(86,301,671)	(112,720,094)	(8,357,945)	(124,932,464)
Total increase (decrease) in net assets	(72,735,646)	(99,368,378)	(29,681,015)	(122,693,118)
NET ASSETS(b):
Beginning of period	698,084,385	797,452,763	204,251,101	326,944,219
End of period	$625,348,739	$698,084,385	$174,570,086	$204,251,101
Fund share transactions:
Shares sold	1,606,175	2,996,751	402,669	500,709
Reinvested dividends and distributions	2,380,628	2,628,131	1,992,455	1,269,168
Shares issued	3,986,803	5,624,882	2,395,124	1,769,877
Shares repurchased	(9,590,693)	(13,159,169)	(2,287,622)	(5,525,810)
Net increase (decrease) in fund shares	(5,603,890)	(7,534,287)	107,502	(3,755,933)

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo High Yield Fund		Buffalo International Fund		Buffalo Large Cap Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS:
Net investment income (loss)	$9,703,149	$9,735,597	$1,880,028	$1,038,974	$181,352	$221,630
Net realized gain on investment transactions	248,000	842,299	3,934,373	641,932	2,467,683	4,099,923
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(3,139,572)	(3,025,094)	(3,163,588)	36,292,927	5,730,182	5,425,497
Net increase in net assets resulting from operations	6,811,577	7,552,802	2,650,813	37,973,833	8,379,217	9,747,050
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions(a)	(10,394,594)	(11,215,031)	(6,555,569)	(914,680)	(3,420,115)	(3,671,701)
CAPITAL SHARE TRANSACTIONS:
Shares sold	36,291,699	48,065,535	107,233,312	78,887,134	6,477,705	17,122,313
Reinvested dividends and distributions	9,744,720	10,628,551	6,071,856	850,120	3,284,029	3,622,675
Shares issued	46,036,419	58,694,086	113,305,168	79,737,254	9,761,734	20,744,988
Redemptions	(82,297,800)	(59,743,044)	(46,385,811)	(42,207,639)	(14,742,594)	(15,676,911)
Net increase (decrease) from capital share transactions	(36,261,381)	(1,048,958)	66,919,357	37,529,615	(4,980,860)	5,068,077
Total increase (decrease) in net assets	(39,844,398)	(4,711,187)	63,014,601	74,588,768	(21,758)	11,143,426
NET ASSETS(b):
Beginning of period	231,294,994	236,006,181	277,865,074	203,276,306	69,024,030	57,880,604
End of period	$191,450,596	$231,294,994	$340,879,675	$277,865,074	$69,002,272	$69,024,030
Fund share transactions:
Shares sold	3,354,334	4,276,421	7,417,295	5,407,820	215,365	605,095
Reinvested dividends and distributions	898,676	948,602	456,874	57,324	120,382	124,022
Shares issued	4,253,010	5,225,023	7,874,169	5,465,144	335,747	729,117
Shares repurchased	(7,576,892)	(5,322,142)	(3,174,368)	(2,953,023)	(484,776)	(537,136)
Net increase (decrease) in fund shares	(3,323,882)	(97,119)	4,699,801	2,512,121	(149,029)	191,981

The following information was previously reported in the March 31, 2018 financial statements. The distribution information for the period ended March 31, 2019 presented on the Statement of Changes is presented for comparative purposes to the March 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018 (see Note 1I).

(a)  For the year ended March 31, 2018, dividends and distributions to shareholders totaled the following for each Fund, respectively:

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund
From Net Investment Income	$(10,035,998)	$(746,241)	$(96,713)
From Net Realized Gain from Investment Transactions	$(1,179,033)	$(168,439)	$(3,574,988)

	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
From Net Investment Income	$—	$—
From Net Realized Gain from Investment Transactions	$(37,044,289)	$(134,493,446)

(b)  As of March 31, 2018, undistributed (distribution in excess of) net investment income (loss) totaled the following for each Fund, respectively:

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund
Undistributed (distribution in excess of) net investment income (loss)	$264,893	$285,779	$221,630

	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Undistributed (distribution in excess of) net investment income (loss)	$(148,720)	$—

The accompanying notes are an integral part of these financial statements.

	Buffalo Mid Cap Fund		Buffalo Small Cap Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS:
Net investment income (loss)	$(389,521)	$(364,899)	$(3,321,236)	$(3,559,621)
Net realized gain on investment transactions	10,703,705	48,583,841	82,752,622	138,305,873
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	574,142	(20,149,333)	(16,807,095)	(43,337,579)
Net increase in net assets resulting from operations	10,888,326	28,069,609	62,624,291	91,408,673
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions(a)	(5,175,731)	(37,044,289)	(103,368,251)	(134,493,446)
CAPITAL SHARE TRANSACTIONS:
Shares sold	4,820,981	28,026,993	52,782,283	64,116,331
Reinvested dividends and distributions	5,138,307	36,688,053	101,824,965	132,040,755
Shares issued	9,959,288	64,715,046	154,607,248	196,157,086
Redemptions	(35,996,580)	(295,566,267)	(139,273,015)	(180,254,520)
Net increase (decrease) from capital share transactions	(26,037,292)	(230,851,221)	15,334,233	15,902,566
Total increase (decrease) in net assets	(20,324,697)	(239,825,901)	(25,409,727)	(27,182,207)
NET ASSETS(b):
Beginning of period	155,586,792	395,412,693	535,819,640	563,001,847
End of period	$135,262,095	$155,586,792	$510,409,913	$535,819,640
Fund share transactions:
Shares sold	347,891	1,771,900	3,464,564	3,673,470
Reinvested dividends and distributions	422,558	2,691,714	9,480,910	9,000,733
Shares issued	770,449	4,463,614	12,945,474	12,674,203
Shares repurchased	(2,573,659)	(18,565,346)	(9,077,196)	(10,826,595)
Net increase (decrease) in fund shares	(1,803,210)	(14,101,732)	3,868,278	1,847,608

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2019	2018	2017	2016	2015
Net asset value, beginning of period	$24.52	$21.86	$19.30	$21.50	$20.53
Income from investment operations:
Net investment loss	(0.06)	(0.04)	(0.02)	(0.03)	(0.05)
Net realized and unrealized gains (losses)	2.31	3.82	3.10	(0.69)	3.08
Total from investment operations	2.25	3.78	3.08	(0.72)	3.03
Less distributions from:
Net realized gain from investment transactions	(1.48)	(1.12)	(0.52)	(1.48)	(2.06)
Paid-in capital from redemption fees(2)	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$25.29	$24.52	$21.86	$19.30	$21.50
Total return	10.34%	17.35%	16.13%	(3.33%)	15.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,744,262	$1,896,950	$1,254,238	$1,010,583	$774,187
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment loss to average net assets	(0.21%)	(0.20%)	(0.11%)	(0.18%)	(0.28%)
Portfolio turnover rate	77%	42%	51%	59%	52%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2019	2018	2017	2016	2015
Net asset value, beginning of period	$16.28	$15.32	$13.20	$13.76	$12.25
Income from investment operations:
Net investment income	0.25	0.19	0.18	0.16	0.13
Net realized and unrealized gains (losses)	0.91	1.11	2.22	(0.30)	2.16
Total from investment operations	1.16	1.30	2.40	(0.14)	2.29
Less distributions from:
Net investment income	(0.25)	(0.19)	(0.18)	(0.17)	(0.13)
Net realized gain from investment transactions	(0.54)	(0.15)	(0.10)	(0.26)	(0.65)
Total distributions	(0.79)	(0.34)	(0.28)	(0.43)	(0.78)
Paid-in capital from redemption fees(2)	—	—	— (1)	0.01	— (1)
Net asset value, end of period	$16.65	$16.28	$15.32	$13.20	$13.76
Total return	7.48%	8.51%	18.35%	(0.88%)	18.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,299	$59,364	$59,795	$38,222	$41,116
Ratio of expenses to average net assets	0.94%	0.94%	0.95%	0.97%	0.94%
Ratio of net investment income to average net assets	1.45%	1.16%	1.34%	1.21%	1.04%
Portfolio turnover rate	20%	21%	26%	65%	62%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO EMERGING OPPORTUNITIES FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2019	2018	2017	2016	2015
Net asset value, beginning of period	$16.03	$15.78	$13.89	$17.85	$19.31
Income from investment operations:
Net investment loss	(0.15)	(0.18)	(0.13)	(0.28)	(0.31)
Net realized and unrealized gains (losses)	1.32	3.55	3.25	(2.45)	0.06
Total from investment operations	1.17	3.37	3.12	(2.73)	(0.25)
Less distributions from:
Net realized gain from investment transactions	(1.90)	(3.12)	(1.23)	(1.23)	(1.25)
Paid-in capital from redemption fees(2)	—	—	— (1)	— (1)	0.04
Net asset value, end of period	$15.30	$16.03	$15.78	$13.89	$17.85
Total return	9.39%	21.84%	22.99%	(15.47%)	(0.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84,032	$87,969	$85,336	$114,270	$238,828
Ratio of expenses to average net assets	1.48%	1.48%	1.48%	1.47%	1.47%
Ratio of net investment loss to average net assets	(0.94%)	(1.10%)	(0.62%)	(1.19%)	(1.29%)
Portfolio turnover rate	40%	48%	95%	70%	19%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.00	$14.74	$13.70	$14.53	$14.41
Income from investment operations:
Net investment income	0.39	0.34	0.35	0.38	0.30
Net realized and unrealized gains (losses)	0.71	0.77	1.14	(0.70)	0.18
Total from investment operations	1.10	1.11	1.49	(0.32)	0.48
Less distributions from:
Net investment income	(0.39)	(0.36)	(0.38)	(0.41)	(0.30)
Net realized gain from investment transactions	(0.44)	(0.49)	(0.07)	(0.10)	(0.06)
Total distributions	(0.83)	(0.85)	(0.45)	(0.51)	(0.36)
Paid-in capital from redemption fees(2)	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$15.27	$15.00	$14.74	$13.70	$14.53
Total return	7.73%	7.57%	11.02%	(2.24%)	3.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$625,349	$698,084	$797,453	$899,246	$1,350,945
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income to average net assets	2.57%	2.27%	2.45%	2.72%	2.05%
Portfolio turnover rate	6%	2%	1%	5%	42%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2019	2018	2017	2016	2015
Net asset value, beginning of period	$29.83	$30.83	$28.86	$34.60	$35.45
Income from investment operations:
Net investment income	0.05	0.39	0.23	0.18	0.19
Net realized and unrealized gains (losses)	2.76	4.58	3.36	(0.61)	3.63
Total from investment operations	2.81	4.97	3.59	(0.43)	3.82
Less distributions from:
Net investment income	(0.01)	(0.45)	(0.22)	(0.19)	(0.18)
Net realized gain from investment transactions	(7.53)	(5.52)	(1.40)	(5.12)	(4.49)
Total distributions	(7.54)	(5.97)	(1.62)	(5.31)	(4.67)
Paid-in capital from redemption fees(2)	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$25.10	$29.83	$30.83	$28.86	$34.60
Total return	13.17%	16.42%	12.88%	(0.96%)	11.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$174,570	$204,251	$326,944	$395,511	$463,167
Ratio of expenses to average net assets	0.91%	0.91%	0.91%	0.91%	0.91%
Ratio of net investment income to average net assets	0.17%	0.90%	0.70%	0.52%	0.48%
Portfolio turnover rate	16%	32%	18%	42%	30%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.04	$11.21	$11.04	$11.71	$11.84
Income from investment operations:
Net investment income	0.51	0.50	0.48	0.44	0.44
Net realized and unrealized gains (losses)	(0.15)	(0.15)	0.42	(0.48)	(0.03)
Total from investment operations	0.36	0.35	0.90	(0.04)	0.41
Less distributions from:
Net investment income	(0.51)	(0.47)	(0.47)	(0.46)	(0.42)
Net realized gain from investment transactions	(0.03)	(0.05)	(0.26)	(0.17)	(0.12)
Total distributions	(0.54)	(0.52)	(0.73)	(0.63)	(0.54)
Paid-in capital from redemption fees(2)	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$10.86	$11.04	$11.21	$11.04	$11.71
Total return	3.46%	3.20%	8.37%	(0.41%)	3.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$191,451	$231,295	$236,006	$282,385	$255,987
Ratio of expenses to average net assets	1.02%	1.02%	1.02%	1.01%	1.02%
Ratio of net investment income to average net assets	4.68%	4.06%	4.27%	3.79%	3.71%
Portfolio turnover rate	22%	41%	40%	44%	25%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.10	$12.80	$11.40	$11.93	$11.73
Income from investment operations:
Net investment income	0.09	0.06	0.13	0.06	0.09
Net realized and unrealized gains (losses)	(0.11)	2.29	1.39	(0.54)	0.18
Total from investment operations	(0.02)	2.35	1.52	(0.48)	0.27
Less distributions from:
Net investment income	(0.08)	(0.04)	(0.12)	(0.05)	(0.07)
Net realized gain from investment transactions	(0.24)	(0.01)	—	—	—
Total distributions	(0.32)	(0.05)	(0.12)	(0.05)	(0.07)
Paid-in capital from redemption fees(2)	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$14.76	$15.10	$12.80	$11.40	$11.93
Total return	0.11%	18.40%	13.46%	(4.02%)	2.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$340,880	$277,865	$203,276	$234,446	$256,608
Ratio of expenses to average net assets	1.04%	1.03%	1.04%	1.04%	1.05%
Ratio of net investment income to average net assets	0.64%	0.42%	1.02%	0.52%	0.77%
Portfolio turnover rate	16%	13%	4%	7%	21%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2019	2018	2017	2016	2015
Net asset value, beginning of period	$29.08	$26.53	$23.09	$25.09	$23.34
Income from investment operations:
Net investment income	0.09	0.09	0.08	0.09	0.05
Net realized and unrealized gains (losses)	3.46	4.01	4.18	(0.47)	4.51
Total from investment operations	3.55	4.10	4.26	(0.38)	4.56
Less distributions from:
Net investment income	(0.11)	(0.04)	(0.13)	(0.04)	(0.05)
Net realized gain from investment transactions	(1.51)	(1.51)	(0.69)	(1.58)	(2.76)
Total distributions	(1.62)	(1.55)	(0.82)	(1.62)	(2.81)
Paid-in capital from redemption fees(2)	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$31.01	$29.08	$26.53	$23.09	$25.09
Total return	12.96%	15.41%	18.67%	(1.56%)	20.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,002	$69,024	$57,881	$47,794	$44,013
Ratio of expenses to average net assets	0.93%	0.93%	0.95%	0.94%	0.96%
Ratio of net investment income to average net assets	0.27%	0.33%	0.34%	0.41%	0.23%
Portfolio turnover rate	10%	40%	41%	62%	30%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.99	$15.68	$15.04	$18.68	$19.27
Income from investment operations:
Net investment loss	(0.04)	(0.03)	(0.01)	(0.02)	(0.04)
Net realized and unrealized gains (losses)	1.11	1.77	1.85	(1.62)	1.87
Total from investment operations	1.07	1.74	1.84	(1.64)	1.83
Less distributions from:
Net investment income	—	—	—	— (1)	— (1)
Net realized gain from investment transactions	(0.54)	(3.43)	(1.20)	(2.00)	(2.42)
Total distributions	(0.54)	(3.43)	(1.20)	(2.00)	(2.42)
Paid-in capital from redemption fees(2)	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$14.52	$13.99	$15.68	$15.04	$18.68
Total return	8.40%	11.69%	12.94%	(8.83%)	10.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$135,262	$155,587	$395,413	$458,635	$566,302
Ratio of expenses to average net assets	1.02%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment loss to average net assets	(0.27%)	(0.13%)	(0.09%)	(0.10%)	(0.18%)
Portfolio turnover rate	36%	51%	51%	46%	12%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.00	$16.61	$16.64	$32.83	$36.02
Income from investment operations:
Net investment loss	(0.08)	(0.09)	(0.13)	(0.20)	(0.24)
Net realized and unrealized gains (losses)	1.25	2.92	3.19	(3.60)	0.31
Total from investment operations	1.17	2.83	3.06	(3.80)	0.07
Less distributions from:
Net realized gain from investment transactions	(3.28)	(4.44)	(3.09)	(12.39)	(3.26)
Paid-in capital from redemption fees(2)	—	—	— (1)	— (1)	— (1)
Net asset value, end of period	$12.89	$15.00	$16.61	$16.64	$32.83
Total return	12.19%	17.65%	24.51%	(13.28%)	0.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$510,410	$535,820	$563,002	$961,411	$3,005,980
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.00%
Ratio of net investment loss to average net assets	(0.55%)	(0.64%)	(0.52%)	(0.61%)	(0.63%)
Portfolio turnover rate	57%	49%	45%	41%	17%

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Board of Trustees approved the elimination of redemption fees on shares of the Funds.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The investment objective of the Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital. The investment objective of the Buffalo Flexible Income Fund is high current income, with long-term growth of capital as a secondary objective. The investment objectives of the Buffalo Dividend Focus Fund and Buffalo High Yield Fund are current income, with long-term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the net asset value ("NAV") has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2019, none of the Funds held fair valued securities. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange ("NYSE"). As of March 31, 2019, the Buffalo International Fund held 59 fair valued securities, with a market value of $223,459,837 or 65.55% of total net assets.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds' investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds' corporate bond valuation policies.

In accordance with FASB ASC 820, Fair Value Measurements ("ASC 820"), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management, Inc. ("Advisor" or "KCM"), along with any other relevant factors in the calculation of an investment's fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 8 — Foreign Investment Risk.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of March 31, 2019. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,650,511,138	$—	$—	$1,650,511,138
REITS	48,308,697	—	—	48,308,697
Short Term Investment	75,716,247	—	—	75,716,247
Total*	$1,774,536,082	$—	$—	$1,774,536,082

BUFFALO DIVIDEND FOCUS FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$51,624,806	$—	$—	$51,624,806
REITS	1,129,068	—	—	1,129,068
Convertible Bonds	—	3,643,407	—	3,643,407
Short Term Investment	1,902,889	—	—	1,902,889
Total*	$54,656,763	$3,643,407	$—	$58,300,170

BUFFALO EMERGING OPPORTUNIES FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$71,448,441	$—	$—	$71,448,441
REIT	2,078,031	—	—	2,078,031
Short Term Investments	10,540,346	—	—	10,540,346
Total*	$84,066,818	$—	$—	$84,066,818

BUFFALO FLEXIBLE INCOME FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$525,887,549	$—	$—	$525,887,549
REITS	15,550,400	—	—	15,550,400
Convertible Bonds	—	9,733,965	—	9,733,965
Corporate Bonds	—	15,033,738	—	15,033,738
Short Term Investment	46,280,475	—	—	46,280,475
Total*	$587,718,424	$24,767,703	$—	$612,486,127
Written Options	$443,700	$6,465	$—	$450,165

BUFFALO GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$167,145,654	$—	$—	$167,145,654
REITS	5,007,314	—	—	5,007,314
Short Term Investment	2,687,958	—	—	2,687,958
Total*	$174,840,926	$—	$—	$174,840,926

BUFFALO HIGH YIELD FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,365,039	$—	$—	$1,365,039
REIT	1,184,800	—	—	1,184,800
Convertible Bonds	—	19,271,374	—	19,271,374
Corporate Bonds	—	122,982,608	—	122,982,608
Bank Loans	—	32,770,474	—	32,770,474
Short Term Investment	11,370,875	—	—	11,370,875
Total*	$13,920,714	$175,024,456	$—	$188,945,170

BUFFALO INTERNATIONAL FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$84,563,012	$223,459,837	$—	$308,022,849
Short Term Investment	29,418,197	—	—	29,418,197
Total*	$113,981,209	$223,459,837	$—	$337,441,046

BUFFALO LARGE CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$64,051,600	$—	$—	$64,051,600
REIT	1,726,993	—	—	1,726,993
Short Term Investment	3,168,332	—	—	3,168,332
Total*	$68,946,925	$—	$—	$68,946,925

BUFFALO MID CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$131,084,503	$—	$—	$131,084,503
REIT	2,605,217	—	—	2,605,217
Short Term Investment	1,938,612	—	—	1,938,612
Total*	$135,628,332	$—	$—	$135,628,332

BUFFALO SMALL CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$473,021,252	$—	$—	$473,021,252
REITS	16,074,037	—		16,074,037
Short Term Investment	24,918,730	—	—	24,918,730
Total*	$514,014,019	$—	$—	$514,014,019

*  Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The following is a reconciliation of the Buffalo High Yield Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2019:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended March 31, 2019
Fair Value as of 3/31/2018	$260,625
Total unrealized losses included in earnings	(2,187)
Transfer out of Level 3	(258,438)
Fair Value as of 3/31/2019	$—
The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	(2,187)

The Level 3 amount from March 31, 2018 consisted of one corporate bond security that was fair valued in good faith, using significant unobservable inputs, by the Valuation Committee. The transfer out of Level 3 of this security was due to the security being priced by the pricing vendor when it resumed trading.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2019, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2016 through March 31, 2019. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles ("GAAP"). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund's maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Funds did not hold any written put options as of March 31, 2019.

The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds' fair valuation guidelines.

The Funds may use options with the objective to generate income as a non-principal investment strategy. Currently, the Buffalo Flexible Income Fund makes use of the options strategy to a greater extent than the other Funds because high income generation is a primary investment objective of the Buffalo Flexible Income Fund. The primary strategy used by Buffalo Flexible Income Fund to achieve income generation through the use of options is to write covered calls with the strike price above the cost basis and the value the portfolio managers believe will be achieved before the expiration of the option and also at a value that the portfolio managers are willing to sell if the option is exercised. The collected premiums generate income for the Fund, and if the option is exercised, a gain will also be achieved. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 7 for written option activity.

H. INDEMNIFICATIONS — Under the Funds' organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. RECENT ACCOUNTING PRONOUNCEMENTS — In August 2018, the U.S. Securities and Exchange Commission approved amendments to eliminate, update or modify certain disclosure requirements required of registered investment companies. In part, these amendments amend Regulation S-X and require presentation of distributable earnings on the Statement of Assets and Liabilities in total rather than disclosing the three components of distributable earnings (undistributed net investment income, undistributed realized gain and net unrealized appreciation (depreciation) on investments). An additional amendment to Regulation S-X amends the requirement to state separately on the Statement of Changes in Net Assets distributions to shareholders from net investment income, net realized gain and other sources and instead disclose distributions to shareholders in total, except for return of capital, which should be disclosed separately. These updates have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. These updates have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations. The Funds adopted the removed and modified disclosures in the Funds' financial statements and have elected to delay the adoption of additional disclosures until their effective date.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the year ended March 31, 2019 and the year ended March 31, 2018 were as follows:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Buffalo Discovery Fund	$12,334,576	$97,779,261	$36,141,376	$38,060,445
Buffalo Dividend Focus Fund	959,250	1,757,501	1,316,597	—
Buffalo Emerging Opportunities Fund	2,389,211	7,100,676	7,657,329	7,532,697
Buffalo Flexible Income Fund	17,960,609	17,918,207	17,863,622	23,434,444
Buffalo Growth Fund	273,363	43,956,280	3,028,666	35,071,719
Buffalo High Yield Fund	9,788,238	606,356	10,466,122	748,909
Buffalo International Fund	1,570,569	4,985,000	746,268	168,412
Buffalo Large Cap Fund	722,703	2,697,412	1,516,935	2,154,766
Buffalo Mid Cap Fund	—	5,175,731	8,773,432	28,270,857
Buffalo Small Cap Fund	2,587,277	100,780,974	12,080,010	122,413,436

For tax purposes, distributions from short-term capital gain distributions are included in ordinary distributions.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2019, the following table shows the reclassifications made:

	Distributable Earnings	Paid In Capital
Buffalo Discovery Fund	$(19,368,178)	$19,368,178
Buffalo Dividend Focus Fund	(77,159)	77,159
Buffalo Emerging Opportunities Fund	(290,560)	290,560
Buffalo Flexible Income Fund	(2,506,778)	2,506,778
Buffalo Growth Fund	(6,901,967)	6,901,967

	Distributable Earnings	Paid In Capital
Buffalo High Yield Fund	$(108,027)	$108,027
Buffalo International Fund	(470,235)	470,235
Buffalo Large Cap Fund	(527,830)	527,830
Buffalo Mid Cap Fund	(508,897)	508,897
Buffalo Small Cap Fund	(18,410,946)	18,410,946

The permanent differences primarily relate to net operating losses and utilization of earnings and profit distributions to shareholders on redemption of shares.

As of March 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Tax cost of Investments(a)	$1,347,122,293	$42,285,426	$68,896,547	$429,452,867	$103,548,075
Unrealized Appreciation	450,383,701	17,617,645	22,674,219	213,354,734	75,093,411
Unrealized Depreciation	(22,969,912)	(1,602,901)	(7,503,948)	(30,771,639)	(3,800,560)
Net unrealized appreciation	427,413,789	16,014,744	15,170,271	182,583,095	71,292,851
Undistributed Ordinary Income	—	58,078	—	287,327	252,448
Undistributed Long Term Capital Gain	22,359,333	—	—	1,104,919	5,380,245
Distributable earnings	22,359,333	58,078	—	1,392,246	5,632,693
Other accumulated gain/(loss)	(1,187,654)	(327,844)	(376,597)	(14,632)	(56,022)
Total accumulated gain/(loss)	448,585,468	15,744,978	14,793,674	183,960,709	76,869,522
	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Tax cost of Investments(a)	$186,179,408	$263,344,979	$44,711,738	$86,344,886	$401,483,132
Unrealized Appreciation	5,845,498	84,911,988	25,698,230	51,511,454	141,359,171
Unrealized Depreciation	(3,079,736)	(10,815,921)	(1,463,043)	(2,228,008)	(28,828,284)
Net unrealized appreciation	2,765,762	74,096,067	24,235,187	49,283,446	112,530,887
Undistributed Ordinary Income	327,308	176,778	657,900	—	—
Undistributed Long Term Capital Gain	—	—	543,771	4,208,605	24,339,176
Distributable earnings	327,308	176,778	1,201,671	4,208,605	24,339,176
Other accumulated gain/(loss)	(729,806)	(1,102,239)	—	(188,044)	(2,595,647)
Total accumulated gain/(loss)	2,363,264	73,170,606	25,436,858	53,304,007	134,274,416

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of qualified late year losses, mark to market on unsettled dividends, and/or straddle loss deferrals.

(a)  Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

As of March 31, 2019, the Buffalo Funds had no capital loss carryovers available to offset future taxable gains.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, March 31, 2019. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, March 31, 2019.

At March 31, 2019, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary and capital losses, as follows:

	Qualified Late Year Ordinary Losses	Qualified Late Year Capital Losses
Buffalo Discovery Fund	$1,187,654	$—
Buffalo Dividend Focus Fund	—	327,844
Buffalo Emerging Opportunities Fund	224,225	152,372
Buffalo Growth Fund	—	56,022
Buffalo High Yield Fund	—	729,806
Buffalo International Fund	—	1,156,223
Buffalo Mid Cap Fund	188,044	—
Buffalo Small Cap Fund	717,457	1,878,190

For the year ended March 31, 2019, the Buffalo International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

BUFFALO INTERNATIONAL FUND

Country	Gross Dividend	Taxes Withheld
Belgium	$73,129	$10,487
Bermuda	94,389	—
Brazil	34,658	3,404
Canada	72,707	10,906
Cayman Islands	2,952	—
Finland	49,105	7,366
France	728,779	305,949
Germany	1,472,576	209,607
Hong Kong	68,602	4,556
India	17,420	—
Ireland	168,476	—
Italy	40,597	6,090
Japan	262,836	26,284
Mexico	13,176	1,318
Netherlands	348,316	52,247
Norway	142,677	27,407
South Korea	47,579	7,851
Spain	154,439	22,116
Sweden	6,337	951
Switzerland	578,226	45,748
Taiwan	211,454	44,405
United Kingdom	576,367	—
United States	57,236	—
	$5,222,033	$786,692

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to KCM at the rate of 1.00% per annum of the average daily net asset values of the Funds, except for the Buffalo Emerging Opportunities Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.45%, 0.90%, 0.90% and 0.90%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global

Fund Services ("GFS"), KCM pays GFS a fee of 30/100 of 1% (0.30%) of each Funds' average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where GFS receives 25/100 of 1% (0.25%). GFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of GFS.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of one percent (1.00%) of the Buffalo Small Cap Fund's average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to GFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to GFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS

	(As a % Of Average Daily Net Assets)
Asset Level	Management Fee	GFS Fee
Assets up to $6 billion	1.00%	0.300%
Assets over $6 billion up to $7 billion	0.95%	0.275%
Assets over $7 billion up to $8 billion	0.90%	0.250%
Assets over $8 billion up to $9 billion	0.85%	0.225%
Assets over $9 billion	0.80%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds' shares for sale in any jurisdiction. Certain officers of the Funds are also officers and/or directors of KCM.

The Buffalo International Fund incurred $79,658 in custody fees during the period ended March 31, 2019, and owed $11,547 for custody fees as of March 31, 2019.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. GFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Board for the period ended March 31, 2019 was $183,000. Interested trustees who are affiliated with KCM do not receive any compensation from the Funds, but are compensated directly by KCM in connection with their employment with KCM.

5. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2019, were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Purchases	$1,379,540,988	$11,207,344	$31,627,998	$41,076,366	$28,880,551
Proceeds from Sales	$1,636,367,513	$11,932,589	$44,614,012	$190,985,396	$81,522,432
	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Purchases	$44,263,124	$96,485,448	$6,756,602	$50,891,801	$295,590,451
Proceeds from Sales	$82,607,714	$42,706,736	$14,920,076	$81,137,548	$399,137,232

There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended March 31, 2019.

6. TRANSACTIONS WITH AFFILIATES:

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Funds during the period ended March 31, 2019.

7. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Flexible Income Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the year ended March 31, 2019. For the year ended March 31, 2019, the quarterly average gross notional amount of derivatives held by the Fund was $28,335,644, representing holdings in written options. The Fund utilizes these written options as a substitute for a comparable market position in the respective underlying security of the written options.

As of March 31, 2019, the Buffalo Flexible Income Fund was invested in written option contracts.

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Value
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$450,165

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Funds as of March 31, 2019:

Derivative Investment Type	Realized Gain (Loss) on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$1,369,324
Derivative Investment Type	Change in Unrealized Appreciation/Depreciation on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$15,727

The following tables present derivative assets and liabilities net of amounts available for offset under Master Netting Agreements (MNA) and net of related collateral received or pledged, if any, as of March 31, 2019:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES AND SUBJECT TO MNAs

	Gross	Gross Amounts Offset In The	Net Amounts Presented In	Gross Amounts Not Offset In The Statement Of Financial Position
Liabilities:	Amounts Of Recognized Liabilities	Statement Of Financial Position	The Statement Of Financial Position	Financial Instruments	Collateral Pledged/ Received	Net Amount
Description
Written Options	$450,165	$—	$450,165	$450,165	$450,165	$—
	$450,165	$—	$450,165	$450,165	$450,165	$—

8. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo International Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

9. LINE OF CREDIT:

U.S. Bank, N.A. has made available to the Funds an unsecured line of credit pursuant to a Loan Agreement for the Funds which matures, unless renewed, on July 30, 2020. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds may borrow up to the lesser of $50,000,000 or certain percentage amounts based on the net assets of the Funds.

The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate. During the year ended March 31, 2019, the Funds did not borrow from the line of credit.

10. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after March 31, 2019 and through the date the financial statements were issued and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Buffalo Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Buffalo Funds (the Trust) (comprising the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund (collectively referred to as the "Funds")), including the schedules of investments, as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Buffalo Funds at March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Buffalo Funds since 1994.

Kansas City, Missouri
May 23, 2019

NOTICE TO SHAREHOLDERS (UNAUDITED)

MARCH 31, 2019

TAX INFORMATION

For the fiscal year ended March 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Discovery Fund	46.05%
Buffalo Dividend Focus Fund	100.00%
Buffalo Emerging Opportunities Fund	8.09%
Buffalo Flexible Income Fund	100.00%
Buffalo Growth Fund	100.00%
Buffalo High Yield Fund	1.14%
Buffalo International Fund	100.00%
Buffalo Large Cap Fund	85.39%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	58.03%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2019 was as follows (unaudited):

Buffalo Discovery Fund	21.09%
Buffalo Dividend Focus Fund	100.00%
Buffalo Emerging Opportunities Fund	8.09%
Buffalo Flexible Income Fund	82.86%
Buffalo Growth Fund	100.00%
Buffalo High Yield Fund	1.14%
Buffalo International Fund	1.35%
Buffalo Large Cap Fund	83.44%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	58.03%

FOREIGN SHAREHOLDERS: The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the year ended March 31, 2019 was as follows (unaudited):

Buffalo Discovery Fund	0.00%
Buffalo Dividend Focus Fund	4.79%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	11.01%
Buffalo Growth Fund	5.08%
Buffalo High Yield Fund	98.46%
Buffalo International Fund	8.93%
Buffalo Large Cap Fund	0.15%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

FOREIGN SHAREHOLDERS: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2019 was as follows (unaudited).

Buffalo Discovery Fund	100.00%
Buffalo Dividend Focus Fund	7.87%
Buffalo Emerging Opportunities Fund	100.00%
Buffalo Flexible Income Fund	6.39%
Buffalo Growth Fund	82.98%
Buffalo High Yield Fund	0.00%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	67.60%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	100.00%

(Unaudited)

With respect to the taxable year ended March 31, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gains of such year:

Funds	From Long-Term Capital Gains, Subject to the 15% Rate Gains Category:	From Long-Term Capital Gains, Using Proceeds from Shareholder Redemptions:
Buffalo Discovery Fund	$97,779,261	$22,303,983
Buffalo Dividend Focus Fund	1,757,501	67,961
Buffalo Emerging Opportunities Fund	7,100,676	290,560
Buffalo Flexible Income Fund	17,918,207	2,506,778
Buffalo Growth Fund	43,956,280	6,901,967
Buffalo High Yield Fund	606,356	107,961
Buffalo International Fund	4,985,000	306,631
Buffalo Large Cap Fund	2,697,412	527,830
Buffalo Mid Cap Fund	5,175,731	764,351
Buffalo Small Cap Fund	100,780,974	18,410,946

(Unaudited)

Trustees and Officers of the Funds

The management and affairs for the Funds are supervised by the Board of Trustees ("Trustees") under the laws of the State of Delaware. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Funds' Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-49-BUFFALO.

Name, Age and Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES(1)
Clay E. Brethour 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1969	Trustee President and Treasurer	Indefinite term and served since August 2013. One year term and served since September 2014.	Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 2000-present.	10	None
INDEPENDENT TRUSTEES
Philip J. Kennedy 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1945	Trustee	Indefinite term and served since May 1995.	Business Consultant and C.P.A.	10	None
Rachel F. Lupardus 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1972	Trustee	Indefinite term and served since October 2015.	Chief Operating Officer/Chief Financial Officer, Trozzolo Communications Group (marketing communications agency), 2015-present; Chief Financial Officer, Customer Engagement, KBM Group LLC (marketing services company) 2014-2015.	10	None
Jeffrey D. Yowell 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1967	Chairman Trustee	One year term and served since December 2017. Indefinite term and served since October 2015.	President and Owner, Getter Farms, LLC (agriculture and farm-related operations), 2007-present.	10	None
OFFICERS
Fred Coats 5420 West 61st Place Shawnee Mission, KS 66205 Year of Birth: 1965	Chief Compliance Officer	Indefinite term and served since May 2015.	Chief Compliance Officer, Kornitzer Capital Management, Inc. (management company) May 2015-present; Private Practice Attorney May 1993-present.	N/A	None
Rachel Spearo 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1979	Secretary	One year term and served since November 2017.	Vice President, U.S. Bank Global Fund Services, LLC 2004-present.	N/A	N/A

1  Mr. Brethour is deemed to be an interested person of the Funds as that term is defined in the 1940 Act, by virtue of the fact that he is a board member and an employee of the Advisor.

(Unaudited)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Trust files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and as an exhibit to its reports on Form N-PORT (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-PORT on the SEC's website at http://www.sec.gov.

(Unaudited)

APPROVAL OF INVESTMENT
ADVISORY CONTRACTS

The Board of Trustees (the "Trustees") of Buffalo Funds, a Delaware statutory trust, on behalf of its series, Buffalo Flexible Income Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo Growth Fund, Buffalo Discovery Fund, Buffalo Mid Cap Fund, Buffalo Emerging Opportunities Fund, Buffalo International Fund and Buffalo Dividend Focus Fund (all such funds referred to collectively as the "Funds") met in person on November 15, 2018, to consider the renewal of the Amended and Restated Management Agreements (the "Agreements") between the Trust, on behalf of the Funds, and Kornitzer Capital Management, Inc., the Funds' investment adviser (the "Adviser" or "KCM"). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreements. The materials provided contained information with respect to the factors enumerated below, including the Agreements, a memorandum prepared by the Trustees' independent legal counsel discussing in detail the Trustees' fiduciary obligations and the factors they should assess in considering the approval of the Agreements, detailed comparative information relating to the advisory fees, overall expenses and performance of the Funds, due diligence materials relating to the Adviser (including the Adviser's Form ADV, information regarding key personnel, information relating to the Adviser's and the Funds' compliance programs, including risk management, and the Code of Ethics), information that the Adviser regularly provides to the Trustees in connection with reports on its activities and the activities of the Funds at the Trustees' periodic Board meetings, and other pertinent information. In addition, the Independent Trustees, as defined below, met with their independent counsel on November 7, 2018 and immediately prior to the Board meeting held on November 15, 2018, to review and discuss the information provided to them and their duties and responsibilities in connection with the renewal of the Agreements. Based on their evaluation of information provided by the Adviser, in conjunction with the Funds' other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees")), approved the renewal of the Agreements for an additional term of one year ending November 30, 2019.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreements between the Trust, on behalf of the Funds, and the Adviser, the

Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Funds

The Trustees considered the nature, extent and quality of services provided by KCM to the Funds and the amount of time devoted to the Funds' affairs by KCM's staff. The Trustees considered KCM's specific responsibilities in all aspects of day-to-day management of the Funds, including the investment strategies implemented by KCM, as well as the qualifications, experience and responsibilities of the Funds' portfolio managers and other key personnel at KCM involved in the day-to-day activities of the Funds. In executive session and the separate meeting of the Independent Trustees on November 7, 2018, the Independent Trustees reviewed information provided by KCM in response to the Board's 15(c) Request for Information, including the structure of KCM's compliance program and KCM's continuing commitment to the growth of the Funds' assets. The Trustees noted during the course of the prior year they had met with representatives of KCM in person to discuss the Funds' performance and outlook, along with the marketing and compliance efforts made by KCM throughout the year. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of KCM, and the lack of both significant shareholder complaints and financial statement issues. The Trustees discussed KCM's handling of compliance matters, including the quarterly and annual reports of the Trust's chief compliance officer to the Trustees on the effectiveness of KCM's compliance program. The Trustees concluded that KCM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Management Agreements and that the nature, overall quality and extent of the management services provided to the Funds, as well as KCM's compliance program, were satisfactory.

2. Investment Performance of the Funds and the Adviser

In assessing the quality of the portfolio management services delivered by KCM, the Trustees compared the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to a benchmark index and in comparison to a peer group as constructed using data from Morningstar, Inc. (each a "Morningstar Peer Group").

(Unaudited)

Buffalo Discovery Fund. The Trustees noted the Buffalo Discovery Fund's performance for the three-year, five-year and ten-year periods ended June 30, 2018 was above the median for the Morningstar Peer Group of U.S. open-end mid cap growth funds, falling within the first quartile of the Morningstar Peer Group for the five-year and ten-year periods, and the second quartile of the Morningstar Peer Group for the three-year period. The Trustees also noted the Buffalo Discovery Fund's performance for the year-to-date and one-year periods was below the median for the Morningstar Peer Group, falling into the third quartile for both periods. The Trustees further noted for the one-year, and three-year periods ended September 30, 2018 the Buffalo Discovery Fund underperformed the Morningstar US Mid Growth Total Return Index, the Russell Midcap Growth Index and the Lipper Multi Cap Growth Funds Index. The Trustees also noted for the five-year, ten-year and since inception periods ended September 30, 2018, the Buffalo Discovery Fund outperformed the Morningstar US Mid Growth Total Return Index, the Russell Midcap Growth Index and the Lipper Multi Cap Growth Funds Index for all periods, with the exception that the Fund had underperformed the Lipper Multi Cap Growth Funds Index for the five-year period. The Trustees also compared the performance of the Buffalo Discovery Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund and noted for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Dividend Focus Fund. The Trustees noted the Buffalo Dividend Focus Fund's performance for the five-year period ended June 30, 2018 was above the median for the Morningstar Peer Group of U.S. open-end large blend category funds, falling within the first quartile. The Trustees further noted the Buffalo Dividend Focus Fund's performance for the year-to-date, one-year and three-year periods ended June 30, 2018 was below the median for the Morningstar Peer Group, falling into the third quartile for each period. The Trustees further noted for the one-year, three-year, five-year and since inception periods ended September 30, 2018, the Buffalo Dividend Focus Fund outperformed the Lipper Equity Income Funds Index but had underperformed the Morningstar US Large-Mid TR Index and the S&P 500 Index for the one-year, three-year, five-year and since inception periods ended September 30, 2018.

Buffalo Emerging Opportunities Fund. The Trustees noted the Buffalo Emerging Opportunities Fund's performance for the year-to-date and ten-year periods ended June 30, 2018 was above the median for the Morningstar Peer Group of U.S. open-end small growth funds, falling into the second quartile for the year-to-date period and at the top of the first quartile for the ten-year period. The Trustees further noted the Buffalo Emerging Opportunities Fund's performance for the three-year period ended June 30, 2018 was only slightly below the median for the Morningstar Peer Group, falling in the third quartile of the Morningstar Peer Group. The Trustees further noted for the three-year and ten-year periods ended September 30, 2018, the Buffalo Emerging Opportunities Fund outperformed the Lipper Small Cap Growth Funds Index, the Russell 2000 Growth Total Return Index and the Morningstar US Small Growth Index but had underperformed the same indexes for the one-year, five-year and since inception periods ended September 30, 2018.

Buffalo Flexible Income Fund. The Trustees noted the Buffalo Flexible Income Fund's performance for the one-year period ended June 30, 2018 was above the median for the Morningstar Peer Group of U.S. open-end allocation 70-85% equity funds, falling within the first quartile of the Morningstar Peer Group. The Trustees further noted the Buffalo Flexible Income Fund's performance was below the Morningstar Peer Group median for the year-to-date, three-year, five-year and ten-year periods ended June 30, 2018, falling within the third quartile for the year-to-date, one-year and five-year periods, and falling within the fourth quartile for the ten-year period. The Trustees further noted for the one-year, three-year, five-year, ten-year, fifteen-year and since inception periods ended September 30, 2018, the Buffalo Flexible Income Fund outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Index but had underperformed a blended index of 60% S&P 500 Index and 40% ICE BofAML U.S. High Yield Index, for all periods ended September 30, 2018.

Buffalo Growth Fund. The Trustees noted the Buffalo Growth Fund's performance for the three-year and five-year periods ended June 30, 2018 was below the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the third quartile of the Morningstar Peer Group for both periods. The Trustees further noted for the year-to-date, one-year and ten-year periods ended June 30, 2018, the Buffalo Growth Fund's performance was above that of the Morningstar Peer Group median, falling within the second quartile of the Morningstar Peer Group for the one-year period, and within the first quartile for the year-to-date and ten-year periods. The Trustees further noted: for the one-year, three-year, five-year, and ten-year periods ended September 30, 2018 the Buffalo Growth Fund had underperformed the Morningstar US Growth Index, but

(Unaudited)

had outperformed the same index for the fifteen year period ended September 30, 2018; for the three-year, five-year and ten-year periods ended September 30, 2018, the Buffalo Growth Fund had underperformed the Lipper Large Cap Growth Funds Index, but had outperformed the same index for the one-year, fifteen year and since inception periods ended September 30, 2018; and for the since inception period ended September 30, 2018 the Buffalo Growth Fund had outperformed the Russell 1000 Growth Index, but had underperformed the same index for the one-year, three-year, five-year, ten-year and fifteen year periods. The Trustees also compared the performance of the Buffalo Growth Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund and noted for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo High Yield Fund. The Trustees noted the Buffalo High Yield Fund's performance for the year-to-date period ended June 30, 2018 was above the median for the Morningstar Peer Group of U.S. open-end high yield bond funds, falling within the second quartile of the Morningstar Peer Group, and was generally in line with the Morningstar Peer Group for the 10-year period ended June 30, 2018, falling within the third quartile. The Trustees further noted the Buffalo High Yield Fund's performance for the one-year, three-year and five-year periods ended June 30, 2018 was below the median for the Morningstar Peer Group, falling within the third quartile of the Morningstar Peer Group for the one-year and five-year periods, and within the fourth quartile for the three-year period. The Trustees further noted for the since inception period ended September 30, 2018, the Buffalo High Yield Fund outperformed the Lipper High Yield Bond Funds Index, but had underperformed the Index for all other periods, and had also underperformed the ICE BofA Merrill Lynch High Yield Index and the ICE BofA Merrill Lynch High Yield Master Index for all periods ended September 30, 2018. However, the Trustees noted that the Adviser explained that the credit quality of the securities held in the Buffalo High Yield Fund tends to be higher than more traditional high yield funds.

Buffalo International Fund. The Trustees noted the Buffalo International Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods June 30, 2018 was above the median for the Morningstar Peer Group of U.S. open-end foreign large growth funds, noting the Fund's performance was at the top of the first quartile for the three-year period, within the first quartile for the year-to-date, five-year and ten-year periods, and within the second quartile for the one-year period. The

Trustees further noted for the one-year, three-year, five-year, ten-year and since-inception periods ended September 30, 2018, the Buffalo International Fund outperformed the Russell Global ex US Index, the Lipper International Funds Index and the Morningstar Global Markets ex-US Index. The Trustees also compared the performance of the Buffalo International Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund and noted for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Large Cap Fund. The Trustees noted the Buffalo Large Cap Fund's performance for the three-year, five-year and ten-year periods ended June 30, 2018 was above the median for the Morningstar Peer Group of U.S. open-end large growth funds, noting the Fund's performance fell within the first quartile for the ten-year period, and within the second quartile for the three-year and five-year periods. The Trustees further noted the Buffalo Large Cap Fund's performance for the year-to-date and one-year periods ended June 30, 2018 was below the Morningstar Peer Group median, falling within the third quartile for the year-to-date period and within the fourth quartile for the one-year period. The Trustees further noted for the five-year, ten-year and since-inception periods ended September 30, 2018, the Buffalo Large Cap Fund outperformed the Lipper Large Cap Growth Funds Index, and that the Buffalo Large Cap Fund had also outperformed the Russell 1000 Growth Index for the since inception period ended September 30, 2018. The Trustees noted the Buffalo Large Cap Fund had underperformed the Lipper Large Cap Growth Funds Index and Russell 1000 Growth Index for the one-year, three-year and fifteen-year periods ended September 30, 2018, and had also underperformed the Russell 1000 Growth Total Return Index for the five-year and ten-year periods ended September 30, 2018. The Trustees also compared the performance of the Buffalo Large Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund and noted for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Mid Cap Fund. The Trustees noted the Buffalo Mid Cap Fund's performance for the year-to-date period ended June 30, 2018 was above the median for the Morningstar Peer Group of U.S. open-end mid-cap growth funds, falling within the second quartile, and for the one-year, three-year, five-year and ten-year periods ended June 30, 2018 was below the median, falling within the fourth quartile for all periods, except the ten-year period where the Buffalo Mid Cap Fund fell in the third quartile. The Trustees also

(Unaudited)

noted the Buffalo Mid Cap Fund underperformed the Lipper Mid Cap Growth Funds Index, the Morningstar US Mid Growth Index and the Russell Midcap Growth Index for all periods ended September 30, 2018. The Trustees also compared the performance of the Buffalo Mid Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund and noted for all periods the performance of the Fund was comparable to that of the other accounts. The Trustees noted they continued to review the Buffalo Mid Cap Fund's performance each quarter.

Buffalo Small Cap Fund. The Trustees noted the Buffalo Small Cap Fund's performance for the year-to-date, one-year, three-year and ten-year periods ended June 30, 2018 was above the median of the Morningstar Peer Group of U.S. open-end small growth funds, falling within the first quartile of the Morningstar Peer Group for the year-to-date and three-year periods, and within the second quartile for the one-year and ten-year periods. The Trustees further noted the Buffalo Small Cap Fund's performance for the five-year period ended June 30, 2018 was below the median for the Morningstar Peer Group, falling within the fourth quartile. The Trustees further noted for the one-year, three-year, fifteen-year and since inception periods ended September 30, 2018, the Buffalo Small Cap Fund outperformed the Russell 2000 Growth Index, the Lipper Small Cap Growth Funds Index, and the Morningstar US Small Growth Index.

The Trustees also compared the performance of the Buffalo Small Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund and noted for all periods the performance of the Fund was comparable to that of the other accounts.

After considering all of the information including specific responses regarding Fund performance, including KCM's efforts to improve performance of underperforming Funds, the Trustees concluded that the performance obtained by KCM for the Funds was satisfactory under current market conditions and in light of each Fund's investment objective, strategies and policies. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from KCM's continued management.

3. Costs of Services Provided, and Profits Realized by KCM

The Trustees considered the cost of services and the structure of KCM's fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed related statistical information, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group.

The Trustees also considered the overall profitability of the Funds to KCM and examined the level of profits that could be expected to accrue to KCM from the fees payable under the Management Agreements, as well as the Funds' brokerage commissions and use of soft dollars by KCM. The Trustees also considered the profitability of each Fund before and after any distribution costs borne by KCM. These considerations were based on materials requested by the Trustees specifically for the meeting, as well as the presentations made by KCM over the course of the year.

In reviewing the Morningstar 15(c) materials, the Board noted the Buffalo Funds operate under a unitary fee structure whereby many of the Funds' ordinary operating expenses are paid by KCM out of its advisory fee rather than paid directly by the Funds. The Board noted the difficulty of comparing the Buffalo Funds' to non-unitary fee funds and observed that the advisory fee comparison in the Board materials which used the management fee excluding the fees paid by KCM to U.S. Bancorp Fund Services, LLC under a master servicing agreement, and referred to below as the net management fee, was the most appropriate. The Board also noted the net expense ratio used in the Morningstar comparative data excludes any 12b-1 fees imposed by other funds.

Buffalo Discovery Fund. The Trustees noted the Buffalo Discovery Fund's net management fee of 0.70% fell within the second quartile and was above the Morningstar Peer Group average of 0.69% and below the Morningstar Peer Group median of 0.71%. The Trustees further noted the net expense ratio of 1.01% for the Buffalo Discovery Fund fell in the third quartile, above the Morningstar Peer Group average of 0.89%, which fell in the upper second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Discovery Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Dividend Focus Fund. The Trustees noted the Buffalo Dividend Focus Fund's net management fee of 0.65% was slightly above the Morningstar Peer Group median and average of 0.64%. The Trustees further noted the net expense ratio of 0.94% for the Buffalo Dividend Focus Fund fell into the third quartile, above the Morningstar Peer Group average of 0.88%, which fell into

(Unaudited)

the second quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit before distribution costs, was not excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Emerging Opportunities Fund. The Trustees noted the Buffalo Emerging Opportunities Fund's net management fee of 1.15% was the highest in its Morningstar Peer Group, above the Peer Group average of 0.82% and median of 0.83%. The Trustees further noted the net expense ratio of 1.48% for the Buffalo Emerging Opportunities Fund fell within the fourth quartile, above the Morningstar Peer Group average and median of 1.01%, which fell between the second and third quartiles. The Trustees noted that based on information provided by KCM, the Emerging Opportunities Fund would more closely align with a micro-cap category, but Morningstar does not have such a category and is therefore included in the small growth category. Based on a profitability analysis prepared by KCM, the Trustees concluded that while KCM was not realizing profits in connection with its management of the Emerging Opportunities Fund, KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Buffalo Flexible Income Fund. The Trustees noted the Buffalo Flexible Income Fund's net management fee of 0.70% fell within the third quartile and was above the Morningstar Peer Group average of 0.64% and median of 0.60%. The Trustees further noted the net expense ratio of 1.01% for the Buffalo Flexible Income Fund fell within the third quartile, above the Morningstar Peer Group average of 0.83%, which also fell within the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that while KCM was realizing profits before distribution costs in connection with its management of the Flexible Income Fund, the Fund was not profitable to KCM after such costs, but KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Buffalo Growth Fund. The Trustees noted the Buffalo Growth Fund's net management fee of 0.65% fell within the second quartile, below the Morningstar Peer Group average of 0.68% and median of 0.70%. The Trustees further noted the net expense ratio of 0.91% for the Buffalo Growth Fund fell within the third quartile, above the Morningstar Peer Group average of 0.86%, which fell into the second quartile and the median of 0.88% which fell between the second and third quartiles. Based on a profitability analysis prepared by KCM, the Trustees concluded that while KCM was realizing profits before distribution costs in connection with its management of the Buffalo Growth Fund, the Fund was not profitable to KCM after such costs, but KCM maintained adequate profit levels to support its services to the Fund from the revenue of its overall investment advisory business.

Buffalo High Yield Fund. The Trustees noted the Buffalo High Yield Fund's net management fee of 0.70% fell within the third quartile, above the Morningstar Peer Group average of 0.63% and median of 0.65%. The Trustees further noted the net expense ratio of 1.02% for the Buffalo High Yield Fund fell within the fourth quartile, above the Morningstar Peer Group average of 0.85%, which fell within the third quartile. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the High Yield Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo International Fund. The Trustees noted the Buffalo International Fund's net management fee of 0.70% fell in the first quartile, below the Morningstar Peer Group average and median of 0.82%. The Trustees further noted the net expense ratio of 1.04% for the Buffalo International Fund fell within the third quartile, above the Morningstar Peer Group average of 0.96%, which fell within the second quartile and slightly above the Morningstar Peer Group median of 1.00% which fell between the second and third quartiles. Based on a profitability analysis prepared by KCM, the Trustees concluded that while KCM was not realizing profits in connection with its management of the International Fund, KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Buffalo Large Cap Fund. The Trustees noted the Buffalo Large Cap Fund's net management fee of 0.65% fell into the second quartile, below the Morningstar Peer Group average and median of 0.70%. The Trustees further noted the net expense ratio of 0.93% for the Buffalo Large Cap Fund fell within the second quartile, below the Morningstar Peer Group average and median of 0.96%, which fell between the second and third quartiles. Based on a profitability analysis prepared by KCM, the Trustees concluded that while KCM was not realizing profits in connection with its management of the Large Cap Fund, KCM maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

(Unaudited)

Buffalo Mid Cap Fund. The Trustees noted the Buffalo Mid Cap Fund's net management fee of 0.70% fell within the first quartile, below the Morningstar Peer Group average of 0.77% and median of 0.75%. The Trustees further noted the net expense ratio of 1.02% for the Buffalo Mid Cap Fund fell in the third quartile, above the Morningstar Peer Group average of 0.99%, which fell within the second quartile and slightly above the Morningstar Peer Group median of 1.005%, which fell between the second and third quartiles. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Mid Cap Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

Buffalo Small Cap Fund. The Trustees noted the Buffalo Small Cap Fund's net management fee of 0.70% fell within the first quartile and was below the Morningstar Peer Group average and median of 0.80%. The Trustees further noted the net expense ratio of 1.01% for the Buffalo Small Cap Fund fell between the second and third quartiles and was equivalent to the Morningstar Peer Group median and below the Morningstar Peer Group average of 1.05%, which fell within the third quartile. The Trustees further noted the annual management fee is subject to reduced fees paid on assets in excess of certain levels. Based on a profitability analysis prepared by KCM, the Trustees concluded that KCM's profit from sponsoring the Small Cap Fund had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support its services to the Fund.

The Trustees concluded that each Fund's expenses and the management fees paid to KCM were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded that KCM's profit from sponsoring the Funds had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support the services to the Funds.

4. Extent of Economies of Scale as the Funds Grow

The Trustees compared each Fund's expenses relative to its peer group and discussed realized and potential economies of scale. In considering the economies of scale for each Fund, the Board considered that the Buffalo Funds operate under a unitary fee structure whereby many of the Funds' ordinary operating expenses are paid by KCM out of its advisory fee rather than being paid directly by the Funds.

Buffalo Discovery Fund. The Trustees reviewed the structure of the Buffalo Discovery Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Discovery Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Dividend Focus Fund. The Trustees reviewed the structure of the Buffalo Dividend Focus Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Dividend Focus Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Emerging Opportunities Fund. The Trustees reviewed the structure of the Buffalo Emerging Opportunities Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Emerging Opportunities Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Flexible Income Fund. The Trustees reviewed the structure of the Buffalo Flexible Income Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Flexible Income Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

(Unaudited)

Buffalo Growth Fund. The Trustees reviewed the structure of the Buffalo Growth Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Growth Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo High Yield Fund. The Trustees reviewed the structure of the Buffalo High Yield Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo High Yield Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo International Fund. The Trustees reviewed the structure of the Buffalo International Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo International Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Large Cap Fund. The Trustees reviewed the structure of the Buffalo Large Cap Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Large Cap Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Mid Cap Fund. The Trustees reviewed the structure of the Buffalo Mid Cap Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted the Buffalo Mid Cap Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.

Buffalo Small Cap Fund. The Trustees reviewed the structure of the Buffalo Small Cap Fund's management fee and total expense ratio and considered whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees further noted the Buffalo Small Cap Fund's management fee structure contained breakpoint reductions as the Fund's assets grow in size. The Trustees concluded that the current fee structure for each Fund was reasonable and reflected a sharing of economies of scale between KCM and each Fund at each Fund's current asset levels.

5. Benefits Derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by KCM from its association with the Funds. The Trustees examined the brokerage and commissions of KCM with respect to the Funds. The Trustees concluded that the benefits KCM may receive, such as greater name recognition, growth in separate account management services, greater exposure to press coverage, or increased ability to obtain research or brokerage services, appear to be reasonable, and may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds' surrounding circumstances and concluded that the Funds and their shareholders would benefit from the Adviser's continued management. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements with the Funds as being in the best interests of the Funds and their shareholders.

PRIVACY POLICY (UNAUDITED)

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Adviser are collectively referred to as the "Companies," "we," "our" or "us."

As a part of providing you services and products we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.buffalofunds.com
1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•  Name

•  Address

•  Birthdate

•  Phone number

•  Social Security Number

•  E-mail address

•  Product-Related Personal Information

•  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

(Unaudited)

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

1-800-49-BUFFALO

(1-800-492-8332)

Buffalo Funds

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

www.buffalofunds.com

Buffalofundannual

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial experts are Philip J. Kennedy and Rachel F. Lupardus. Both Mr. Kennedy and Ms. Lupardus are “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(1) (a) — (d) Aggregate fees billed to the Registrant for each of the last two fiscal years for professional services rendered by the Registrant’s Independent Registered Public Accounting Firm were as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$214,400	$192,960
Audit-Related Fees	$7,300	$6,570
Tax Fees	$35,080	$31,572
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings, including registration statements. Audit-related fees refer to the reading and commenting on the Registrant’s semi-annual reports. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including specifically tax return review and excise tax distribution review services. There were no fees billed for services rendered to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) The Registrant’s audit committee charter requires pre-approval in advance of (i) audit and non-audit services performed by the Registrant’s Independent Registered Public Accounting Firm for the Registrant; and (ii) audit and non-audit services relating directly to the operations and financial reporting of the Registrant performed by the Registrant’s principal accounting officer for the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(2) None of the services described in (b) — (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant. As disclosed above, the amount of fees billed for such services were $42,380 and $38,142 for the 2019 and 2018 fiscal years, respectively.

(h) The aggregate fees billed for non-audit services rendered to the Registrant’s investment advisor related to surprise security count procedures were $12,500 and $12,500 for the 2019 and 2018 fiscal years respectively. These fees were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a listed issuer.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is an open-end investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Office and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service provider.

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(b)         There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, are is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable because the Registrant is an open-end investment company.

Item 13. Exhibits.

(a)         (1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

(2) Certifications pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable because the Registrant is an open-end investment company.

(1)         There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/ Clay E. Brethour
Clay E. Brethour,
President and Treasurer

Date	5/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Buffalo Funds

By	/s/ Clay E. Brethour
Clay E. Brethour,
President and Treasurer

Date	5/29/2019

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